FILE NO.   2-10156
                                                              FILE NO.  811-0560
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                                   ---------
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933            (X)
                          Pre-Effective Amendment No.            ( )
                        Post-Effective Amendment No. 80          (X)
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940        (X)
                                Amendment No. 32                 (X)
                                   ---------
                          JOHN HANCOCK INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
              (Address of Principal Executive Offices) (Zip Code)
                 Registrant's Telephone Number, (617) 375-1700
                                   ---------
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                          Boston, Massachusetts 02199
                    (Name and Address of Agent for Service)
                                   ---------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective:
( ) immediately upon filing pursuant to paragraph (b) of Rule 485
( ) on (DATE) pursuant to paragraph (b) of Rule 485
( ) 60 days after filing pursuant to paragraph (a) of Rule 485
(X) on May 1, 1998 pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

List all Funds in the Trust:
     John Hancock Growth and Income Fund
     John Hancock Sovereign Balanced Fund
     John Hancock Sovereign Investors Fund


                            CONSOLIDATED PROSPECTUS


Item Number Form N-1A,                                                          Statement of Additional
      Part A                          Prospectus Caption                          Information Caption
      ------                          ------------------                          -------------------
        1                     Front Cover Page                                             *
        2                     Overview; Investor Expenses;                                 *

        3                     Financial Highlights                                         *

        4                     Overview; Goal and Strategy; Portfolio                       *
                              Securities; Risk Factors; Business
                              Structure; More About Risk

        5                     Overview; Business Structure;                                *
                              Manager/Subadviser; Investor Expenses

        6                     Choosing a Share Class; Buying Shares;                       *
                              Selling Shares; Transaction Policies;
                              Dividends and Account Policies;
                              Additional Investor Services

        7                     Choosing a Share Class; How Sales Charges                    *
                              are Calculated; Sales Charge Deductions
                              and Waivers; Opening an Account; Buying
                              Shares; Transaction Policies; Additional
                              Investor Services

        8                     Selling Shares; Transaction Policies;                        *
                              Dividends and Account Policies

        9                     Not Applicable                                               *

       10                                        *                         Front Cover Page

       11                                        *                         Table of Contents

       12                                        *                         Organization of the Fund

       13                                        *                         Investment Objectives and Policies;
                                                                           Certain Investment Practices;
                                                                           Investment Restrictions

       14                                        *                         Those Responsible for Management

       15                                        *                         Those Responsible for Management

       16                                        *                         Investment Advisory; Subadvisory
                                                                           and Other Services; Distribution
                                                                           Contract; Transfer Agent Services;
                                                                           Custody of Portfolio; Independent
                                                                           Auditors

       17                                        *                         Brokerage Allocation

       18                                        *                         Description of Fund's Shares

       19                                        *                         Net Asset Value; Additional
                                                                           Services and Programs

       20                                        *                         Tax Status

       21                                        *                         Distribution Contract

       22                                        *                         Calculation of Performance

       23                                        *                         Financial Statements


                                  JOHN HANCOCK

                                   Growth and
                                  Income Funds

                                     [LOGO]
--------------------------------------------------------------------------------

Prospectus


May 1, 1998


This prospectus gives vital information about these funds. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these funds:

o are not bank deposits
o are not federally insured
o are not endorsed by any bank
  or government agency
o are not guaranteed to achieve their goal(s)

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



Growth and Income Fund

Independence Equity Fund

Sovereign Balanced Fund

Sovereign Investors Fund

Special Value Fund





[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Mangagement Firm

       101 Huntington Avenue, Boston, Massachusetts 02199-7603

Contents
--------------------------------------------------------------------------------

A fund-by-fund look at goals,    Growth and Income Fund                       4
strategies, risks, expenses and  Independence Equity Fund                     6
financial history.               Sovereign Balanced Fund                      8
                                 Sovereign Investors Fund                    10
                                 Special Value Fund                          12





Policies and instructions for    Your account
opening, maintaining and         Choosing a share class                      14
closing an account in any        How sales charges are calculated            14
growth and income fund.          Sales charge reductions and waivers         15
                                 Opening an account                          15
                                 Buying shares                               16
                                 Selling shares                              17
                                 Transaction policies                        19
                                 Dividends and account policies              19
                                 Additional investor services                20

Details that apply to the        Fund details
growth and income funds as a     Business structure                          21
group.                           Sales compensation                          22
                                 More about risk                             24

                                 For more information                back cover

Overview
--------------------------------------------------------------------------------

GOAL OF THE GROWTH AND INCOME FUNDS

John Hancock growth and income funds invest for varying combinations of income and capital appreciation. Each fund has its own emphasis with regard to income, growth and total return, and has its own strategy and risk/reward profile. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o are looking for a more conservative alternative to exclusively growth-oriented funds

o     need an investment to form the core of a portfolio

o     seek above-average total return over the long term

o     are retired or nearing retirement

Growth and income funds may NOT be appropriate if you:

o     are investing for maximum return over a long time horizon

o     require a high degree of stability of your principal

THE MANAGEMENT FIRM


All John Hancock growth and income funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $26 billion in assets.


FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Graphic] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Graphic] Portfolio securities The primary types of securities in which the fund invests. Secondary investments are described in "More about risk" at the end of the prospectus.

[Graphic] Risk factors The major risk factors associated with the fund.

[Graphic] Portfolio management The individual or group (including subadvisers, if any) designated by the investment adviser to handle the fund's day-to-day management.

[Graphic] Expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

[Graphic] Financial highlights A table showing the fund's financial performance for up to ten years, by share class. A bar chart showing total return allows you to compare the fund's historical risk level to those of other funds.

Growth and Income Fund


REGISTRANT NAME: JOHN HANCOCK INVESTMENT TRUST    TICKER SYMBOL
                              CLASS A: TAGRX    CLASS B: TSGWX    CLASS C: N/A
--------------------------------------------------------------------------------


GOAL AND STRATEGY

[Graphic] The fund seeks the highest total return (capital appreciation plus current income) that is consistent with reasonable safety of capital. To pursue this goal, the fund invests in a diversified portfolio of stocks, bonds and money market instruments. Although the fund may concentrate in any of these securities, under normal circumstances it invests primarily in stocks. The fund may not invest more than 25% of assets in any one industry.

PORTFOLIO SECURITIES

[Graphic] The fund may invest in most types of securities, including:
o     common and preferred stocks, warrants and convertible securities
o U.S. Government and agency debt securities, including mortgage-backed securities
o     corporate bonds, notes and other debt securities of any maturity

The fund may invest up to 15% of net assets in junk bonds, including convertible securities, that may be rated as low as CC/Ca and their unrated equivalents.

The fund may invest up to 25% of assets in foreign securities (35% during adverse U.S. market conditions); however, foreign securities typically have not exceeded 5% of assets. To a limited extent, the fund also may invest in certain higher-risk securities, and may engage in other investment practices.

For temporary defensive purposes, the fund may invest some or all of its assets in investment-grade short-term securities.

RISK FACTORS

[Graphic] As with any growth and income fund, the value of your investment will fluctuate in response to stock and bond market movements.

To the extent that it invests in certain securities, the fund may be affected by additional risks:

o foreign securities: currency, information, natural event and political risks
o     mortgage-backed securities: extension and prepayment risks

These risks are defined in "More about risk" starting on page 24. This section also details other higher-risk securities and practices that the fund may utilize. Before you invest, please read "More about risk" carefully.

PORTFOLIO MANAGEMENT

[Graphic] Timothy E. Keefe, CFA, has been the leader of the fund's portfolio management team since joining John Hancock Funds in July 1996. He is a senior vice president of the adviser and has been in the investment business since 1987.

--------------------------------------------------------------------------------
INVESTOR EXPENSES


[Graphic] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Class C expenses are based on Class B expenses as no Class C shares were issued or outstanding during the past year. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses               Class A     Class B     Class C
--------------------------------------------------------------------------------
Maximum sales charge imposed
on purchases (as a percentage of
offering price)                                5.00%       none        none
--------------------------------------------------------------------------------
Maximum sales charge imposed on
reinvested dividends                           none        none        none
--------------------------------------------------------------------------------
Maximum deferred sales charge                  none(1)     5.00%       1.00%
--------------------------------------------------------------------------------
Redemption fee(2)                              none        none        none
--------------------------------------------------------------------------------
Exchange fee                                   none        none        none

--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee(3)                             0.625%      0.625%        XXX
--------------------------------------------------------------------------------
12b-1 fee(4)                                  0.250%       1.00%       1.00%
--------------------------------------------------------------------------------
Other expenses                                0.355%      0.355%        XXX
--------------------------------------------------------------------------------
Total fund operating expenses                 1.230%      1.980%        XXX
--------------------------------------------------------------------------------


Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.


--------------------------------------------------------------------------------
Share class                   Year 1      Year 3      Year 5      Year 10
--------------------------------------------------------------------------------
Class A shares                $62         $87         $114        $191
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
 Assuming redemption
 at end of period             $70         $92         $127        $211
--------------------------------------------------------------------------------
 Assuming no redemption       $20         $62         $107        $211
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
 Assuming redemption
 at end of period             $XX         $XX         $XX         $XX
--------------------------------------------------------------------------------
 Assuming no redemption       $XX         $XX         $XX         $XX


This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).


(3) There will be a one-time reduction of $150,000 in management fee in fiscal year 1998.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


4  GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Graphic] The figures below have been audited by the fund's independent auditors,


Volatility, as indicated by Class A
year-by-year total investment return (%)   (9.86)  23.47  0.18  23.80  10.47  13.64  (2.39)  19.22  15.33  14.53(4)
(scale varies from fund to fund)                                                                          four months



--------------------------------------------------------------------------------------------------------------------
Class A - period ended:                               8/88        8/89      8/90      8/91       8/92       8/93
--------------------------------------------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $12.04       $8.83    $10.19     $9.87     $11.77     $12.43
--------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          0.50        0.55      0.20      0.20       0.32(2)    0.40(2)
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                                (1.73)       1.42     (0.18)     2.07       0.89       1.12
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.23)       1.97      0.02      2.27       1.21       1.52
--------------------------------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income               (0.49)      (0.61)    (0.27)    (0.19)     (0.25)     (0.42)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain on
  investments sold                                   (1.49)         --     (0.07)    (0.18)     (0.30)     (1.45)
--------------------------------------------------------------------------------------------------------------------
  Total distributions                                (1.98)      (0.61)    (0.34)    (0.37)     (0.55)     (1.87)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $8.83      $10.19     $9.87    $11.77     $12.43     $12.08
--------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value(3) (%)    (9.86)      23.47      0.18     23.80      10.47      13.64
--------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted) ($)        69,555      70,513    63,150    77,461     89,682    115,780
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)           1.29        1.12      1.29      1.38       1.34       1.29
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
net assets (%)                                        5.45        6.07      1.96      1.90       2.75       3.43
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            120         214        69        70        119        107
--------------------------------------------------------------------------------------------------------------------
Average brokerage commission rate(6) ($)               N/A         N/A       N/A       N/A        N/A        N/A

--------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                8/94        8/95         8/96        12/96(1)      12/97
--------------------------------------------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $12.08      $11.42       $13.38       $15.07
--------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                           0.32(2)     0.21(2)      0.19(2)      0.05(2)
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                                 (0.61)       1.95         1.84         2.15
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                      (0.29)       2.16         2.03         2.20
--------------------------------------------------------------------------------------------------------------------
Less distributions
  Dividends from net investment income                (0.37)      (0.20)       (0.19)       (0.08)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain on
  investments sold                                       --          --        (0.15)       (1.57)
--------------------------------------------------------------------------------------------------------------------
  Total distributions                                 (0.37)      (0.20)       (0.34)       (1.65)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $11.42      $13.38       $15.07       $15.62
--------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value(3) (%)     (2.39)      19.22        15.33        14.53(4)
--------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted) ($)        121,160     130,183      139,548      163,154
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)            1.31        1.30         1.17         1.22(5)
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
net assets (%)                                         2.82        1.82         1.28         0.85(5)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             195          99           74           26
--------------------------------------------------------------------------------------------------------------------
Average brokerage commission rate(6) ($)                N/A         N/A       0.0665       0.0692



------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                             8/91(7)       8/92      8/93      8/94      8/95      8/96   12/96(1)    12/97
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $11.52     $11.77    $12.44    $12.10    $11.44    $13.41     $15.10
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(2)                          --       0.23      0.30      0.24      0.13      0.08       0.01
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                         0.25       0.89      1.12     (0.61)     1.96      1.85        2.14
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       0.25       1.12      1.42     (0.37)     2.09      1.93       2.15
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                   --      (0.15)    (0.31)    (0.29)    (0.12)    (0.09)     (0.02)
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain on
  investments sold                                       --      (0.30)    (1.45)       --        --     (0.15)     (1.57)
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                    --      (0.45)    (1.76)    (0.29)    (0.12)    (0.24)     (1.59)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $11.77     $12.44    $12.10    $11.44    $13.41    $15.10     $15.66
------------------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value(3) (%)      2.17(4)    9.67     12.64     (3.11)    18.41     14.49      14.15(4)
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted) ($)          7,690     29,826    65,010   114,025   114,723   125,781    146,399
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)            2.19(5)    2.07      2.19      2.06      2.03      1.90       1.98(5)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
net assets (%)                                         1.46(5)    2.02      2.53      2.07      1.09      0.55       0.10(5)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              70        119       107       195        99        74         26
------------------------------------------------------------------------------------------------------------------------------------
Average brokerage commission rate(6) ($)                N/A        N/A       N/A       N/A       N/A    0.0665     0.0692

(1) Effective December 31, 1996, the fiscal year end changed from August 31 to December 31.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5)   Annualized.
(6) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(7)   Class B shares commenced operations on August 22, 1991.


                                                       GROWTH AND INCOME FUND  5

Independence Equity Fund


REGISTRANT NAME: JOHN HANCOCK CAPITAL SERIES    TICKER SYMBOL
                              CLASS A: JHDCX    CLASS B: JHIDX    CLASS C: N/A
--------------------------------------------------------------------------------


GOAL AND STRATEGY


[Graphic] The fund seeks above-average total return (capital appreciation plus income). To pursue this goal, the fund invests primarily in a diversified stock portfolio whose risk profile is similar to that of the S&P 500 index. The fund does not invest exclusively in S&P 500 stocks.


In choosing stocks, the fund uses a proprietary computer model (NIXDEX) to identify stocks that appear to be undervalued. The fund favors those undervalued stocks that are selected by its model and that are believed to have improving fundamentals. The fund may not invest more than 25% of assets in any one industry.

PORTFOLIO SECURITIES

[Graphic] Under normal circumstances, the fund invests at least 65% of assets in common stocks. It may also invest in warrants, preferred stocks and investment-grade convertible debt securities.

The fund may invest in foreign securities in the form of American Depository Receipts (ADRs) and U.S. dollar-denominated securities of foreign issuers traded on U.S. exchanges. To a limited extent the fund also may invest in certain higher-risk securities, and may engage in other investment practices.

For temporary defensive purposes, the fund may invest some or all of its assets in investment-grade short-term securities.

RISK FACTORS

[Graphic] As with any growth and income fund, the value of your investment will fluctuate in response to stock and bond market movements. Because the fund follows an index-tracking strategy, it is likely to remain fully invested even if the fund's managers anticipate a market downturn.

To the extent that it invests in foreign securities, the fund may be affected by additional risks, such as information, natural event and political risks. These risks are defined in "More about risk" starting on page 24. This section also details other higher-risk securities and practices that the fund may utilize. Please read "More about risk" carefully before you invest.

MANAGEMENT/SUBADVISER

[Graphic] The fund's investment decisions are made by a portfolio management team, and no individual is primarily responsible for making them. Team members are employees of Indepen-dence Investment Associates, Inc., the fund's subadviser and a subsidiary of John Hancock Mutual Life Insurance Company.

--------------------------------------------------------------------------------
INVESTOR EXPENSES


[Graphic] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Class C expenses are based on Class B expenses as no Class C shares were issued or outstanding during the past year. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses        Class A       Class B     Class C
--------------------------------------------------------------------------------
Maximum sales charge imposed
on purchases (as a percentage
of offering price)                       5.00%         none           none
--------------------------------------------------------------------------------
Maximum sales charge imposed on
reinvested dividends                     none          none           none
--------------------------------------------------------------------------------
Maximum deferred sales charge            none(1)       5.00%          1.00%
--------------------------------------------------------------------------------
Redemption fee(2)                        none          none           none
--------------------------------------------------------------------------------
Exchange fee                             none          none           none

--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee(3)                        0.75%         0.75%          0.00%
--------------------------------------------------------------------------------
12b-1 fee(4)                             0.30%         1.00%          1.00%
--------------------------------------------------------------------------------
Other expenses                           0.68%         0.68%           XXX
--------------------------------------------------------------------------------
Total fund operating expenses            1.73%         2.43%           XXX


Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.


--------------------------------------------------------------------------------
Share class                        Year 1      Year 3      Year 5      Year 10
--------------------------------------------------------------------------------
Class A shares                      $67        $102         $139        $244
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
 Assuming redemption
 at end of period                   $75        $106         $150        $259
--------------------------------------------------------------------------------
 Assuming no redemption             $25         $76         $130        $259
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
 Assuming redemption
 at end of period                   $XX         $XX          $XX         $XX
--------------------------------------------------------------------------------
 Assuming no redemption             $XX         $XX          $XX         $XX


This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Management fee includes a subadviser fee equal to 55% of the management fee.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


6  INDEPENDENCE EQUITY FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Graphic] The figures below have been audited by the fund's independent auditors,

Volatility, as indicated by Class A
year-by-year total investment return (%)   10.95(5)   13.58    6.60    16.98    29.12     10.33(5)
(scale varies from fund to fund)                                                           seven
                                                                                           months


-----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                     5/92(1)     5/93    5/94        5/95       5/96      12/96(2)   12/97
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $10.00     $10.98   $12.16      $12.68     $14.41      $17.98
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                 0.15       0.22     0.28(3)     0.32(3)    0.20(3)     0.13(3)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       0.94       1.25     0.52        1.77       3.88        1.72
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             1.09       1.47     0.80        2.09       4.08        1.85
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------------
    Dividends from net investment income                    (0.11)     (0.23)   (0.23)      (0.28)     (0.22)      (0.14)
-----------------------------------------------------------------------------------------------------------------------------------
    Distributions from net realized gain
    on investments sold                                        --      (0.06)   (0.05)      (0.08)     (0.29)      (0.27)
-----------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                     (0.11)     (0.29)   (0.28)      (0.36)     (0.51)      (0.41)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $10.98     $12.16   $12.68      $14.41     $17.98      $19.42
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value(4) (%)           10.95(5)   13.58     6.60       16.98      29.12       10.33(5)
-----------------------------------------------------------------------------------------------------------------------------------
Total adjusted investment return at net
asset value(4,6) (%)                                         9.28(5)   11.40     6.15       16.94      28.47       10.08(5)
-----------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted) ($)                2,622     12,488   66,612     101,418     14,878      31,013
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                  1.66(7)    0.76     0.70        0.70       0.94        1.30(7)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of adjusted expenses to average net assets(8) (%)      3.38(7)    2.94     1.15        0.74       1.59        1.73(7)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
average net assets (%)                                       1.77(7)    2.36     2.20        2.43       1.55        1.16(7)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of adjusted net investment income (loss)
to average net assets(8) (%)                                 0.05(7)    0.18     1.75        2.39       0.90        0.73(7)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    53         53       43          71        157          35
-----------------------------------------------------------------------------------------------------------------------------------
Fee reduction per share ($)                                  0.15       0.20     0.06(3)    0.005(3)    0.08(3)     0.05(3)
-----------------------------------------------------------------------------------------------------------------------------------
Average brokerage commission rate(9) ($)                      N/A        N/A      N/A         N/A        N/A      0.0326

---------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                               5/96(1)    12/96(2)   12/97
---------------------------------------------------------------------------------------------------------------------
Per share operating performance
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $15.25      $17.96
---------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(3)                                                       0.09        0.05
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                                2.71        1.72
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                      2.80        1.77
---------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                                              (0.09)      (0.05)
   Distributions from net realized gain on investments sold                             --       (0.27)
   Total distributions                                                               (0.09)      (0.32)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $17.96      $19.41
---------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value(4) (%)                                    18.46(5)     9.83(5)
---------------------------------------------------------------------------------------------------------------------
Total adjusted investment return at net asset value(4,6) (%)                         17.59(5)     9.58(5)
---------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted) ($)                                        15,125      42,461
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                                           2.00(7)     2.00(7)
---------------------------------------------------------------------------------------------------------------------
Ratio of adjusted expenses to average net assets(8) (%)                               3.21(7)     2.43(7)
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (%)                       0.78(7)     0.45(7)
---------------------------------------------------------------------------------------------------------------------
Ratio of adjusted net investment income (loss) to average
net assets(8) (%)                                                                    (0.43)(7)    0.02(7)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                            157          35
---------------------------------------------------------------------------------------------------------------------
Fee reduction per share(3) ($)                                                        0.13        0.05
---------------------------------------------------------------------------------------------------------------------
Average brokerage commission rate(9) ($)                                               N/A      0.0326


(1) Class A and Class B shares commenced operations on June 10, 1991 and September 7, 1995, respectively.
(2) Effective December 31, 1996, the fiscal year end changed from May 31 to December 31.
(3)   Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)   Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Annualized.
(8)   Unreimbursed, without fee reduction.
(9) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.


                                                     INDEPENDENCE EQUITY FUND  7

Sovereign Balanced Fund

REGISTRANT NAME: JOHN HANCOCK INVESTMENT TRUST   TICKER SYMBOL
                              CLASS A: SVBAX     CLASS B: SVBBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[GRAPHIC] The fund seeks current income, long-term growth of capital and income, and preservation of capital. To pursue these goals, the fund allocates its assets among a diversified mix of debt and equity securities. While the relative weightings of debt and equity securities will shift over time, at least 25% of assets will be invested in senior debt securities. The fund may not invest more than 25% of assets in any one industry.

PORTFOLIO SECURITIES

[GRAPHIC] The fund may invest in any type or class of security, including (but not limited to) stocks, warrants, U.S. Government and agency securities, corporate debt securities, investment-grade short-term securities, foreign currencies and options and futures contracts.

The fund's stock investments are exclusively in companies that have increased their dividend payout in each of the last ten years. Up to 25% of the fund's bond investments may be rated from BB/Ba to C (junk bonds).

The fund may invest up to 35% of assets in foreign securities; however, these typically have not exceeded 5% of assets. To a limited extent, the fund also may invest in certain higher-risk securities, and may engage in other investment practices.

For temporary defensive purposes, the fund may invest some or all of its assets in investment-grade short-term securities.

RISK FACTORS

[GRAPHIC] As with any growth and income fund, the value of your investment will fluctuate in response to stock and bond market movements. To the extent that it invests in certain securities, the fund may be affected by additional risks:

o     junk bonds: above-average credit, market and other risks
o foreign securities: currency, information, natural event and political risks
o     mortgage-backed securities: extension and prepayment risks

These risks are listed and defined in "More about risk" starting on page 24. This section also details other higher-risk securities and practices that the fund may utilize. Please read "More about risk" carefully before you invest.

MANAGEMENT/SUBADVISER

[GRAPHIC] John F. Snyder III and Barry H. Evans, CFA, lead the fund's portfolio management team. Mr. Snyder, an investment manager since 1971, is an executive vice president of Sovereign Asset Management Corporation, the fund's subadviser and a subsidiary of John Hancock Funds. Mr. Evans, a senior vice president of the adviser, has been in the investment business since joining John Hancock Funds in 1986.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

[GRAPHIC] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses                      Class A     Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                   5.00%       none
--------------------------------------------------------------------------------
Maximum sales charge imposed on
reinvested dividends                                  none        none
--------------------------------------------------------------------------------
Maximum deferred sales charge                         none(1)     5.00%
--------------------------------------------------------------------------------
Redemption fee(2)                                     none        none
--------------------------------------------------------------------------------
Exchange fee                                          none        none

--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee(3)                                     0.60%       0.60%
--------------------------------------------------------------------------------
12b-1 fee(4)                                          0.30%       1.00%
--------------------------------------------------------------------------------
Other expenses                                        0.39%       0.39%
--------------------------------------------------------------------------------
Total fund operating expenses                         1.29%       1.99%
--------------------------------------------------------------------------------

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                   Year 1      Year 3      Year 5      Year 10
--------------------------------------------------------------------------------
Class A shares                $62         $89         $117        $198
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
 Assuming redemption
 at end of period             $70         $92         $127        $214
--------------------------------------------------------------------------------
 Assuming no redemption       $20         $62         $107        $214
--------------------------------------------------------------------------------

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Management fee includes a subadviser fee equal to 40% of the stock portion of the management fee.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


8  SOVEREIGN BALANCED FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[GRAPHIC] The figures below have been audited by the fund's independent auditors,

Volatility, as indicated by Class A
year-by-year total investment return (%)  2.37(4)  11.38  (3.51)  24.23  12.13
(scale varies from fund to fund)


-----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                           12/92(1)       12/93    12/94    12/95       12/96       12/97
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $10.00      $10.19   $10.74    $9.84      $11.75
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                          0.04(2)     0.46     0.50     0.44(2)     0.41(2)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                0.20        0.68    (0.88)    1.91        0.99
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.24        1.14    (0.38)    2.35        1.40
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                              (0.05)      (0.45)   (0.50)   (0.44)      (0.41)
-----------------------------------------------------------------------------------------------------------------------------------
   Distributions from net realized gain on investments sold             --       (0.14)   (0.02)      --       (0.47)
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                               (0.05)      (0.59)   (0.52)   (0.44)      (0.88)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $10.19      $10.74    $9.84   $11.75      $12.27
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value(3) (%)                     2.37(4)    11.38    (3.51)   24.23       12.13
-----------------------------------------------------------------------------------------------------------------------------------
Total adjusted investment return at net asset value(3,5) (%)          2.34(4)       --       --       --          --
-----------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted) ($)                         5,796      62,218   61,952   69,811      71,242
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                           2.79(6)     1.45     1.23     1.27        1.29
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of adjusted expenses to average net assets(7) (%)               2.94(6)       --       --       --          --
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (%)       3.93(6)     4.44     4.89     3.99        3.33
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of adjusted net investment income (loss) to average
net assets(7) (%)                                                     3.78(6)       --       --       --          --
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              0          85       78       45          80
-----------------------------------------------------------------------------------------------------------------------------------
Fee reduction per share ($)                                         0.0016(2)       --       --       --          --
-----------------------------------------------------------------------------------------------------------------------------------
Average brokerage commission rate(8) ($)                               N/A         N/A      N/A      N/A      0.0700

-----------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                           12/92(1)       12/93    12/94    12/95       12/96       12/97
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $10.00      $10.20   $10.75    $9.84      $11.74
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                          0.03(2)     0.37     0.43     0.36(2)     0.32(2)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                0.20        0.70    (0.89)    1.90        1.01
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      0.23        1.07    (0.46)    2.26        1.33
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                              (0.03)      (0.38)   (0.43)   (0.36)      (0.33)
-----------------------------------------------------------------------------------------------------------------------------------
   Distributions from net realized gain on investments sold             --       (0.14)   (0.02)      --       (0.47)
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                               (0.03)      (0.52)   (0.45)   (0.36)      (0.80)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $10.20      $10.75    $9.84   $11.74      $12.27
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value(3) (%)                     2.29(4)    10.63    (4.22)   23.30       11.46
-----------------------------------------------------------------------------------------------------------------------------------
Total adjusted investment return at net asset value(3,5) (%)          2.26(4)       --       --       --          --
-----------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted) ($)                        14,311      78,775   79,176   87,827      90,855
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                           3.51(6)     2.10     1.87     1.96        1.99
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of adjusted expenses to average net assets(7) (%)               3.66(6)       --       --       --          --
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (%)       3.21(6)     4.01     4.25     3.31        2.63
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of adjusted net investment income (loss) to average
net assets(7) (%)                                                     3.06(6)       --       --       --          --
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              0          85       78       45          80
-----------------------------------------------------------------------------------------------------------------------------------
Fee reduction per share ($)                                         0.0012(2)       --       --       --          --
-----------------------------------------------------------------------------------------------------------------------------------
Average brokerage commission rate(8) ($)                               N/A         N/A      N/A      N/A      0.0700



(1) Class A and Class B shares commenced operations on October 5, 1992. This period is covered by the report of other independent auditors (not included herein).
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.


                                                      SOVEREIGN BALANCED FUND  9

Sovereign Investors Fund


REGISTRANT NAME: JOHN HANCOCK INVESTMENT TRUST   TICKER SYMBOL
                              CLASS A: SOVIX     CLASS B: SOVBX   CLASS C: N/A
--------------------------------------------------------------------------------


GOAL AND STRATEGY

[GRAPHIC] The fund seeks long-term growth of capital and of income without assuming undue market risks. Under normal circumstances, the fund invests most of its assets in a diversified selection of stocks, although it may respond to market conditions by investing in other types of securities such as bonds or short-term securities. The fund may not invest more than 25% of assets in any one industry.

Currently, the fund utilizes a "dividend performers" strategy in selecting common stocks, investing exclusively in companies that have increased their dividend payout in each of the last ten years.

PORTFOLIO SECURITIES

[GRAPHIC] The fund may invest in most types of securities, including:

o     common and preferred stocks, warrants and convertible securities
o U.S. Government and agency debt securities, including mortgage-backed securities
o     corporate bonds, notes and other debt securities of any maturity

The fund's bond investments are primarily investment-grade, although up to 5% of assets may be invested in junk bonds rated as low as C and their unrated equivalents. To a limited extent, the fund may invest in certain higher-risk securities, and may engage in other investment practices.

For temporary defensive purposes, the fund may invest some or all of its assets in investment-grade short-term securities.

RISK FACTORS

[GRAPHIC] As with any growth and income fund, the value of your investment will fluctuate in response to stock and bond market movements.

To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. Before you invest, please read "More about risk" starting on page 24.

MANAGEMENT/SUBADVISER

[GRAPHIC] John F. Snyder III and Barry H. Evans, CFA, lead the fund's portfolio management team. Mr. Snyder, an investment manager since 1971, is an executive vice president of Sovereign Asset Management Corporation, the fund's subadviser and a subsidiary of John Hancock Funds. Mr. Evans, a senior vice president of the adviser, has been in the investment business since joining John Hancock Funds in 1986.

--------------------------------------------------------------------------------
INVESTOR EXPENSES


[GRAPHIC] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Class C expenses are based on Class B expenses as no Class C shares were issued or outstanding during the past year. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses              Class A    Class B    Class C
--------------------------------------------------------------------------------
Maximum sales charge imposed
on purchases (as a percentage
of offering price)                            5.00%      none       none
--------------------------------------------------------------------------------
Maximum sales charge imposed on
reinvested dividends                          none       none       none
--------------------------------------------------------------------------------
Maximum deferred sales charge                 none(1)    5.00%      1.00%
--------------------------------------------------------------------------------
Redemption fee(2)                             none       none       none
--------------------------------------------------------------------------------
Exchange fee                                  none       none       none

--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee(3)                             0.57%      0.57%      0.00%
--------------------------------------------------------------------------------
12b-1 fee(4)                                  0.30%      1.00%      1.00%
--------------------------------------------------------------------------------
Other expenses                                0.26%      0.34%       XXX
--------------------------------------------------------------------------------
Total fund operating expenses                 1.13%      1.91%       XXX
--------------------------------------------------------------------------------


Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.


--------------------------------------------------------------------------------
Share class                     Year 1      Year 3      Year 5      Year 10
--------------------------------------------------------------------------------
Class A shares                  $61         $84         $109        $181
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
   Assuming redemption
   at end of period             $69         $90         $123        $203
--------------------------------------------------------------------------------
   Assuming no redemption       $19         $60         $103        $203
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
   Assuming redemption
   at end of period             $XX         $XX          $XX         $XX
--------------------------------------------------------------------------------
   Assuming no redemption       $XX         $XX          $XX         $XX


This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Management fee includes a subadviser fee equal to 40% of the management fee.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


10  SOVEREIGN INVESTORS FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[GRAPHIC] The figures below have been audited by the fund's independent auditors,


Volatility, as indicated by Class A
year-by-year total investment return (%)        11.23   23.76   4.38   30.48   7.23   5.71   (1.85)   29.15   17.57
(scale varies from fund to fund)



----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                             12/88(1)     12/89(1)     12/90(1)    12/91(1,2)    12/92(1)
----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.96       $11.19       $12.60       $11.94       $14.31
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                           0.57         0.59         0.58         0.54         0.47
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                 0.65         2.01        (0.05)        3.03         0.54
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.22         2.60         0.53         3.57         1.01
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                               (0.61)       (0.61)       (0.59)       (0.53)       (0.45)
----------------------------------------------------------------------------------------------------------------------------------
   Distributions from net realized gain on investments sold           (0.38)       (0.58)       (0.60)       (0.67)       (0.09)
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                (0.99)       (1.19)       (1.19)       (1.20)       (0.54)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $11.19       $12.60       $11.94       $14.31       $14.78
----------------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value(4) (%)                     11.23        23.76         4.38        30.48         7.23
----------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted) ($)                         45,861       66,466       83,470      194,055      872,932
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                            0.86         1.07         1.14         1.18         1.13
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (%)        4.97         4.80         4.77         4.01         3.32
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              35           40           55           67           30
----------------------------------------------------------------------------------------------------------------------------------
Average brokerage commission rate(5) ($)                                N/A          N/A          N/A          N/A          N/A

----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                              12/93        12/94        12/95        12/96        12/97
----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $14.78       $15.10       $14.24       $17.87
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                           0.44         0.46         0.40         0.36(3)
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                 0.39        (0.75)        3.71         2.77
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       0.83        (0.29)        4.11         3.13
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                               (0.42)       (0.46)       (0.40)       (0.36)
----------------------------------------------------------------------------------------------------------------------------------
   Distributions from net realized gain on investments sold           (0.09)       (0.11)       (0.08)       (1.16)
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                (0.51)       (0.57)       (0.48)       (1.52)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $15.10       $14.24       $17.87       $19.48
----------------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value(4) (%)                      5.71        (1.85)       29.15        17.57
----------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted) ($)                      1,258,575    1,090,231    1,280,321    1,429,523
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                            1.10         1.16         1.14         1.13
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (%)        2.94         3.13         2.45         1.86
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              46           45           46           59
----------------------------------------------------------------------------------------------------------------------------------
Average brokerage commission rate(5) ($)                                N/A          N/A          N/A       0.0696

------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                              12/94(6)            12/95           12/96        12/97
------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $15.02           $14.24          $17.86
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(3)                                          0.38             0.27            0.21
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment                   (0.69)            3.71            2.77
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        (0.31)            3.98            2.98
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                                 (0.36)           (0.28)          (0.22)
------------------------------------------------------------------------------------------------------------------------------
   Distributions from net realized gain on investments sold             (0.11)           (0.08)          (1.16)
------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                  (0.47)           (0.36)          (1.38)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $14.24           $17.86          $19.46
------------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value(4) (%)                       (2.04)(7)        28.16           16.67
------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted) ($)                          128,069          257,781         406,523
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                              1.86(8)          1.90            1.91
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (%)          2.57(8)          1.65            1.10
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                45               46              59
------------------------------------------------------------------------------------------------------------------------------
Average brokerage commission rate(5) ($)                                  N/A              N/A          0.0696

(1) These periods are covered by the report of other independent auditors (not included herein).
(2) On October 23, 1991, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3)   Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(6)   Class B shares commenced operations on January 3, 1994.
(7)   Not annualized.
(8)   Annualized.



                                                    SOVEREIGN INVESTORS FUND  11

Special Value Fund


REGISTRANT NAME: JOHN HANCOCK CAPITAL SERIES    TICKER SYMBOL
                              CLASS A: SPVAX    CLASS B: SPVBX    CLASS C: N/A
--------------------------------------------------------------------------------


GOAL AND STRATEGY

[GRAPHIC] The fund seeks capital appreciation, with income as a secondary consideration. To pursue this goal, the fund invests primarily in stocks that appear comparatively undervalued and are out of favor. The fund looks for small-size companies with total market capitalization of $1 billion or less, whose earnings power or asset value does not appear to be reflected in the current stock price, and whose stocks thus have potential for appreciation. The fund may not invest more than 25% of assets in any one industry.

PORTFOLIO SECURITIES

[GRAPHIC] The fund invests primarily in the common stocks of U.S. companies. It may also invest in warrants, preferred stocks and convertible securities.

The fund may invest up to 50% of assets in foreign securities, including American Depository Receipts. The fund may invest up to 15% of net assets in junk bonds, including convertible securities, that may be rated as low as CC/Ca and their unrated equivalents. To a limited extent, the fund also may invest in certain higher-risk securities and may engage in other investment practices.

For temporary defensive purposes, the fund may invest some or all of its assets in investment-grade short-term securities.

RISK FACTORS

[GRAPHIC] As with any growth and income fund, the value of your investment will fluctuate. Even comparatively undervalued stocks typically fall in price during broad market declines. Small- and medium-sized company stocks, which may comprise a significant portion of the fund's portfolio, tend to be more volatile than the market as a whole.

To the extent that it invests in foreign securities, the fund may be affected by additional risks, such as currency, information, natural event and political risks. These risks are defined in "More about risk" starting on page 24. This section also details other higher-risk securities and practices that the fund may utilize. Please read "More about risk" carefully before you invest.

PORTFOLIO MANAGEMENT

[GRAPHIC] Timothy E. Keefe, CFA,
has been the leader of the fund's portfolio management team since August 1996. He is a senior vice president of the adviser. He joined John Hancock Funds in July 1996 and has been in the investment business since 1987.

--------------------------------------------------------------------------------
INVESTOR EXPENSES


[GRAPHIC] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Class C expenses are based on Class B expenses as no Class C shares were issued or outstanding during the past year. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses            Class A     Class B    Class C
--------------------------------------------------------------------------------
Maximum sales charge imposed
on purchases (as a percentage
of offering price)                            5.00%       none       none
--------------------------------------------------------------------------------
Maximum sales charge imposed on
reinvested dividends                          none        none       none
--------------------------------------------------------------------------------
Maximum deferred sales charge                 none(1)     5.00%      1.00%
--------------------------------------------------------------------------------
Redemption fee(2)                             none        none       none
--------------------------------------------------------------------------------
Exchange fee                                  none        none       none

--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee (after
expense limitation)(3)                        0.00%       0.00%      0.00%
--------------------------------------------------------------------------------
12b-1 fee(4)                                  0.30%       1.00%      1.00%
--------------------------------------------------------------------------------
Other expenses (after limitation)(3)          0.69%       0.69%       XXX
--------------------------------------------------------------------------------
Total fund operating expenses
(after limitation)(3)                         0.99%       1.69%       XXX
--------------------------------------------------------------------------------


Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.


--------------------------------------------------------------------------------
Share class                    Year 1      Year 3      Year 5      Year 10
--------------------------------------------------------------------------------
Class A shares                  $60         $80         $102        $165
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
   Assuming redemption
   at end of period             $67         $83         $112        $181
--------------------------------------------------------------------------------
   Assuming no redemption       $17         $53          $92        $181
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
   Assuming redemption
   at end of period             $XX         $XX          $XX         $XX
--------------------------------------------------------------------------------
   Assuming no redemption       $XX         $XX          $XX         $XX


This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.


(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Reflects the adviser's agreement to limit expenses (except for 12b-1 and transfer agent expenses). Without this limitation, management fees would be 0.70% for each class, other expenses would be 0.70% for each class, and total fund operating expenses would be 1.70% for Class A and 2.40% for Class B and Class C. The adviser may terminate this limitation in the future.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


12  SPECIAL VALUE FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[GRAPHIC] The figures below have been audited by the fund's independent auditors,

Volatility, as indicated by Class A
year-by-year total investment return (%)      7.81(4)   20.26   12.91
(scale varies from fund to fund)


------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                          12/94(1)         12/95       12/96       12/97
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $8.50         $8.99      $10.39
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(2)                                                      0.18          0.21        0.14
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                               0.48          1.60        1.17
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                     0.66          1.81        1.31
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                                             (0.17)        (0.20)      (0.14)
------------------------------------------------------------------------------------------------------------------------------------
   Distributions from net realized gain on investments sold                            --         (0.21)      (1.24)
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                              (0.17)        (0.41)      (1.38)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $8.99        $10.39      $10.32
------------------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value(3) (%)                                    7.81(4)      20.26       12.91
------------------------------------------------------------------------------------------------------------------------------------
Total adjusted investment return at net asset value(3,5) (%)                         7.30(4)      19.39       12.20
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted) ($)                                        4,420        12,845      15,853
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                                          0.99(6)       0.98        0.99
------------------------------------------------------------------------------------------------------------------------------------
Ratio of adjusted expenses to average net assets(7) (%)                              4.98(6)       1.85        1.70
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (%)                      2.10(6)       2.04        1.31
------------------------------------------------------------------------------------------------------------------------------------
Ratio of adjusted net investment income (loss) to average net assets(7) (%)         (1.89)(6)      1.17        0.60
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                           0.3             9          72
------------------------------------------------------------------------------------------------------------------------------------
Fee reduction per share (2) ($)                                                      0.34          0.09        0.08
------------------------------------------------------------------------------------------------------------------------------------
Average brokerage commission rate(8) ($)                                              N/A           N/A      0.0658

------------------------------------------------------------------------------------------------------------------------------------
Class B -  period ended:                                                         12/94(1)         12/95       12/96       12/97
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $8.50         $9.00      $10.38
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(2)                                                      0.13          0.12        0.07
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                               0.48          1.59        1.17
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                     0.61          1.71        1.24
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                                             (0.11)        (0.12)      (0.07)
------------------------------------------------------------------------------------------------------------------------------------
   Distributions from net realized gain on investments sold                            --         (0.21)      (1.24)
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                              (0.11)        (0.33)      (1.31)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $9.00        $10.38      $10.31
------------------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value(3) (%)                                    7.15(4)      19.11       12.14
------------------------------------------------------------------------------------------------------------------------------------
Total adjusted investment return at net asset value(3,5) (%)                         6.64(4)      18.24       11.43
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted) ($)                                        3,296        16,994      22,097
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                                          1.72(6)       1.73        1.69
------------------------------------------------------------------------------------------------------------------------------------
Ratio of adjusted expenses to average net assets(7) (%)                              5.71(6)       2.60        2.40
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (%)                      1.53(6)       1.21        0.62
------------------------------------------------------------------------------------------------------------------------------------
Ratio of adjusted net investment income (loss) to average net assets(7) (%)         (2.46)(6)      0.34       (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                           0.3             9          72
------------------------------------------------------------------------------------------------------------------------------------
Fee reduction per share (2)($)                                                       0.34          0.09        0.08
------------------------------------------------------------------------------------------------------------------------------------
Average brokerage commission rate(8) ($)                                              N/A           N/A      0.0658


(1)   Class A and Class B shares commenced operations on January 3, 1994.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.


                                                          SPECIAL VALUE FUND  13

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS


All John Hancock growth and income funds offer two classes of shares, Class A and Class B. In addition, Class C shares are available for Growth and Income Fund, Sovereign Investors Fund, Special Value Fund and Independence Equity Fund. Each class has its own cost structure as outlined below, allowing you to choose the one that best meets your requirements. For more details, see "How Sales Charges are Calculated." Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A - for all funds
--------------------------------------------------------------------------------

o Front-end sales charges.There are several ways to reduce these charges, escribed under "Sales Charge Reductions and Waivers" on the following page.

o     Lower annual expenses than Class B and Class C shares.

--------------------------------------------------------------------------------
Class B - for all funds
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Higher annual expenses than Class A shares.

o     A contingent deferred sales charge that declines 5% over 6 years.

o Automatic conversion to Class A shares after eight years thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C - for selected funds
--------------------------------------------------------------------------------

Applies to Growth and Income Fund, Independence Equity Fund, Sovereign Investors Fund and Special Value Fund.

o     No front-end sales charge, all your money goes to work for you right away.

o     Higher annual expenses than Class A shares.

o A 1% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so the fund's annual expenses continue at the same level throughout the life of your investment.

For actual past expenses of Class A and Class B shares, see the fund-by-fund information earlier in this prospectus.

Sovereign Investors Fund offers Class Y shares, which have their own expense structure and are available to financial institutions only. Call Signature Services for more information (see back cover of this prospectus).

It is presently the policy of Signature Services not to accept any order of $100,000 or more for Class B shares or any order of $1 million or more for Class C shares. In these circumstances it would be more beneficial for the investor to purchase Class A shares.


--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                                     As a % of            As a % of your
Your investment                      offering price       investment
--------------------------------------------------------------------------------
Up to $49,999                        5.00%                5.26%
--------------------------------------------------------------------------------
$50,000 - $99,999                    4.50%                4.71%
--------------------------------------------------------------------------------
$100,000 - $249,999                  3.50%                3.63%
--------------------------------------------------------------------------------
$250,000 - $499,999                  2.50%                2.56%
--------------------------------------------------------------------------------
$500,000 - $999,999                  2.00%                2.04%
--------------------------------------------------------------------------------
$1,000,000 and over                  See below

Investments of $1 million or more Class A shares are available with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) on any shares sold within one year of purchase, as follows:CDSC on $1 million+ investments

Your investment                            CDSC on shares being sold
--------------------------------------------------------------------------------
First $1M - $4,999,999                     1.00%
--------------------------------------------------------------------------------
Next $1 - $5M above that                   0.50%
--------------------------------------------------------------------------------
Next $1 or more above that                 0.25%
--------------------------------------------------------------------------------

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the LAST day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B Shares are offered at their net asset value per share, without any initial sales charge. However, there is a contingent deferred sales charge
(CDSC) on shares you sell within six years of buying them. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:


14  YOUR ACCOUNT

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
Years after purchase                CDSC on shares being sold
--------------------------------------------------------------------------------
1st year                            5.00%
--------------------------------------------------------------------------------
2nd year                            4.00%
--------------------------------------------------------------------------------
3rd or 4th year                     3.00%
--------------------------------------------------------------------------------
5th year                            2.00%
--------------------------------------------------------------------------------
6th year                            1.00%
--------------------------------------------------------------------------------
After 6 years                       None

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.


Class C Shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) of 1% on shares you sell within one year of purchase. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

CDSC calculations are based on the number of shares involved, not on the value of your account. Each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC.

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month.


SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services to add these options.


Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge, no obligation to invest (although initial investments must total at least $250) and individual investors may close their accounts at any time.


To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of the prospectus).


CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:


o     to make payments through certain systematic withdrawal plans

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability

To utilize: If you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI.


                                                                YOUR ACCOUNT  15

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o government entities that are prohibited from paying mutual fund sales charges

o financial institutions or common trust funds investing $1 million or more for non-discretionary accounts

o     selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds


o individuals transferring assets from an employee benefit plan into a John Hancock fund


o     members of an approved affinity group financial services program

o     certain insurance company contract holders (one-year CDSC usually applies)


o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)


To utilize: if you think you may be eligible for a sales charge waiver, contact your financial representative or Signature Services, or consult the SAI.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.


2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:
      o     non-retirement account: $1,000
      o     retirement account: $250
      o     group investments: $250
      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month
      o fee-based clients of selling brokers who placed at least $2 billion in John Hancock funds: $250


3 Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


16  YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
               Opening an account                 Adding to an account

--------------------------------------------------------------------------------
By check
--------------------------------------------------------------------------------

[Clip art]     o Make out a check for the         o Make out a check for the
                 investment amount, payable to      investment amount payable
                 "John Hancock Signature            to "John Hancock Signature
                 Services, Inc."                    Services, Inc."

               o Deliver the check and your       o Fill out the detachable
                 completed application to your      investment slip from an
                 financial representative, or       account statement. If no
                 mail them to Signature Services    slip is available, include
                 (address on next page).            a note specifying the fund
                                                    name, your share class,
                                                    your account number and
                                                    the name(s) in which the
                                                    account is registered.

                                                  o Deliver the check and your
                                                    investment slip or note to
                                                    your financial
                                                    representative, or mail
                                                    them to Signature Services
                                                    (address on next page).

--------------------------------------------------------------------------------
By exchange
--------------------------------------------------------------------------------

[Clip art]     o Call your financial              o Call your financial
                 representative or Signature        representative or Signature
                 Services to request an             Services to request an
                 exchange.                          exchange.

--------------------------------------------------------------------------------
By wire
--------------------------------------------------------------------------------

[Clip art]     o Deliver your completed           o Instruct your bank to wire
                 application to your financial      the amount of your
                 representative, or mail            investment to:
                 it to Signature Services.          First Signature Bank & Trust
                                                    Account # 900000260
               o Obtain your account number         Routing # 211475000
                 by calling your financial          Specify the fund name, your
                 representative or                  share class, your account
                 Signature Services.                number and the name(s)
                                                    in which the account is
               o Instruct your bank to wire         registered. Your bank may
                 the amount of your investment      charge a fee to wire funds.
                 to:
                 First Signature Bank & Trust
                 Account # 900000260
                 Routing # 211475000
                 Specify the fund name, your
                 choice of share class, the new
                 account number and the name(s)
                 in which the account is
                 registered. Your bank may charge
                 a fee to wire funds.

--------------------------------------------------------------------------------
By phone
--------------------------------------------------------------------------------

[Clip art] See "By wire" and "By exchange."      o Verify that your bank or
                                                   credit union is a member of
                                                   the Automated Clearing
                                                   House (ACH) system.

                                                 o Complete the "Invest-By-
                                                   Phone" and "Bank
                                                   Information" sections on
                                                   your account application.

                                                 o Call Signature Services to
                                                   verify that these features
                                                   are in place on your account.

                                                 o Tell the Signature Services
                                                   representative the fund name,
                                                   your share class, your
                                                   account number, the name(s)
                                                   in which the account is
                                                   registered and the amount
                                                   of your investment.

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."

----------------------------------------
Address
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone number
1-800-225-5291

Or contact your financial representative
for instructions and assistance.
----------------------------------------


                                                                YOUR ACCOUNT  17

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
           Designed for                      To sell some or all of your shares
--------------------------------------------------------------------------------
By letter
--------------------------------------------------------------------------------

[Clip art] o Accounts of any type.           o Write a letter of instruction
                                               or complete a stock power
           o Sales of any amount.              indicating the fund name, your
                                               share class, your account
                                               number, the name(s) in which
                                               the account is registered and
                                               the dollar value or number of
                                               shares you wish to sell.

                                             o Include all signatures and any
                                               additional documents that may
                                               be required (see next page).

                                             o Mail the materials to Signature
                                               Services.

                                             o A check will be mailed to the
                                               name(s) and address in which
                                               the account is registered, or
                                               otherwise according to your
                                               letter of instruction.

--------------------------------------------------------------------------------
By phone
--------------------------------------------------------------------------------

[Clip art] o Most accounts.                  o For automated service 24 hours
                                               a day using your touch-tone
           o Sales of up to $100,000.          phone, call the EASI-Line at
                                               1-800-338-8080.

                                             o To place your order with a
                                               representative at John Hancock
                                               Funds, call Signature Services
                                               between 8 A.M. and 4 P.M.
                                               Eastern Time on most business
                                               days.

--------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
--------------------------------------------------------------------------------

[Clip art] o Requests by letter to           o Fill out the "Telephone
             sell any amount (accounts         Redemption" section of your
             of any type).                     new account application.

           o Requests by phone to sell       o To verify that the telephone
             up to $100,000 (accounts          redemption privilege is in
             with telephone redemption         place on an account, or to
             privileges).                      request the forms to add it
                                               to an existing account, call
                                               Signature Services.

                                             o Amounts of $1,000 or more will
                                               be wired on the next business
                                               day. A $4 fee will be deducted
                                               from your account.

                                             o Amounts of less than $1,000
                                               may be sent by EFT or by check.
                                               Funds from EFT transactions
                                               are generally available by
                                               the second business day.
                                               Your bank may charge a fee
                                               for this service.

--------------------------------------------------------------------------------
By exchange
--------------------------------------------------------------------------------

[Clip art] o Accounts of any type.           o Obtain a current prospectus for
                                               the fund into which you are
           o Sales of any amount.              exchanging by calling your
                                               financial representative or
                                               Signature Services.

                                             o Call your financial
                                               representative or Signature
                                               Services to request an exchange.

                                        ----------------------------------------
                                        Address
                                        John Hancock Signature Services, Inc.
                                        1 John Hancock Way, Suite 1000
                                        Boston, MA  02217-1000

                                        Phone
                                        1-800-225-5291

                                        Or contact your financial representative
                                        for instructions and assistance.
                                        ----------------------------------------

To sell shares through a systematic withdrawal plan, see "Additional investor services."


18  YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days
o     you are selling more than $100,000 worth of shares
o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

o     a broker or securities dealer
o     a federal savings, cooperative or other type of bank
o     a savings and loan or other thrift institution
o     a credit union
o     a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                  Requirements for written requests
                                                                       [Clipart]
--------------------------------------------------------------------------------

Owners of individual, joint,            o Letter of instruction.
sole proprietorship, UGMA/UTMA          o On the letter, the signatures and
(custodial accounts for minors)           titles of all persons authorized to
or general partner accounts.              sign for the account, exactly as
                                          the account is registered.
                                        o Signature guarantee if applicable
                                          (see above).

--------------------------------------------------------------------------------
Owners of corporate or                  o Letter of instruction.
association accounts.

                                        o Corporate resolution, certified
                                          within the past twelve months.


                                        o On the letter and the resolution,
                                          the signature of the person(s)
                                          authorized to sign for the account.
                                        o Signature guarantee if applicable
                                          (see above).
--------------------------------------------------------------------------------

Owners or trustees of trust accounts.   o Letter of instruction.
                                        o On the letter, the signature(s) of
                                          the trustee(s).


                                        o If the names of all trustees are
                                          not registered on the account,
                                          please also provide a copy of the
                                          trust document certified within the
                                          past twelve months.


                                        o Signature guarantee if applicable
                                          (see above).

--------------------------------------------------------------------------------
Joint tenancy shareholders whose        o Letter of instruction signed by
co-tenants are deceased.                  surviving tenant.
                                        o Copy of death certificate.
                                        o Signature guarantee if applicable
                                          (see above).
--------------------------------------------------------------------------------

Executors of shareholder estates.       o Letter of instruction signed by
                                          executor.
                                        o Copy of order appointing executor.
                                        o Signature guarantee if applicable
                                          (see above).

--------------------------------------------------------------------------------
Administrators, conservators,           o Call 1-800-225-5291 for
guardians and other sellers or            instruction.
account types not listed above.
--------------------------------------------------------------------------------


                                                                YOUR ACCOUNT  19

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time) by dividing a class's net assets by the number of its shares outstanding.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.


Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received by Signature Services.


At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, Signature Services will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, Signature Services is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.


Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange, except that the rate will change to the new fund's rate if that rate is higher. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.


To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.





--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance
o     after any changes of name or address of the registered owner(s)
o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.


Dividends The funds generally distribute most or all of their net earnings in the form of dividends.The funds seek to pay income dividends quarterly, and capital gains dividends, if any, are typically paid annually.



20  YOUR ACCOUNT

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

Taxability of dividends As long as a fund meets the requirements for being a tax-qualified regulated investment company, which each fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Consequently, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP)

MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.
o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.
o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).
o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.


Retirement plans John Hancock Funds offers a range of qualified retirement plans, including IRAs, SIMPLE plans, SEPs, 401(k) plans, and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.



                                                                YOUR ACCOUNT  21

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

How the funds are organized Each John Hancock growth and income fund is an open-end management investment company or a series of such a company.

Each fund is supervised by a board of trustees, an independent body that has ultimate responsibility for the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others (see diagram). The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests.

At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The boards of the John Hancock growth and income funds may include individuals who are affiliated with the investment adviser. However, the majority of board members must be independent.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Sales compensation").

[The following information was represented as a flow chart in the printed material.]

                                -----------------
                                  Shareholders
                                -----------------

Distribution and
shareholder services

                -------------------------------------------------
                          Financial services firms and
                             their representatives

                     Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
                -------------------------------------------------

                -------------------------------------------------
                             Principal distributor

                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                    Markets the funds and distributes shares
                  through selling brokers, financial planners
                      and other financial representatives.
                -------------------------------------------------

             ------------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                             Boston, MA 02217-1000

                Handles shareholder services, including record-
               keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
             ------------------------------------------------------

                                Asset management

                      ------------------------------------
                                   Subadvisers

                             Independence Investment
                                Associates, Inc.
                                 53 State Street
                                Boston, MA 02109

                                 Sovereign Asset
                             Management Corporation
                                  One Westlakes
                              1235 Westlakes Drive
                                Berwyn, PA 19312

                          Provide portfolio management
                           services to certain funds.
                      ------------------------------------

                      ------------------------------------
                               Investment adviser

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                        Manages the funds' business and
                             investment activities.
                      ------------------------------------

                      ------------------------------------
                                   Custodian

                           Investors Bank & Trust co.
                              200 Clarendon Street
                                Boston, MA 02116

                      Holds the funds' assets, settles all
                     portfolio trades and collects most of
                        the valuation data required for
                          calculating each fund's NAV.
                      ------------------------------------


                      ------------------------------------
                                    Trustees

                        Supervise the funds' activities.
                      ------------------------------------


22  FUND DETAILS

Accounting compensation The funds compensate the adviser for performing tax and financial management services. Annual compensation is not expected to exceed 0.02% of each fund's average net assets.

Portfolio trades In placing portfolio trades, the adviser may use brokerage firms that market the fund's shares or are affiliated with John Hancock Mutual Life Insurance Company, but only when the adviser believes no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price.


Investment goals Except for Growth and Income Fund, Sovereign Balanced Fund and Special Value Fund, each fund's investment goal is fundamental and may only be changed with shareholder approval.


Diversification All of the growth and income funds are diversified.

--------------------------------------------------------------------------------
SALES COMPENSATION

As part of their business strategies, the funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the funds' assets ("12b-1" refers to the federal securities regulation authorizing annual fees of this type). The 12b-1 fee rates vary by fund and by share class, according to Rule 12b-1 plans adopted by the funds. The sales charges and 12b-1 fees paid by investors are detailed in the fund-by-fund information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.


Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and, for Class B and Class C shares, interest expenses.


--------------------------------------------------------------------------------
Class B unreimbursed distribution expenses(1)
--------------------------------------------------------------------------------
                                     Unreimbursed         As a % of
Fund                                 expenses             net assets
--------------------------------------------------------------------------------
Growth and Income                     $  3,586,396          2.57%
--------------------------------------------------------------------------------
Independence Equity                   $    345,426          1.30%
--------------------------------------------------------------------------------
Sovereign Balanced                    $  3,393,763          3.88%
--------------------------------------------------------------------------------
Sovereign Investors                   $ 10,068,331          3.00%
--------------------------------------------------------------------------------
Special Value                         $    964,684          4.81%





(1) As of the most recent fiscal year end covered by each fund's financial highlights. These expenses may be carried forward indefinitely.


Class C shares had not begun operations during the 1997 fiscal year; therefore, there are no unreimbursed expenses to report.



Initial compensation Whenever you make an investment in a fund or funds, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time.

Annual compensation Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears.


Financial services firms selling large amounts of fund shares may receive extra compensation. This compensation, which John Hancock Funds pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.


                                                                FUND DETAILS  23

------------------------------------------------------------------------------------------------------------------------------------
Class A investments
------------------------------------------------------------------------------------------------------------------------------------
                                                        Maximum
                                 Sales charge           reallowance              First year               Maximum
                                 paid by investors      or commission            service fee              total compensation(1)
                                 (% of offering price)  (% of offering price)    (% of net investment)    (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Up to $49,999                    5.00%                  4.01%                    0.25%                    4.25%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                4.50%                  3.51%                    0.25%                    3.75%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999              3.50%                  2.61%                    0.25%                    2.85%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999              2.50%                  1.86%                    0.25%                    2.10%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999              2.00%                  1.36%                    0.25%                    1.60%
------------------------------------------------------------------------------------------------------------------------------------

Regular investments of
$1 million or more
------------------------------------------------------------------------------------------------------------------------------------
First $1M - $4,999,999             --                   0.75%                    0.25%                    1.00%
------------------------------------------------------------------------------------------------------------------------------------
Next $1 - $5M above that           --                   0.25%                    0.25%                    0.50%
------------------------------------------------------------------------------------------------------------------------------------
Next $1 or more above that         --                   0.00%                    0.25%                    0.25%
------------------------------------------------------------------------------------------------------------------------------------

Waiver investments(2)              --                   0.00%                    0.25%                    0.25%

------------------------------------------------------------------------------------------------------------------------------------
Class B investments
------------------------------------------------------------------------------------------------------------------------------------
                                                        Maximum
                                                        reallowance              First year               Maximum
                                                        or commission            service fee              total compensation
                                                        (% of offering price)    (% of net investment)    (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                                             3.75%                    0.25%                    4.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
                                                        Maximum
                                                        reallowance              First year               Maximum
                                                        or commission            service fee              total compensation
                                                        (% of offering price)    (% of net investment)    (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                                             0.75%                    0.25%                    1.00%
------------------------------------------------------------------------------------------------------------------------------------


(1) Reallowance/commission percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.

(2) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members that take advantage of the sales charge waivers described earlier in this prospectus.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.


24  FUND DETAILS

--------------------------------------------------------------------------------
MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of each fund's risk profile in the fund-by-fund information.

The funds are permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. On the following page are brief descriptions of these securities and practices, along with the risks associated with them. The funds follow certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the performance of a John Hancock growth and income fund will be positive over any period of time.

--------------------------------------------------------------------------------
TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk The risk that key information about a security or market is inaccurate or unavailable.

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.
o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Common to all stocks and bonds and the mutual funds that invest in them.

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Political risk The risk of losses directly attributable to government or political actions of any sort.


Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities.


Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for.

--------------------------------------------------------------------------------
Analysis of funds with 5% or more in junk bonds(1)
--------------------------------------------------------------------------------

   Quality rating
   (S&P/Moody's)(2)          Sovereign Balanced Fund

Investment-Grade Bonds
   -----------------------------------------------------------------------------
   AAA/Aaa                   17.7%
   -----------------------------------------------------------------------------
   AA/Aa                      2.0%
   -----------------------------------------------------------------------------
   A/A                        5.1%
   -----------------------------------------------------------------------------
   BBB/Baa                    4.2%

--------------------------------------------------------------------------------
Junk Bonds
   -----------------------------------------------------------------------------
   BB/Ba                      2.6%
   -----------------------------------------------------------------------------
   B/B                        2.1%
   -----------------------------------------------------------------------------
   CCC/Caa                    0.0%
   -----------------------------------------------------------------------------
   CC/Ca                      0.0%
   -----------------------------------------------------------------------------
   C/C                        0.0%
   -----------------------------------------------------------------------------
   % of portfolio in bonds 33.7%

o     Rated by Standard & Poor's or Moody's

(1)   Average weighted quality distribution for the most recent fiscal year.

(2) In cases where the S&P and Moody's ratings for a given bond issue do not agree, the issue has been counted in the higher category.


                                                                FUND DETAILS  25

--------------------------------------------------------------------------------
Higher-risk securities and practices
--------------------------------------------------------------------------------

This table shows each fund's investment limitations as a percentage of portfolio assets. In each case the principal types of risk are listed (see previous page for definitions). Numbers in this table show allowable usage only; for actual usage, consult the fund's annual/semi-annual reports.

10    Percent of total assets (italic type)
10    Percent of net assets (roman type)
o     No policy limitation on usage; fund may be using currently
l     Permitted, but has not typically been used
--    Not permitted

                                                      ------------       ------------   ------------   ------------   ------------
                                                         Growth          Independence     Sovereign      Sovereign       Special
                                                       and Income           Equity        Balanced       Investors        Value

------------------------------------------------------------------------------------------------------------------------------------
Investment practices

Borrowing; reverse repurchase agreements
The borrowing of money from banks
or through reverse repurchase agreements.
Leverage, credit risks.                                   33.3               33.3            33              --           33.3

Repurchase agreements  The purchase of a
security that must later be sold back to
the issuer at the same price plus interest.
Credit risk.                                                 l                  l             l               l              l

Securities lending  The lending of securities
to financial institutions, which provide cash
or government securities as collateral.
Credit risk.                                                33               33.3          33.3            33.3           33.3

Short sales The selling of securities that have been borrowed on the expectation that the market price will drop.

o  Hedged. Hedged leverage, market,
   correlation, liquidity, opportunity risks.               --                  o             o               o              o

o  Speculative. Speculative leverage, market,
   liquidity risks.                                         --                  o            --              --              o

Short-term trading  Selling a security soon
after purchase. A portfolio engag ing in
short-term trading will have higher turnover
and transaction expenses. Market risk.                       l                  l             l               l              l

When-issued securities and forward commitments
The purchase or sale of securities for
delivery at a future date; market value may
change before delivery. Market,
opportunity, leverage risks.                                 l                  l             l               l              l

------------------------------------------------------------------------------------------------------------------------------------
Conventional securities

Non-investment-grade debt securities Debt
securities rated below BBB/Baa are
considered junk bonds. Credit, market,
interest rate, liquidity, valuation and
information risks.                                          15                 --            25               5             15

Foreign securities  Securities issued by
foreign companies, as well as American or
European depository receipts, which are
dollar-denominated securities typically
issued by American or European banks and
are based on ownership of securities
issued by foreign companies. Market, currency,
information, natural event, political risks.                35                  l            35               o             50

Restricted and illiquid securities  Securities
not traded on the open market. May
include illiquid Rule 144A securities.
Liquidity, valuation, market risks.                         10                 15            15              15             15

------------------------------------------------------------------------------------------------------------------------------------
Leveraged derivative securities

Financial futures and options; securities and index options Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index.

o  Futures and related options. Interest rate,
   currency, market, hedged or speculative
   leverage, correlation, liquidity, opportunity risks.      l                  o             o              --              l


o  Options on securities and indices. Interest rate,
   currency, market, hedged or speculative leverage,
   correlation, liquidity, credit, opportunity risks.       10(1)               o             l               l              l


Currency contracts Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.

o  Hedged. Currency, hedged leverage, correlation,
   liquidity, opportunity risks.                             l                 --             l              --              l

o  Speculative. Currency, speculative leverage,
   liquidity risks.                                         --                 --            --              --             --

(1)  Applies to purchased options only.



26  FUND DETAILS

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock growth and income funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual/ semiannual report is included in the SAI.


A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference (is legally a part of this prospectus). You may visit the Securities and Exchange Commision's internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information.


To request a free copy of the current annual/semiannual report or SAI, please write or call:


John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000
Telephone: 1-800-225-5291
EASI-Line: 1-800-338-8080
TDD: 1-800-544-6713
Internet website:
www.jhancock.com/funds


[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue
       Boston, Massachusetts 02199-7603


       John Hancock (R)                        (C) 1996 John Hancock Funds, Inc.
       Financial Services                                             GINPN 5/98

John Hancock
Sovereign
Investors
Fund
CLASS Y Shares
Prospectus
May 1, 1998
--------------------------------------------------------------------------------
TABLE OF CONTENTS



                                                      Page
                                                      ----
Expense Information ..............................     2
The Fund's Financial Highlights ..................     3
Investment Objective and Policies ................     4
Organization and Management of the Fund ..........     6
The Fund's Expenses ..............................     7
Dividends and Taxes ..............................     7
Performance ......................................     8
Who Can Buy Class Y Shares .......................     8
How to Buy Class Y Shares ........................     9
Class Y Share Price ..............................    10
How to Redeem Class Y Shares .....................    11
Additional Services and Programs .................    12

     This Prospectus sets forth information about John Hancock Sovereign Investors Fund (the "Fund"), a diversified series of John Hancock Investment Trust (the "Trust"), that you should know before investing. Please read and retain it for future reference.


     Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Fund's Statement of Additional Information, dated May 1, 1998, and incorporated by reference in this Prospectus, free of charge by writing to or by telephoning:
John Hancock Signature Services, Inc., P.O. Box 9296, Boston, Massachusetts 02205-9296, 1-800-755-4371.


     Shares of the Fund are not deposits or obligations of or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION

     The purpose of the following information is to help you understand the various fees and expenses that you will bear, directly or indirectly, when you purchase Fund shares. The operating expenses included in the table and hypothetical example below are based on fees and expenses of Class Y shares of the Fund (formerly Class C shares) for the fiscal year ended December 31, 1997, adjusted to reflect current fees and expenses. Actual fees and expenses of Class Y shares in the future may be greater or less than those shown.


                                                                         Class Y
                                                                         Shares*
Shareholder Transaction Expenses                                         -------
Maximum sales charge imposed on purchases (as a percentage of
 offering price)                                                            None
Maximum sales charge imposed on reinvested dividends                        None
Maximum deferred sales charge ..                                            None
Redemption fee+ ................                                            None
Exchange fee ...................                                            None
Annual Fund Operating Expenses
 (As a percentage of average net assets)
Management fee++ ...............                                            0.57
Other Expenses .................                                            0.18
Total Fund operating expenses ..                                            0.75

 *The information set forth in the foregoing table relates only to Class Y shares.

 +Redemption by wire fee (currently $4.00) not included.

++The calculation of the management fee is based on average net assets for the fiscal year ended December 31, 1997. See "The Fund's Expenses."


         Example: Class Y Shares           1 Year   3 Years   5 Years   10 Years
You would pay the following expenses for
  the indicated period of years on a
  hypothetical $1,000 investment,
  assuming a 5% annual return ...........     $8      $24       $42       $93

(This example should not be considered a representation of past or future expenses. Actual expenses of Class Y shares may be greater or less than those shown.)


     The management fee referred to above is more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the caption "Investment Advisory and Other Services."

THE FUND'S FINANCIAL HIGHLIGHTS
     The following Financial Highlights, for each of the four years in the period ended December 31, 1997, has been audited by ______________________, the Fund's independent auditors whose unqualified report is included in the Fund's 1997 Annual Report and is included in the Statement of Additional Information. The Financial Highlights for the years 1986 through 1992 were audited by other independent auditors. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders that may be obtained free of charge by writing or telephoning John Hancock Signature Services, Inc. ("Signature Services") at the address or telephone number listed on the front page of this Prospectus.
     Selected data for each class of shares outstanding throughout each period indicated is as follows:


                                                                                   Year Ended December 31,
                                                               --------------------------------------------------------------
                                                                 1997       1996          1995          1994          1993
                                                                 ----       ----          ----          ----          ----
Class Y (1)
Per Share Operating Performance
Net Asset Value, Beginning of Period .........................            $ 17.87       $ 14.24       $ 15.11       $ 14.79
                                                               -------    -------       -------       -------       -------
Net Investment Income ........................................               0.44(2)       0.46(2)       0.52          0.27(2)
Net Realized and Unrealized Gain (Loss) on Investments .......               2.76          3.71         (0.77)         0.48
                                                               -------    -------       -------       -------       -------
  Total from Investment Operations ...........................               3.20          4.17         (0.25)         0.75
                                                               -------    -------       -------       -------       -------
Less Distributions:
Dividends from Net Investment Income .........................              (0.43)        (0.46)        (0.51)        (0.34)
Distributions from Net Realized Gain on Investments Sold .....              (1.16)        (0.08)        (0.11)        (0.09)
                                                               -------    -------       -------       -------       -------
  Total Distributions ........................................              (1.59)        (0.54)        (0.62)        (0.43)
                                                               -------    -------       -------       -------       -------
Net Asset Value, End of Period ...............................            $ 19.48       $ 17.87       $ 14.24       $ 15.11
                                                               =======    =======       =======       =======       =======
Total Investment Return at Net Asset Value (3) ...............              17.99%        29.68%        (1.57%)        5.13%(5)
                                                               -------    -------       -------       -------       -------
Ratios and Supplemental Data
Net Assets, End of Period (000's omitted) ....................            $29,431       $19,946       $15,128       $10,189
Ratio of Expenses to Average Net Assets ......................               0.75%         0.74%         0.81%         0.88%(6)
Ratio of Net Investment Income to Average Net Assets .........               2.26%         2.84%         3.53%         3.17%(6)
Portfolio Turnover Rate ......................................                 59%           46%           45%           46%
Average Broker Commission Rate (4) ...........................            $0.0696           N/A           N/A           N/A

     (1) Class Y shares commenced operations on May 3, 1993 (formerly Class C shares).
     (2) Based on the average of the shares outstanding at the end of each month.
     (3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
     (4) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
     (5) Not annualized.
     (6) Annualized.

[SIDEBAR TEXT]

The Fund's investment
objective is to seek long-term
growth of capital and income
without undue market risk.

The Fund will invest primarily
in common stocks, although
it may respond to market
conditions by investing in
other types of securities.

The Fund generally invests in
seasoned companies in sound
financial condition with a
long record of paying
dividends.

[END SIDEBAR TEXT]

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide long term growth of capital and of income without assuming undue market risks. The Fund believes that its shares are suitable for investment by persons who are in search of above-average long term reward. At times, however, because of market conditions the Fund may find it advantageous to invest primarily for current income. The Fund will diversify its investments among a number of industry groups without concentrating more than 25% of its assets in any particular industry. The Fund's investments will be subject to market fluctuation and risks inherent in all securities. There is no assurance that the Fund will achieve its investment objective.

Subject to the Fund's policy of investing primarily in common stocks, the Fund may invest without limit in investment grade debt securities or investment grade preferred stocks (equivalent to the top four bond rating categories of an NRSRO). For temporary defensive purposes, the Fund may invest some or all of its assets in investment grade short-term securities. The Fund's portfolio securities are selected mainly for their investment character based upon generally accepted elements of intrinsic value, including industry position, management, financial strength, earning power, marketability and prospects for future growth. The distribution or mix of various types of investments is based on general market conditions, the level of interest rates, business and economic conditions and the availability of investments in the equity or fixed income markets. The amount of the Fund's assets that may be invested in either equity or fixed income securities is not restricted and is based upon management's judgment of what might best achieve the Fund's investment objective.

The Fund currently uses a strategy of investing only in those common stocks which have a record of having increased their dividend payout in each of the preceding ten or more years. This dividend performers strategy can be changed at any time.

Investments in corporate fixed income securities may be in bonds, convertible debentures and preferred convertible or non-convertible stock. Convertible issues, while influenced by the level of interest rates, are also subject to the changing value of the underlying common stock into which they are convertible. Fixed income securities eligible for purchase by the Fund may have stated maturities of one to thirty years. The value of fixed income securities varies inversely with interest rates. Although fixed income securities in the Fund's portfolio may include securities rated as low as C by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") and unrated securities deemed of equivalent quality by John Hancock Advisers, Inc. (the "Adviser"), no more than 5% of the Fund's net assets will be invested in debt securities rated lower than BBB by S&P or Baa by Moody's or unrated securities of equivalent quality. Bonds rated BBB or Baa normally exhibit adequate protection parameters. However, speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher grade bonds. Bonds rated lower than BBB or Baa are high risk securities commonly known as "junk bonds." If any security in the Fund's portfolio falls below the Fund's minimum credit quality standards, as a result of a rating downgrade or the Adviser's determination, the Fund will dispose of the security as promptly as possible while attempting to minimize any loss.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act") including commercial paper issued in reliance on Section 4(2) of the 1933 Act. Restricted Securities may include those eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. The Trustees will monitor the Fund's investments in these securities, focusing on certain factors, including valuation, liquidity and availability of information. Purchases of restricted securities are subject to an investment restriction limiting all the Fund's illiquid securities to not more than 15% of the Fund's net assets.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 331/3% of its total assets.

Government Securities. The Fund may also invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs") and Federal National Mortgage Association ("Fannie Maes"), and obligations supported by the credit of the instrumentality.

The Fund may invest in mortgage-backed securities which have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid.

Repurchase Agreements, Forward Commitments and When-Issued Securities. The Fund may enter into repurchase agreements and may purchase securities on a forward commitment or when-issued basis. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the seller at a higher price. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party defaults on its obligations and the Fund is delayed in or prevented from liquidating the collateral. The Fund will segregate in a separate account cash or liquid, high grade debt securities equal in value to its forward commitments and when-issued securities. Purchasing securities for future delivery or on a when-issued basis may increase the Fund's overall investment exposure and involves a risk of loss if the value of the securities declines before the settlement date.

[SIDEBAR TEXT]

The Fund follows certain
policies which may help to
reduce investment risk.

Brokers are chosen based on
best price and execution.

The Trustees elect officers and
retain the investment adviser,
who is responsible for the
day-to-day operations of the
Fund, subject to the Trustees'
policies and supervision.

John Hancock Advisers, Inc.
advises investment companies
having a total asset value of
more than $26 billion.

[END SIDEBAR TEXT]

Investment Restrictions. The Fund has adopted certain investment restrictions that are detailed in the Statement of Additional Information, where they are classified as fundamental or non-fundamental. The Fund's investment objective and those investment restrictions designated as fundamental may not be changed without shareholder approval. The Fund's non-fundamental investment policies and restrictions, however, may be changed by a vote of the Directors without shareholder approval.

When choosing brokerage firms to carry out the Fund's transactions, the Adviser gives primary consideration to execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Consideration may also be given to the broker's sale of Fund shares. Pursuant to procedures established by the Trustees, the Adviser may place securities transactions with brokers affiliated with the Adviser. John Hancock Distributors, Inc. is affiliated with the Adviser because it is indirectly owned by John Hancock Mutual Life Insurance Company (the "Life Company"), which in turn indirectly owns the Adviser.

ORGANIZATION AND MANAGEMENT OF THE FUND

The Fund is a series of the Trust, an open-end Fund's investment management company organized as a Massachusetts business trust on December 12, 1984. Prior to December 2, 1996, the Fund was a diversified series of John Hancock Sovereign Investors Fund, Inc. The Trust reserves the right to create and issue a number of series of shares, or funds or classes thereof, which are separately managed and have different investment objectives. The Trustees have authorized the issuance of four classes of the Fund, designated as Class A, Class B, Class C and Class Y. On March 10, 1998 the Trustees authorized a new class of shares, called Class C, and renamed the original Class C shares as Class Y shares. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation. However, each class bears different distribution and transfer agent fees and other expenses. Also, Class A, Class B and Class C shareholders have exclusive voting rights with respect to their distribution plans.

The Fund is not required to and does not intend to hold annual meetings of shareholders, although special meetings may be held for such purposes as electing or removing Trustees, changing fundamental policies or approving a management contract. The Fund, under certain circumstances, will assist in shareholder communications with other shareholders.

The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of the Life Company, a financial services company. It provides the Fund, and other investment companies in the John Hancock group of funds, with investment research and portfolio management services. John Hancock Funds, Inc. ("John Hancock Funds") distributes shares for all of the John Hancock funds through selected broker-dealers ("Selling Brokers"). Certain Fund officers are also officers of the Adviser and John Hancock Funds. Pursuant to an order granted by the Securities and Exchange Commis-sion, the Fund has adopted a deferred compensation plan for its independent Trustees which allows Trustees' fees to be invested by the Fund in other John Hancock funds.

Pursuant to an agreement with the Adviser and its affiliate, Sovereign Asset Management Corporation ("SAMCorp"), SAMCorp furnishes to the Adviser certain portfolio management services with respect to the securities held in the portfolio of the Fund. The Adviser supervises SAMCorp's performance of such services and is responsible for all services required to be provided under the Adviser's investment management contract with the Fund. The Adviser pays to SAMCorp 40% of the fee received from the Fund by the Adviser.

John F. Snyder III and Barry H. Evans, CFA, lead the fund's portfolio management team. Mr. Snyder, an investment manager since 1971, is an executive vice president of SAM Corp. Mr. Evans, a senior vice president of the Adviser, has been in the investment business since joining John Hancock Funds in 1986.

In order to avoid any conflict with portfolio trades for the Fund, the Adviser, SAMCorp and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

THE FUND'S EXPENSES
For managing its investment and business affairs, the Fund pays a fee to the Adviser which is based on a stated percentage of the Fund's average daily net asset value equivalent on an annual basis as follows:

         $0 to 750 million               0.60%
         750 million to 1.5 billion      0.55%
         1.5 billion to 2.5 billion      0.50%
         2.5 billion and over            0.45%

The investment management fee for the 1997 fiscal year was     % of the Fund's
average daily net asset value.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average net assets. The Adviser retains the right to impose such fee and recover any other payments to the extent at the end of any fiscal year, the Fund's actual expenses at year end fall below the limit.

The Fund compensates the Adviser for performing necessary tax and financial management services. The compensation for 1997 was calculated to be at an
annual rate of        % of the average net assets of the Fund.

Information on the Fund's total expenses is in the Fund's Financial Highlights section of this Prospectus.

[SIDEBAR TEXT]

The Fund has paid quarterly
distributions continuously
since 1937.

[END SIDEBAR TEXT]

DIVIDENDS AND TAXES
Taxability of dividends. As long as a fund meets the requirements for being a tax-qualified regulated investment company, which each fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Consequently, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

[SIDEBAR TEXT]

The Fund may advertise its
yield and total return on Class
Y shares.

Class Y shares are available to
certain institutional investors.

[END SIDEBAR TEXT]

PERFORMANCE
Yield reflects the Fund's rate of income on portfolio investments as a percentage of the Class Y share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30 day period by the net asset value per Class Y share on the last day of that period. Yield is also calculated according to accounting methods that are standardized for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the Fund's yield may not equal the income paid on Class Y shares or the income reported in the Fund's financial statements.

The Fund's total return on Class Y shares shows the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming the reinvestment of all dividends. Cumulative total return shows the Class Y shares' performance over a period of time. Average annual total return shows the cumulative return of the Class Y Fund shares divided by the number of years included in the period. Because average annual total return tends to smooth out variations in the performance of Class Y Fund shares, you should recognize that it is not the same as actual year-to-year results. Neither total return nor yield calculations with respect to Class Y shares reflect the imposition of a sales charge. The value of Class Y Fund shares, when redeemed, may be more or less than their original cost. Both yield and total return are historical calculations and are not an indication of future performance.

WHO CAN BUY CLASS Y SHARES
In order to buy Class Y Fund shares, you must qualify as one of the following types of institutional investors: (i) Benefits plans (other than self-directed plans) not affiliated with the Adviser which have at least $25,000,000 in plan assets and either have a separate trustee vested with investment discretion and certain limitations on the ability of the plan beneficiaries to access their plan investments without incurring adverse tax consequences or allow their participants to select among one or more investment options, including the Fund ("participant-direct plans"); (ii) Banks and insurance companies which are not affiliated with the Adviser purchasing shares for their own account; (iii) Investment companies not affiliated with the Adviser; (iv) Tax exempt retirement plans of the Adviser and its affiliates, including affiliated brokers; and (v) Unit investment trusts sponsored by John Hancock Funds and certain other sponsors and (vi) existing full-service clients of the Life Company who were group annuity contract holders as of September 1, 1994. Participant-directed plans include but are not limited to 401(k), 403(b), and Section 457 plans.

[SIDEBAR TEXT]

Opening an account.

[END SIDEBAR TEXT]

HOW TO BUY CLASS Y SHARES

--------------------------------------------------------------------------------
The minimum initial investment is $1,000,000, except that this requirement may be waived at the dis cretion of the Fund's officers. You may qualify for the minimum investment if you invest more than $1,000,000 in Class Y shares in the Fund and Class Y shares of other funds in the John Hancock family.

     Complete the Account Application attached to this Prospectus.
--------------------------------------------------------------------------------
 By Check       1.  Make your check payable to John Hancock Signature Services,
                    Inc. ("Signature Services").
                2.  Deliver the completed application and check to your
                    registered representative or Selling Broker, or mail it directly to Signature Services.

--------------------------------------------------------------------------------
 By Wire        1.  Obtain an account number by contacting your registered representative or Selling Broker or by calling
                    1-800-755-4371.
                2.  Instruct your bank to wire funds to:
                     First Signature Bank and Trust
                     John Hancock Deposit Account No. 900000260
                     ABA Routing No. 211475000
                     For credit to: John Hancock Sovereign Investors Fund
                     (Class Y shares)
                     Your account number
                     Name(s) under which account is registered.
                3.  Deliver the completed application to your registered
                    representative or Selling Broker, or mail it directly to Signature Services.

--------------------------------------------------------------------------------

[SIDEBAR TEXT]

Buying additional Class Y
shares.

[END SIDEBAR TEXT]

 By Telephone   1.  Complete the "Invest-By-Phone" and "Bank Information"
                    sections on the Account Privileges Application designating a bank account from which funds may be drawn. Note that in order to invest by phone, your account must be in a bank or credit union that is a member of the Automated Clearing
                    House System (ACH).
                2.  After your authorization form has been processed, you may purchase additional Class Y shares by calling Signature
                    Services toll-free at 1-800-755-4371.
                3.  Give the Signature Services representative the name(s) in which your account is registered, the Fund name and your account number, and the amount you wish to invest in Class Y shares.
                4.  Your investment normally will be credited to your account the business day following your phone request.

--------------------------------------------------------------------------------
 By Check       1.  Either complete the detachable stub included on your account statement or include a note with your investment listing the name of the Fund and the class of shares you own, your account number and the name(s) in which the account is registered.
                2.  Make your check payable to John Hancock Signature Services,
                    Inc.
                3.  Mail the account information and check to:
                    John Hancock Signature Services, Inc.
                    P.O. Box 9296
                    Boston, MA 02205-9296
                    or deliver it to your registered representative or Selling
                    Broker.

--------------------------------------------------------------------------------
 By Wire         Instruct your bank to wire funds to:
                   First Signature Bank and Trust
                   John Hancock Deposit Account No. 900000260
                   ABA Routing No. 211475000
                   For credit to: John Hancock Sovereign Investors Fund
                   (Class Y Shares)
                   Your Account Number
                   Name(s) under which account is registered.
--------------------------------------------------------------------------------

Other Requirements All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received and a collection charge may be imposed. Shares of the Fund are priced at the offering price based on the net asset value computed after John Hancock Funds receives notification of the dollar equivalent from the Fund's custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 p.m., New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information. Class Y share certificates are not issued unless a request is made in writing to Signature Services.

[SIDEBAR TEXT]

You will receive account
statements that you should
keep to help with your
personal recordkeeping.

The offering price of your
Class Y shares is their
net asset value.

[END SIDEBAR TEXT]

You will receive a statement of your account after any transactions that affects your share balance or registration (statements related to reinvestment of dividends will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.

CLASS Y SHARE PRICE

The net asset value per share ("NAV") of a Class Y share is the value of one Class Y share. The NAV is calculated by dividing the net assets of each class by the number of outstanding shares of that class. The NAV of each class can differ in value. Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which the Trustees have determined to approximate market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or, the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value. The NAV of Class Y shares is calculated once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally at 4:00 p.m., New York time) on each day that the Exchange is open.

Class Y shares of the Fund are sold at the offering price based on the NAV computed after your investment request is received in good order by John Hancock Funds. If you buy shares of the Fund through a Selling Broker, the Selling Broker must receive your investment before the close of regular trading on the Exchange and transmit it to John Hancock Funds prior to its close of business to receive that day's offering price. No sales charge is imposed on the purchase of Class Y shares.

A one-time payment of up to 0.15% of the amount invested in Class Y shares may be made by John Hancock Funds to a Selling Broker for sales of Class Y shares made by that Selling Broker. A person entitled to receive compensation for selling shares of the Fund may receive different compensation with respect to sales of Class A shares, Class B shares and Class C shares of the Fund. John Hancock Funds, out of its own resources, may pay to a selling Broker an annual service fee up to 0.20% of the amount invested in Class Y shares by these clients.

HOW TO REDEEM CLASS Y SHARES
You may redeem all or a portion of your Class Y shares on any business day. Your Class Y shares will be redeemed at the next NAV for Class Y shares calculated after your redemption request is received in good order by Signature Services. The Fund may hold payment until reasonably satisfied that investments which were recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).

Once your Class Y shares are redeemed, the Fund generally sends you payment on the next business day. When you redeem your Class Y shares, you may realize a taxable gain or loss depending usually on the difference between what you paid for them and what you receive for them, subject to certain tax rules. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to three business days or longer, as permitted by Federal securities laws.

--------------------------------------------------------------------------------
[SIDEBAR TEXT]

To assure acceptance of your
redemption request, please
follow the procedures.

[END SIDEBAR TEXT]

 By Telephone       All Fund shareholders are eligible automatically for the
                    telephone redemption privilege. Call 1-800-755-4371, from 8:00 A.M. to 4:00 P.M. (New York Time), Monday through
                    Friday, excluding days on which the New York Stock Exchange is closed. Signature Services employs the following procedures to confirm that instructions received by telephone are genuine. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

                    You may redeem up to $5 million by telephone. Redemption proceeds of up to $100,000 may be sent by wire or by check. Checks will be mailed to the exact name(s) and address on the account.

                    Redemption proceeds between $100,000 and $5 million must be wired to your designated corporate bank account.
                    If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. In all other cases, neither the Fund nor Signature Services will be liable for any loss or expense for acting upon telephone instructions made according with the telephone transaction procedures mentioned above.

                    Telephone redemption is not available for tax-qualified retirement plans or for Class Y shares of the Fund that are in certificate form.

                    During periods of extreme economic conditions or market changes, telephone requests may be difficult to implement due to a large volume of calls. During such times you should consider placing redemption requests in writing.

                    This feature may be elected by completing the "Telephone Redemption" section on the Institutional Account Application that is included with this Prospectus.

--------------------------------------------------------------------------------
 In Writing         Send a stock power or letter of instruction specifying the name of the Fund, the dollar amount or the number of Class
                    Y shares to be redeemed, your name, class of shares, your
                    account number and the additional requirements listed below that apply to your particular account.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Type of Registration           Requirements
--------------------           ------------
Corporation, Association       A letter of instruction and a corporate
                               resolution signed by person(s) authorized to act on the account. The signature(s) must be guaranteed if redemption proceeds will be sent by check and exceed $100,000.

Retirement Plan or Trusts      A letter of instruction signed by the Trustee(s).
                               The signatures must be guaranteed if redemption proceeds will be sent by check and exceed
                               $100,000. (If the Trustee's name is not
                               registered on your account, also provide a copy of the trust document, certified within the last
                               60 days.)

Redemptions of $5 million or more must always be made in writing and signature guaranteed.

If you do not fall into any of these registration categories, please call 1-800-755-4371 for further instructions.

[SIDEBAR TEXT]

Who may guarantee your
signature.

Additional information
about redemptions.

You may exchange Class Y
shares of the Fund only for
Class Y shares of another
John Hancock fund.

[END SIDEBAR TEXT]

A signature guarantee is a widely accepted way to protect you and the Fund by verifying the signature on your request. It may not be provided by a notary public. The following institutions may provide you with a signature guarantee, provided that the institution meets credit standards established by Signature
Services: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.
--------------------------------------------------------------------------------
Through Your Broker Your broker may be able to initiate the
                    redemption. Contact your broker for instructions.
--------------------------------------------------------------------------------
If you have certificates for your shares, you must submit them with your stock power or a letter of instruction. You may not redeem certificated shares by telephone. Due to the proportionately high cost of maintaining smaller accounts, the Fund reserves the right to redeem all Class Y shares in an account which holds fewer than 50 shares (except accounts under retirement plans) and to mail the proceeds to the shareholder, or the transfer agent may impose an annual fee of $10.00. No account will be involuntarily redeemed or additional fee imposed, if the value of the account is in excess of the Fund's minimum initial investment. Shareholders will be notified before these redemptions are to be made or this charge is imposed and will have 30 days to purchase additional Class Y shares to bring their account balance up to the required minimum. Unless the number of Class Y shares acquired by additional purchases and any dividend reinvestments exceeds the number of Class Y shares redeemed, repeated redemptions from a smaller account may eventually trigger this policy.
--------------------------------------------------------------------------------

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege

If your investment objective changes, or if you wish to achieve further diversification, John Hancock offers other funds with a wide range of investment goals. Not all John Hancock funds offer Class Y. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock funds that interest you. Read the prospectus carefully before exchanging your Class Y shares. Exchanges may be made only into Class Y shares of other John Hancock funds.

Exchanges between funds are based on their respective net asset values. No sales charge or transaction charge is imposed.

The Fund reserves the right to require you to keep previously exchanged Class Y shares (and reinvested dividends) in the Fund for 90 days before you are permitted a new exchange. The Fund may also terminate or alter the terms of the exchange privilege upon 60 days' notice to shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal income tax purposes. An exchange may result in a taxable gain or loss.

When you make an exchange, your account registration must be identical in both the existing and new account. The exchange privilege is available only in states where the exchange can be made legally.

Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above. Because Fund performance and shareholders can be hurt by excessive trading, the Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. The Fund may also temporarily or permanently terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although the Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

By Telephone

1. When you complete the application for your initial purchase of Class Y shares of the Fund, you automatically authorize exchanges by telephone unless you check the box indicating that you do not wish to authorize the telephone exchange privilege.

2. Call 1-800-755-4371. Have the account number of your current fund and the exact name in which it is registered available to give to the customer service representative.

3. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

In Writing

1. In a letter request an exchange and list the following:
   -- name of the Fund whose Class Y shares you currently own
   -- your account number
   -- the name(s) in which the account is registered
   -- the name of the fund in which you wish your exchange to be invested -- the number of Class Y shares, all Class Y shares or the dollar amount you wish to exchange.
   Sign your request exactly as the account is registered.

2. Mail the request and information to:

   Attn: Institutional Services
   John Hancock Signature Services, Inc.
   P.O. Box 9296
   Boston, Massachusetts 02205-9296

JOHN HANCOCK SOVEREIGN
INVESTORS FUND
Investment Adviser
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

Principal Distributor
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Transfer Agent
John Hancock Signature Services, Inc.
P.O. Box 9296
Boston, Massachusetts 02205-9296

Independent Auditors
____________________
200 Clarendon St.
Boston, MA 02116

HOW TO OBTAIN INFORMATION
ABOUT THE FUND

For Service Information
For Telephone Exchange     Call 1-800-755-4371
For Investment-by-Phone
For Telephone Redemption


Internet website: www.jhancock.com/funds


You may visit the Securities and
Exchange Commission's internet web site
(www.sec.gov) to view the SAI, material
incorporated by reference and other
information.



290YP 5/98



JOHN HANCOCK
SOVEREIGN
INVESTORS
FUND

CLASS Y SHARES
Prospectus
May 1, 1998


A mutual fund seeking long-term growth of capital and income without undue market risks.



















101 Huntington Avenue
Boston, Massachusetts 02199-7603
Telephone 1-800-755-4371

(Recycle logo) Printed on Recycled Paper

                       JOHN HANCOCK GROWTH AND INCOME FUND


                       Class A, Class B and Class C Shares
                       Statement Of Additional Information

                                   May 1, 1998

This Statement of Additional Information provides information about John Hancock Growth and Income Fund (the "Fund"), in addition to the information that is contained in the combined Growth and Income Funds' Prospectus, dated May 1, 1998 (the "Prospectus"). The Fund is a diversified series of John Hancock Investment Trust (the "Trust").


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston, MA 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

Organization of the Fund ...................................................   2
Investment Objectives and Policies .........................................   2
Investment Restrictions ....................................................  14
Those Responsible for Management ...........................................  16
Investment Advisory and Other Services .....................................  25
Distribution Contracts .....................................................  27
Net Asset Value ............................................................  29
Initial Sales Charge on Class A Shares .....................................  30
Deferred Sales Charge on Class B and Class C Shares ........................  32
Special Redemptions ........................................................  36
Additional Services and Programs ...........................................  36
Description of the Fund's Shares ...........................................  38
Tax Status .................................................................  39
Calculation of Performance .................................................  43
Brokerage Allocation .......................................................  45
Transfer Agent Services ....................................................  47
Custody of Portfolio .......................................................  47
Independent Auditors .......................................................  47
Appendix A-Description of Bond Ratings ..................................... A-1
Financial Statements ....................................................... F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under a Declaration of Trust dated December 12, 1984. Prior to December 22, 1994, the Fund was called Transamerica Growth and Income Fund.

John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned indirect subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), chartered in 1862 with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES


The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. There is no assurance that the Fund will achieve its investment objective.


The investment objective of the Fund is to obtain the highest total return, a combination of capital appreciation and current income, consistent with reasonable safety of capital. The Fund seeks to achieve its objective by allocating its assets between equity and fixed-income securities, including money market instruments. The Fund is designed primarily, but not exclusively, for the long-term investor as a base or central investment which may be termed a "core portfolio." While there is no limitation as to the proportion of the Fund's portfolio which may be invested in any type of security (unless otherwise stated below), the Fund does not intend to concentrate its investments in any particular industry. Depending upon the judgment of John Hancock Advisers, Inc. (the "Adviser") as to general market and economic conditions and other factors, the Fund may emphasize growth-oriented or income-oriented investments at different times and in varying degrees in pursuit of its objective.

Under normal circumstances, the Fund's equity investments will consist of common and preferred stocks which have yielded their holders a dividend return within the preceding 12 months and have the potential to increase dividends in the future; however, non-income producing securities may be held for anticipated increase in value.

The Fund may invest in U.S. Government securities and corporate bonds, notes and other debt securities of any maturity.

In selecting equity securities for the Fund, the Adviser emphasizes issuers whose equity securities trade at valuation ratios lower than comparable issuers or the Standard & Poor's Composite Index. Some of the valuation tools used include price to earnings, price to cash flow and price to sales ratios and earnings discount models. The Fund's portfolio will also include securities that the Adviser considers to have the potential for capital appreciation, due to potential recognition of earnings power or asset value which is not fully reflected in the securities' current market value. The Adviser attempts to identify investments which possess characteristics, such as high relative value, intrinsic value, going concern value, net asset value and replacement book value, which are believed to limit sustained downside price risk, generally referred to as the "margin of safety" concept. The Adviser also considers an issuer's financial strength, competitive position, projected future earnings and dividends and other investment criteria.


The Fund's investment policy reflects the Adviser's belief that while the securities markets tend to be efficient, sufficiently persistent price anomalies exist which the strategically disciplined active equity manager can exploit in seeking to achieve an above-average rate of return.

Each of the investment practices described in the following section, unless otherwise specified, is deemed to be a fundamental policy and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities.

Investment in Foreign Securities. As a matter of non-fundamental policy the Fund may invest up to 25% (and up to 35% during time of adverse U.S. market conditions) of its total assets in securities of foreign issuers including securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may include debt and equity securities of corporate and governmental issuers in countries with emerging economies or securities markets. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

Foreign Currency Transactions. As a matter of nonfundamental policy, the foreign currency exchange transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which it may invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. The Fund will not attempt to hedge all of its foreign portfolio positions and will not engage in speculative forward currency transactions.

If the Fund enters into a forward contract to purchase foreign currency, its custodian will segregate cash or liquid securities, of any type or maturity, in a separate account of the Fund in an amount necessary to complete the forward contract. These assets will be marked to market daily, and, if the value of the assets in the separate account declines, additional cash or liquid assets will be added so that the value of the account will equal to the amount of the Fund's commitments in purchased forward contracts.

Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency exchange transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United State's economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiently and balance of payments position.

The dividends in some cases, capital gains and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing less established markets and economies. Political, legal and economic structure in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the rating of Moody's and S&P and their significance.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities. Appendix A contains further information concerning the ratings of Moody's and S&P and their significance.

Lower Rated High Yield "High Risk" Debt Obligations. As a matter of nonfundamental policy, the Fund may invest up to 15% of its net assets in high yielding, fixed income instruments below investment grade; that is, securities rated as low as Ca by Moody's Investors Service, Inc. ("Moody's") or CC by Standard & Poor's Ratings Group S&P.

Securities rated lower than Baa by Moody's or BBB by Standard & Poor's are sometimes referred to as junk bonds. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The credit ratings of Moody's and Standard & Poor's, such as those ratings described here, may not be changed by Moody's and Standard & Poor's in a timely fashion to reflect subsequent economic events. The credit ratings or securities do not reflect an evaluation of market risk. Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the issuer's ability to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond more to short-term corporate and market developments than do those of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its on going debt obligations. The Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions.

Reduced volume and liquidity in the high yield high risk bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield high risk bonds. In addition, the Fund's investment in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risk inherent in all securities. Increasing rate note securities are typically refinanced by the issuers within a short period of time. The Fund may invest in pay-in-kind (PIK) securities, which pay interest in either cash or additional securities, at the issuer's option, for a specified period. The Fund also may invest in zero coupon bonds, which have a determined interest rate, but payment of the interest is deferred until maturity of the bonds. Both types of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates.

The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, the Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The

Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

Government Securities. As a matter of nonfundamental policy, the Fund's investments in fixed income securities may include U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Short-Term Bank and Corporate Obligations. As a matter of nonfundamental policy, the Fund's investments in short-term investment grade securities may include depository-type obligations of banks and savings and loan associations and other high quality money market instruments consisting of short-term obligations of the U.S. Government or its agencies and commercial paper rated at least P-1 by Moody's or A-1 by Standard & Poor's. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Depository-type obligations in which the Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Repurchase Agreements. In a repurchase agreement the Fund buy a security for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period, as well as the expense of enforcing its rights. The Fund will not invest in a repurchase agreement maturing in more than seven days, if such investment, together with other illiquid securities held by the Fund (including restricted securities) would exceed 10% of the Fund's net assets.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain of the Fund's custodian separate account consisting of liquid securities, of any type or maturity, an amount at least equal to the repurchase process of the securities (plus any accrued interest thereon) under such agreements. The Fund will not enter into reverse repurchase agreements exceeding in the aggregate 33 1/3% of the market value of its total assets. In addition, the Fund will not purchase additional securities while any borrowings are outstanding. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund will not invest more than 10% of its total assets in securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), including commercial paper issued in reliance on section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 10% of its net assets in illiquid investments. If the Trustees determines, based upon a continuing review of the trading markets for specific section 4(2) paper or Rule 144A securities, that are liquid, they will not be subject to the 10% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, or on any securities index based on securities in which it may invest or any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options or securities and securities indices to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired. The Fund may purchase and write currency options only for hedging purposes.

The Fund will not purchase a call or put option if as a result the premium paid for the option, together with premiums paid for all other stock options and options on stock indexes then held by the Fund, exceed 10% of the Fund's total net assets. In addition, the Fund may not write put options on securities or securities indices with aggregate exercise prices in excess of 50% of the Fund's total net assets measured at the Fund's net asset value at the time the option is written.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

The Fund may not write uncovered options. The Fund will write listed and over-the-counter call options only if they are covered, which means that the Fund owns or has the immediate right to acquire the securities underlying the options without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option written by the Fund may also be "covered" if the Fund holds in a share-for-share basis a covering call on the same securities where (i) the exercise price of the covering call held is
(a) equal to the exercise price of the call written or (b) greater than the exercise price of the call written, if the difference is maintained by the Fund in cash, U.S. Treasury bills or high grade liquid debt obligations in a segregated account with the Fund's custodian, and (ii) the covering call expires at the same time as the call written.

The Fund will write put options on indices only if they are covered by segregating with the Fund's custodian an amount of cash or short-term investments equal to the aggregate exercise prices of such put options or an offsetting option. In additional, the Fund will write call options on indices only if, on the date on which any such options is written, it holds securities qualified to serve as "cover" under the applicable rules of national securities exchanges or maintains in a segregated account an amount of cash or short-term investments equal to the aggregate exercise price of such call options with a value at least equal to the value of the index times the multiplier or an offsetting option.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees. In addition, the Fund will acquire only those OTC options for which management believes the Fund can receive on each business day two separate bids or offers (one of which will be from an entity other than a party to the option) or those options valued by an independent pricing service. Each Fund will write and purchase OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or their affiliates which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with]portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. The Fund may not lend portfolio securities having a total value exceeding 33% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increase the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock. No such purchase will be made by the Fund, however, if the Fund's holdings of warrants (valued at lower of cost or market) would exceed 5% of the value of the Fund's net assets as a result of the purchase. In addition, the Fund will not purchase rights or warrants which is not listed on the New York or American Stock Exchange of the purchase would result in the Fund's only unlisted warrants on an amount exceed of 2% of its net assets.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. As a matter of nonfundamental policy, the Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing the Fund's portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS


Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting by more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.


      The Fund may not:

      1. Invest in real estate (including interests in real estate investment trusts).

      2. Invest in a company having a record of less than three years' continuous operation, which may include the operations of any predecessor company or enterprise to which the company has succeeded by merger, consolidation, reorganization or purchase of assets.

      3. Invest in commodities or in commodity contracts or in puts, calls, or combinations of both except options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward commitments, forward foreign currency exchange contracts, interest rate or currency swaps, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

      4. Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

      5.    Buy securities on margin or sell short.

      6. Purchase securities of a company in which any officer or trustee of the Trust or the Adviser owns beneficially more than of 1% of the securities of such company and all such officers and trustees own beneficially in the aggregate more than 5% of the securities of such company.

      7. Borrow money except for temporary or emergency purposes, and then not in excess of 10% of its gross assets taken at cost. Assets taken at market may not be pledged to an extent greater than 15% of gross assets taken at cost (although this would permit the Fund to pledge, mortgage or hypothecate its portfolio securities to the extent that the percentage of pledged securities would exceed 10% of the offering price of the Fund's shares, it will not do so as a matter of operating policy in order to comply with certain state statutes or investment restrictions); any such loan must be from a bank and the value of the Fund's assets, including the proceeds of the loan, less other liabilities of the Fund, must be at least three times the amount of the loan. (Although the Fund has never borrowed any money or pledged any portion of its assets, and has no intention of doing so, in the event that such borrowing became necessary, the Fund expects that additional portfolio securities would not be purchased while the borrowing is outstanding). The borrowing restriction set forth above does not prohibit the use of reverse repurchase agreements, in an amount (including any borrowings) not to exceed
            33 1/3% of net assets.

      8. Make loans to any of its officers or trustees, or to any firms, corporations or syndicates in which officers or trustees of the Trust have an aggregate interest of 10% or more. It is the intention of the Trust not to make loans of any nature, except the Fund may enter into repurchase agreements and lend its portfolio securities (as permitted by the Investment Company Act of 1940) as referred to under "Investment Objectives and Policies" above. In addition, the purchase of a portion of an issue of a publicly issued corporate debt security is not considered to be the making of a loan.

      9. Purchase any securities, other than obligations of domestic banks or of the U.S. Government, or its agencies or instrumentalities, if as a result of such purchase more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in any one industry.

      10. Issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder; except insofar as the Fund may be deemed to have issued a senior security by reason of entering into a repurchase agreement or engaging in permitted borrowings.

      11. Purchase securities which will result in the Fund's holdings of the issuer thereof to be more than 5% of the value of the Fund's total assets (exclusive of U.S. Government securities).

      12. Purchase more than 10% of the voting securities of any class of securities of any one issuer.

Nonfundamental Investment Restriction. The following restrictions are designated as nonfundamental and may be changed by the Trustees with the shareholder approval.

The Fund may not purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to
(a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.




If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.


THOSE RESPONSIBLE FOR MANAGEMENT


The business of the Fund is managed by its Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or directors of the Adviser or officers and directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Edward J. Boudreau, Jr. *  Trustee, Chairman and      Chairman, Director and
101 Huntington Avenue      Chief Executive Officer    Chief Executive Officer,
Boston, MA  02199          (1, 2)                     the Adviser; Chairman,
October 1944                                          Director and Chief
                                                      Executive Officer, The
                                                      Berkeley Financial Group,
                                                      Inc. ("The Berkeley
                                                      Group"); Chairman and
                                                      Director, NM Capital
                                                      Management, Inc. ("NM
                                                      Capital"), John Hancock
                                                      Advisers International
                                                      Limited ("Advisers
                                                      International") and
                                                      Sovereign Asset Management
                                                      Corporation ("SAMCorp");
                                                      Chairman, Chief Executive
                                                      Officer and President,
                                                      John Hancock Funds, Inc.
                                                      ("John Hancock Funds");
                                                      Chairman, First Signature
                                                      Bank and Trust Company;
                                                      Director, John Hancock
                                                      Insurance Agency, Inc.
                                                      ("Insurance Agency,
                                                      Inc."), John Hancock
                                                      Advisers International
                                                      (Ireland) Limited
                                                      ("International Ireland"),
                                                      John Hancock Capital
                                                      Corporation and New
                                                      England/Canada Business
                                                      Council; Member,
                                                      Investment Company
                                                      Institute Board of
                                                      Governors; Director, Asia
                                                      Strategic Growth Fund,
                                                      Inc.; Trustee, Museum of
                                                      Science; Director, John
                                                      Hancock Freedom Securities
                                                      Corporation (until
                                                      September 1996); Director,
                                                      John Hancock Signature
                                                      Services, Inc. ("Signature
                                                      Services") (until January
                                                      1997).
-----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940

(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.

(2)   A member of the Investment Committee of the Adviser.

(3)   Member of the Audit Committee and the Administration Committee.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

James F. Carlin            Trustee (3)                Chairman and CEO, Carlin
233 West Central Street                               Consolidated, Inc.
Natick, MA 01760                                      (management/investments);
April 1940                                            Director, Arbella Mutual
                                                      Insurance Company
                                                      (insurance), Health Plan
                                                      Services, Inc.,
                                                      Massachusetts Health and
                                                      Education Tax Exempt
                                                      Trust, Flagship
                                                      Healthcare, Inc., Carlin
                                                      Insurance Agency, Inc.,
                                                      West Insurance Agency,
                                                      Inc. (until May 1995), Uno
                                                      Restaurant Corp.;
                                                      Chairman, Massachusetts
                                                      Board of Higher Education
                                                      (since 1995).

William H. Cunningham      Trustee (3)                Chancellor, University
601 Colorado Street                                   of Texas System and
O'Henry Hall                                          former President of the
Austin, TX 78701                                      University of Texas,
January 1944                                          Austin, Texas; Lee Hage
                                                      and Joseph D. Jamail
                                                      Regents Chair of Free
                                                      Enterprise; Director,
                                                      LaQuinta Motor Inns, Inc.
                                                      (hotel management
                                                      company); Director,
                                                      Jefferson-Pilot
                                                      Corporation (diversified
                                                      life insurance company)
                                                      and LBJ Foundation Board
                                                      (education foundation);
                                                      Advisory Director, Texas
                                                      Commerce Bank - Austin.

-----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940

(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.

(2)   A member of the Investment Committee of the Adviser.

(3)   Member of the Audit Committee and the Administration Committee.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Charles F. Fretz           Trustee (3)                Retired; self employed;
RD #5, Box 300B                                       Former Vice President
Clothier Springs Road                                 and Director, Towers,
Malvern, PA  19355                                    Perrin, Foster & Crosby,
June 1928                                             Inc. (international
                                                      management consultants)
                                                      (1952-1985).

Harold R. Hiser, Jr.       Trustee (3)                Executive Vice
123 Highland Avenue                                   President,
Short Hill, NJ  07078                                 Schering-Plough
October 1931                                          Corporation
                                                      (pharmaceuticals)
                                                      (retired 1996);
                                                      Director, ReCapital
                                                      Corporation
                                                      (reinsurance) (until
                                                      1995).

Anne C. Hodsdon *          Trustee and President      President, Chief
101 Huntington Avenue      (1,2)                      Operating Officer and
Boston, MA  02199                                     Director, the Adviser;
April 1953                                            Trustee, The Berkeley
                                                      Group; Director, John
                                                      Hancock Funds, Advisers
                                                      International, Insurance
                                                      Agency, Inc. and
                                                      International Ireland;
                                                      President and Director,
                                                      SAMCorp. and NM Capital;
                                                      Executive Vice
                                                      President, the Adviser
                                                      (until December 1994);
                                                      Director, Signature
                                                      Services (until January
                                                      1997).

Charles L. Ladner          Trustee (3)                Director, Energy North,
UGI Corporation                                       Inc. (public utility
P.O. Box 858                                          holding company) (until
Valley Forge, PA  19482                               1992); Senior Vice
February 1938                                         President of UGI Corp.
                                                      Holding Company Public
                                                      Utilities, LPGAS, Vice
                                                      President of Amerigas
                                                      Partners L.P.

-----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940

(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.

(2)   A member of the Investment Committee of the Adviser.

(3)   Member of the Audit Committee and the Administration Committee.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Leo E. Linbeck, Jr.        Trustee (3)                Chairman, President,
3810 W. Alabama                                       Chief Executive Officer
Houston, TX 77027                                     and Director, Linbeck
August 1934                                           Corporation (a holding
                                                      company engaged in various
                                                      phases of the construction
                                                      industry and warehousing
                                                      interests); Former
                                                      Chairman, Federal Reserve
                                                      Bank of Dallas (1992,
                                                      1993); Chairman of the
                                                      Board and Chief Executive
                                                      Officer, Linbeck
                                                      Construction Corporation;
                                                      Director, PanEnergy
                                                      Corporation (a diversified
                                                      energy company), Daniel
                                                      Industries, Inc.
                                                      (manufacturer of gas
                                                      measuring products and
                                                      energy related equipment),
                                                      GeoQuest International
                                                      Holdings, Inc. (a
                                                      geophysical consulting
                                                      firm) (1980-1993); Former
                                                      Director, Greater Houston
                                                      Partnership (1980 -1995).

Patricia P. McCarter       Trustee (3)                Director and Secretary,
1230 Brentford Road                                   The McCarter Corp.
Malvern, PA  19355                                    (machine manufacturer).
May 1928

-----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940

(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.

(2)   A member of the Investment Committee of the Adviser.

(3)   Member of the Audit Committee and the Administration Committee.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Steven R. Pruchansky       Trustee (1, 3)             Director and President,
4327 Enterprise Avenue                                Mast Holdings, Inc.
Naples, FL  33942                                     (since 1991); Director,
August 1944                                           First Signature Bank &
                                                      Trust Company (until
                                                      August 1991); Director,
                                                      Mast Realty Trust (until
                                                      1994); President,
                                                      Maxwell Building Corp.
                                                      (until 1991).

Richard S. Scipione *      Trustee (1)                General Counsel, John
John Hancock Place                                    Hancock Life Company;
P.O. Box 111                                          Director, the Adviser,
Boston, MA  02117                                     Advisers International,
August 1937                                           John Hancock Funds, John
                                                      Hancock Distributors,
                                                      Inc., Insurance Agency,
                                                      Inc., John Hancock
                                                      Subsidiaries, Inc.,
                                                      SAMCorp. and NM Capital;
                                                      Director, The Berkeley
                                                      Group; Director, JH
                                                      Networking Insurance
                                                      Agency, Inc.; Director,
                                                      Signature Services
                                                      (until January 1997).

Norman H. Smith            Trustee (3)                Lieutenant General,
243 Mt. Oriole Lane                                   United States Marine
Linden, VA  22642                                     Corps; Deputy Chief of
March 1933                                            Staff for Manpower and
                                                      Reserve Affairs,
                                                      Headquarters Marine Corps;
                                                      Commanding General III
                                                      Marine Expeditionary
                                                      Force/3rd Marine Division
                                                      (retired 1991).

-----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940

(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.

(2)   A member of the Investment Committee of the Adviser.

(3)   Member of the Audit Committee and the Administration Committee.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

John P. Toolan             Trustee (3)                Director, The Smith
13 Chadwell Place                                     Barney Muni Bond Funds,
Morristown, NJ  07960                                 The Smith Barney
September 1930                                        Tax-Free Money Funds,
                                                      Inc., Vantage Money Market
                                                      Funds (mutual funds), The
                                                      Inefficient-Market Fund,
                                                      Inc. (closed-end
                                                      investment company) and
                                                      Smith Barney Trust Company
                                                      of Florida; Chairman,
                                                      Smith Barney Trust Company
                                                      (retired December, 1991);
                                                      Director, Smith Barney,
                                                      Inc., Mutual Management
                                                      Company and Smith Barney
                                                      Advisers, Inc. (investment
                                                      advisers) (retired 1991);
                                                      Senior Executive Vice
                                                      President, Director and
                                                      member of the Executive
                                                      Committee, Smith Barney,
                                                      Harris Upham & Co.,
                                                      Incorporated (investment
                                                      bankers) (until 1991).

Robert G. Freedman         Vice Chairman and Chief    Vice Chairman and Chief
101 Huntington Avenue      Investment Officer (2)     Investment Officer, the
Boston, MA  02199                                     Adviser; Director, the
July 1938                                             Adviser, Advisers
                                                      International, John
                                                      Hancock Funds, SAMCorp.,
                                                      Insurance Agency, Inc.,
                                                      Southeastern Thrift & Bank
                                                      Fund and NM Capital;
                                                      Director and Senior Vice
                                                      President, The Berkeley
                                                      Group; President, the
                                                      Adviser (until December
                                                      1994); Director, Signature
                                                      Services (until January
                                                      1997).

-----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940

(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.

(2)   A member of the Investment Committee of the Adviser.

(3)   Member of the Audit Committee and the Administration Committee.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

James B. Little            Senior Vice President and  Senior Vice President,
101 Huntington Avenue      Chief Financial Officer    the Adviser, The
Boston, MA  02199                                     Berkeley Group, John
February 1935                                         Hancock Funds.

John A. Morin              Vice President             Vice President and
101 Huntington Avenue                                 Secretary, the Adviser,
Boston, MA  02199                                     The Berkeley Group,
July 1950                                             Signature Services and
                                                      John Hancock Funds;
                                                      Secretary, NM Capital and
                                                      SAMCorp.; Clerk, Insurance
                                                      Agency, Inc.; Counsel,
                                                      John Hancock Mutual Life
                                                      Insurance Company (until
                                                      February 1996), and Vice
                                                      President of John Hancock
                                                      Distributors, Inc. (until
                                                      April 1994).

Susan S. Newton            Vice President and         Vice President, the
101 Huntington Avenue      Secretary                  Adviser; John Hancock
Boston, MA  02199                                     Funds, Signature
March 1950                                            Services and The
                                                      Berkeley Group; Vice
                                                      President, John Hancock
                                                      Distributors, Inc.
                                                      (until April 1994).

James J. Stokowski         Vice President and         Vice President, the
101 Huntington Avenue      Treasurer                  Adviser.
Boston, MA  02199
November 1946

-----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940

(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.

(2)   A member of the Investment Committee of the Adviser.

(3)   Member of the Audit Committee and the Administration Committee.

From December 22, 1994 until December 22, 1996, the Trustees established an Advisory Board to facilitate a smooth transition of management between Transamerica Fund Management Company ("TFMC"), the prior investment adviser, and the Adviser. The members of the Advisory Board were distinct from the Trustees, did not serve the Fund in any other capacity and were persons who had no power to determine what securities were purchased or sold on behalf of the Fund.

Compensation of the Trustees and Advisory Board. The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees and the Advisory Board members for their services. Ms. Hodsdon and Messrs. Boudreau and Scipione, each a non-Independent Trustee, and each of the officers of the Trust are interested persons of the Adviser, are compensated by the Adviser and received no compensation from the Funds for their services.


                                                               Total
                                                               Compensation from
                                                               all Funds in John
                                              Aggregate        Hancock Fund
                                              Compensation     Complex to
Independent Trustees                          from the Fund+   Trustees**
--------------------                          --------------   ----------

James F. Carlin                                $                $ 74,000
William H. Cunningham*                                            74,000
Charles F. Fretz                                                  74,250
Harold R. Hiser, Jr.*                                             74,000
Charles L. Ladner                                                 74,250
Leo E. Linbeck, Jr.                                               74,250
Patricia P. McCarter*                                             74,250
Steven R. Pruchansky*                                             77,250
Norman H. Smith*                                                  77,250
John P. Toolan*                                                   74,250
                                               -------          --------
Total                                          $               $747,750

      +The compensation to the Trustees from the Fund shown below is for the Fund's fiscal year ended December 31, 1997.

      *As of December 31, 1997, the value of the aggregate accrued deferred compensation from all Funds in the John Hancock Fund complex for Mr. Cunningham was $220,106, for Mr. Hiser was $103,868, for Ms. McCarter was $159,075, for Mr. Pruchansky was $68,102, for Mr. Smith was $70,607 and for Mr. Toolan was $281,133 under the John Hancock Deferred Compensation Plan for Trustees.

      **The total compensation paid by the John Hancock Fund Complex to the Independent Trustees as of the calendar year ended December 31, 1997. As of that date, there were sixty-seven funds in the John Hancock Funds Complex, with each of these Independent Trustees serving thirty-two funds.

                        Aggregate      Total Compensation
                        Compensation   from all Funds in John
                        from the       Hancock Fund Complex
Advisory Board          Fund*          to Advisory Board**
--------------          ------------   ----------------------
R. Trent Campbell            $---            $ 47,000
Mrs. Lloyd Bentsen            ---              47,000
Thomas R. Powers              ---              47,000
Thomas B. McDade              ---              47,000
                        ----------           --------
Total                        $---            $188,000

 * For the period from September 1, 1996 to December 31, 1996.
** For the calendar year ended December 31, 1996.


All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Trustees and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 2, 1998, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% or more of the outstanding shares of the Fund:

                                                           Percentage of
Name and Address                                           Outstanding Shares of
of Shareholder                  Class of Shares            Class of Fund
--------------                  ---------------            ---------------------
MLPF&S For The Sole                     B                          6.43%
Benefit Of Its Customers
Attn: Fund Administration
4800 Deerlake Drive East
Jacksonville FL 32246-6484


INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $26 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds, having a combined total of over 1,400,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States and carries a high rating from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser, which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held sold or exchanged and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodian including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.


As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets, equal on an annual basis to 0.625% of the Fund.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit. The Adviser has agreed to reduce its management fee for Growth and Income Fund by $150,000 in total during the fiscal year of 1998 only.

For the fiscal year ended August 31, 1994 advisory fees paid by the Fund to TFMC, the Fund's former investment adviser, amounted to $1,322,162. For the fiscal year ended August 31, 1995, advisory fees paid by the Fund to TFMC, the Fund's former investment adviser and the Adviser amounted to $468,939 and $972,142 respectively. For the fiscal year ended August 31, 1996, the advisory fee paid by the Fund to the Adviser amounted to $1,616,654. For the period from September 1, 1996 to December 31, 1996, and for the fiscal year ended December 31, 1997, the advisory fee paid by the Fund to the Adviser amounted to $616,603
and $       , respectively.


Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


Pursuant to the Advisory Agreement, the Adviser is not liable to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which its Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of the obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Fund's Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.


The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was last approved by all of the Trustees. The Advisory Agreement, and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (I) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are no parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if it is assigned.


Administrative Services Agreement. The Fund was a party to an administrative services agreement with TFMC (the "Services Agreement"), pursuant to which TFMC performed bookkeeping and accounting services and functions, including preparing and maintaining various accounting books, records and other documents and keeping such general ledgers and portfolio accounts as are reasonably necessary for the operation of the Fund. Other administrative services included communications in response to shareholder inquiries and certain printing expenses of various financial reports. In addition, staff and office space, facilities and equipment was provided as necessary to provide administrative services to the Fund. The Services Agreement was amended in connection with the appointment of the Adviser as adviser to the Fund to permit services under the Agreement to be provided to the Fund by the Adviser and its affiliates. The Services Agreement was terminated during the fiscal year 1995.

For the fiscal years ended August 31, 1994 and 1995, the Fund paid to TFMC (pursuant to the Services Agreement) $153,060 and $31,385, respectively, of which $132,005 and $20,130, respectively, was retained by TFMC and $21,055 and $11,255, respectively, was paid for certain data processing and pricing information services.


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the period from September 1, 1996 to December 31, 1996, the Fund paid the Adviser $27,211 for services under this greement. For the
fiscal year ended December 31, 1997, the Fund paid the Adviser $      for
services under this Agreement.


In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis. John Hancock Funds may pay extra compensation to financial services firms selling large amounts of fund shares. This compensation would be calculated as a percentage of fund shares sold by the firm.

Total underwriting commissions for sales of the Fund's Class A shares for the fiscal periods ended December 31, 1997, September 1, 1996 to December 31, 1996, August 31, 1996 and August 31, 1995 were $ __________, $82,503, $322,955 and
$899,731,  respectively,  and $ ___________,  $13,029,  $40,602 and $69,597 were retained by John Hancock Funds in 1996 and 1995, respectively. The remainder of the underwriting commissions were reallowed to dealers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 25% for Class A and 1.00% for Class B and Class C, of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for their distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event the John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under Class B and Class C Plans as a liability of the Fund, because the Trustees may terminate the Class B and/or Class C Plans at any time. For the fiscal year December 31, 1997, an aggregate of of distribution expenses or % of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. Class C shares did not commence operations until May 1, 1998; therefore, there are no unreimbursed expenses to report.


The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent

Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will, in any event, be effective unless it is approved by a vote of a majority of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, these is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.


During the fiscal year ended December 31, 1997, the Funds paid John Hancock Funds the following amounts of expenses in connection with their services of the Fund. Class C shares did not commence operations until May 1, 1998; therefore, there are no expenses to report.

                                  Expense Items

                             Printing and                              Interest
                             Mailing of                   Expenses of  Carrying
                             Prospectus to  Compensation  John         or Other
                             New            to Selling    Hancock      Finance
                Advertising  Shareholders   Brokers       Funds        Charges
                -----------  ------------   -------       -----        -------

Class A shares

Class B shares


NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available , or the value has been materially affected by the events occurring after closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive a Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the Investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company. *

o A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan of the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o     A member of an approved affinity group financial services plan.*

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.


o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.


o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

            Amount Invested                                  CDSC Rate
            ---------------                                  ---------

      $1 to $4,999,999                                         1.00%
      Next $5 million to $9,999,999                            0.50%
      Amounts of $10 million and over                          0.25%

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below).

Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be illegible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.


Letter of Intention. Reduced sales charges are also applicable to investments pursuant to a Letter of Intention (LOI), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charges as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of a sales charge so the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B and Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

Class B and Class C shares are not available to full-service defined contribution plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.


When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.


Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)   $600.00
      o*Minus Appreciation ($12 - $10) x 100 shares                  (200.00)
      o Minus proceeds of 10 shares not subject to CDSC
        (dividend reinvestment)                                      (120.00)
                                                                     -------
      o Amount subject to CDSC                                       $280.00

      *The appreciation is based on all 100 shares in the lot not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and Class C shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*     Redemptions due to death or disability.

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B and Class C shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC).


* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

For Retirement Accounts (such as IRA, SIMPLE IRA, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.


* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (such as 401(k), Money Purchase Pension Plan, Profit Sharing Plan).

      *Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA accounts that purchased shares prior to May 15, 1995.

Please see matrix for reference.

CDSC Waiver Matrix for Class B and Class C Funds.

--------------------------------------------------------------------------------
Type of          401(a)       403(b)      457         IRA, IRA     Non-
Distribution     Plan                                 Rollover     retirement
                 (401(k),
                 MPP, PSP)
--------------------------------------------------------------------------------
Death or         Waived       Waived      Waived      Waived       Waived
Disability
--------------------------------------------------------------------------------
Over 70 1/2      Waived       Waived      Waived      Waived for   12% of
                                                      mandatory    account
                                                      distri-      value
                                                      butions      annually in
                                                      or 12% of    periodic
                                                      account      payments
                                                      value
                                                      annually
                                                      in
                                                      periodic
                                                      payments
--------------------------------------------------------------------------------
Between 59 1/2   Waived       Waived      Waived      Waived for   12% of
and 70 1/2                                            Life         account
                                                      Expec-       value
                                                      tancy or     annually in
                                                      12% of       periodic
                                                      account      payments
                                                      value
                                                      annually
                                                      in
                                                      periodic
                                                      payments
--------------------------------------------------------------------------------
Under 59 1/2     Waived for   Waived      Waived      Waived for   12% of
                 annuity      for         for         annuity      account
                 payments     annuity     annuity     payments     value
                 (72t) or     payments    payments    (72t) or     annually in
                 12% of       (72t) or    (72t) or    12% of       periodic
                 account      12% of      12% of      account      payments
                 value        account     account     value
                 annually     value       value       annually
                 in period    annually    annually    in
                 payments     in          in          periodic
                              periodic    periodic    payments
                              payments    payments
--------------------------------------------------------------------------------
Loans            Waived       Waived      N/A         N/A          N/A
--------------------------------------------------------------------------------
Termination of   Not Waived   Not Waived  Not Waived  Not Waived   N/A
Plan
--------------------------------------------------------------------------------
Hardships        Waived       Waived      Waived      N/A          N/A
--------------------------------------------------------------------------------
Return of        Waived       Waived      Waived      Waived       N/A
Excess
--------------------------------------------------------------------------------


If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS


Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule the Fund must redeem shares for cash except to the extent that the redemption payment to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.


ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of the Fund for shares of the same class in any other John Hancock fund offering that class.


Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transactions charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund and John Hancock Intermediate Maturity Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.


If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.


The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.


An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".


Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic

Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.


Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:


The investments will be drawn on or about the day of the month indicated.


The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.


The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the due date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS".


Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

DESCRIPTION OF THE FUND'S SHARES


The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and one other series. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of three classes of shares of the Fund, designated as Class A and Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class will be borne exclusively by that class; (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares; and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.


In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business Trust could under certain circumstances, be held personally liable for acts or obligations of the Trust. However, Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no Fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.


The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept credit card checks. Use of information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.


TAX STATUS


Each series of the Trust, including the Fund, is treated as a separate entity for tax purposes. The Fund has qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.


The Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.


Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) As a result of federal tax legislation enacted on August 5, 1997 (the "Act"), gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department has issued guidance under the Act that enables the Fund to pass through to its shareholders the benefits of the capital gains rates enacted in the Act. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances. Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.


Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

Foreign  exchange  gains and  losses  realized  by the Fund in  connection  with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions, could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to qualify to pass such taxes through to its shareholders, who consequently will not take such taxes into account on their own tax returns. However, the Fund will deduct such taxes in determining the amount it has available for distribution to shareholders.

The amount of the Fund's realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage into options, futures or forward transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below.

A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded change will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to an election to reinvest dividends in additional shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion. Also, future Treasury Department guidance issued to implement the Act may contain additional rules for determining the tax treatment of sales of Fund shares held for various periods, including the treatment of losses on the sales of shares held for six months or less that are recharacterized as long-term capital losses, as described above.

Although its present intention is to distribute, at least annually, all net realized capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as capital gain income in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund does not have any capital loss carry forwards.

For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess

(if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares and, to the extent such basis would be reduced to zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payment. The mark to market rules or constructive sale applicable to certain options and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.


The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish a Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options, futures, foreign currency positions, and foreign currency forward contracts.

Certain options, futures and forward foreign currency transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option or other transactions is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.


The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.


The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.


CALCULATION OF PERFORMANCE


As of December 31, 1997, the average annual total returns of the Class A shares of the Fund for the one, five and 10 year periods were 29.87%, 16.86%, and 14.78%, respectively. As of December 31, 1997, the average annual returns for the Fund's Class B shares for the one and five year periods and since inception on August 22, 1991 were 30.80 %, 16.96% and 16.00%, respectively. Class C shares of the Fund commenced operations on May 1, 1998; therefore, there is no average annual total return to report.

The Fund's total return is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                             T = ((ERV/P)^(1/n)) - 1

Where:

P =         a hypothetical initial investment of $1,000.
T =         average annual total return.
n =         number of years.
ERV =       ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 year and 10 year periods.


Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's maximum sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.


The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge, if applicable) on the last day of the period, according to the following standard formula:

                     Yield = 2 ( [ ( a-b/cd ) + 1 ] ^6 - 1)

Where:

a =   dividends and interest earned during the period.
b =   net expenses accrued during the period.
c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
d = the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return/ or yield will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper -- Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, etc. will also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities of the Fund and the allocation of brokerage commissions are made by the Adviser and officers of the Fund pursuant to recommendations made by its investment committee of the Adviser, which consists of officers and Trustees of the Adviser who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and other policies that the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitments to allocate portfolio transactions upon any prescribed basis. While the Advisers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended August 31, 1996, 1995 and 1994, the Fund paid negotiated brokerage commissions of $246,980, $1,135,806 and $373,133, respectively. For the period from September 1, 1996 to December 31, 1996, the fund paid negotiated brokerage commissions of $238,830. For the fiscal year ended December 31, 1997, the fund paid negotiated brokerage
commissions of $       .

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. During the fiscal year ended December 31, 1997, the Fund paid $ _______ commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc. ("Distributors" or "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. During the year ended December 31, 1997, the Fund did not execute any portfolio transactions with then affiliated brokers.


Any of the Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund, the Adviser or the Affiliated Brokers. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities and the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transaction as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Service an annual fee of $19.00 for each Class A shareholder account, $21.50 for each Class B shareholder account and $20.50 for each Class C shareholder account. Each Fund pays certain out-of-pocket expenses and these expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.


CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the custodian agreement, Investor Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS


___________________, 200 Clarendon Street, Boston, Massachusetts 02116, has been selected as the independent auditors of the Fund. The financial statements of the Fund included in the Prospectus and this Statement of Additional Information have been audited by _________________ for the periods indicated in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

                           Description of Bond Ratings

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                         STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB, and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC: Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC: The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

                              FINANCIAL STATEMENTS

                      JOHN HANCOCK SOVEREIGN BALANCED FUND

                           Class A and Class B Shares
                       Statement Of Additional Information


                                   May 1, 1998

This Statement of Additional Information provides information about John Hancock Sovereign Balanced Fund (the "Fund") in addition to the information that is contained in the combined Growth and Income Funds' Prospectus dated May 1, 1998 (the "Prospectus"). The Fund is a diversified series of John Hancock Investment Trust (the "Trust").


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                1-(800)-225-5291


                                TABLE OF CONTENTS
                                                                         Page
Organization of the Fund .............................................     2
Investment Objective and Policies ....................................     2
Investment Restrictions ..............................................    15
Those Responsible for Management .....................................    17
Investment Advisory and Other Services ...............................    25
Distribution Contracts ...............................................    27
Net Asset Value ......................................................    29
Initial Sales Charge on Class A Shares ...............................    30
Deferred Sales Charge on Class B and Class C .........................    32
Special Redemptions ..................................................    35
Additional Services and Programs for Classes A, B and C Shares .......    36
Description of the Fund's Shares .....................................    37
Tax Status ...........................................................    38
Calculation of Performance ...........................................    43
Brokerage Allocation .................................................    45
Transfer Agent Services ..............................................    46
Custody of Portfolio .................................................    47
Independent Auditors .................................................    47
Appendix .............................................................   A-1
Financial Statements .................................................   F-1

ORGANIZATION OF FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust on December 12, 1984. Prior to December 2, 1996, the Fund was a diversified series of John Hancock Sovereign Investors Fund, Inc.

John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of the John Hancock Mutual Life Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES


The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. There is no assurance that the Fund will achieve its investment objectives.


The investment objectives of the Fund are to provide current income, long-term growth of capital and income and preservation of capital without assuming what the Adviser believes to be undue market risks. At times, however, because of market conditions, the Fund may invest primarily for current income. There is no assurance that the Fund will achieve its investment objective. The Fund will allocate its investments among different types and classes of securities in accordance with the Adviser's appraisal of economic and market conditions. Shareholder approval is not required to effect changes in the Fund's investment objectives.

The Fund may invest in any type or class of security. At least 25% of the value of the Fund's total assets will be invested in fixed income senior securities. Fixed income securities may include both convertible and non-convertible debt securities and preferred stock, and only that portion of their value attributed to their fixed income characteristics, as determined by the Adviser, can be used in applying the 25% test. The balance of the Fund's total assets may consist of cash or (i) equity securities of established companies, (ii) equity and fixed income securities of foreign corporations, governments or other issuers meeting applicable quality standards as determined by the Fund's investment adviser,
(iii) foreign currencies, (iv) securities that are issued or guaranteed as to interest and principal by the U.S. Government, its agencies, authorities or instrumentalities, (v) obligations and equity securities of banks or savings and loan associations (including certificates of deposit and bankers' acceptances); and (vi) to the extent available and permissible, options and futures contracts on securities, currencies and indices. Each of these investments is more fully described below. The Fund's portfolio securities are selected mainly for their investment character based upon generally accepted elements of intrinsic value, including industry position, management, financial strength, earning power, marketability and prospects for future growth. The distribution or mix of various types of investments is based on general market conditions, the level of interest rates, business and economic conditions and the availability of investments in the equity or fixed income markets.

Equity securities, for purposes of the Fund's investment policy, are limited to common stocks, preferred stocks, investment grade convertible securities and warrants. In addition, the Fund utilizes a strategy of investing only in those common stocks which have a record of having increased their shareholder dividend in each of the preceding ten or more years. This dividend performers strategy may be changed at any time.

At least 75% of the Fund's total investments in fixed income securities (other than commercial paper) will be rated within the four highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group ("S&P") (AAA, AA, A or BBB). Fixed income securities rated Baa or BBB are considered medium grade obligations with speculative characteristics; and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal.

The Fund diversifies its investments among a number of industry groups without concentrating more than 25% of its assets in any particular industry. The Fund's investments are subject to market fluctuation and the risks inherent in all securities.

Assuming relatively stable economic conditions, it is anticipated that the annual portfolio turnover rate will not usually exceed 100%. However, under certain economic conditions, a higher turnover may be advisable to achieve the Fund's objectives.

Investment in Foreign Securities. The Fund may invest up to 35% of its total assets in securities of foreign companies. The Fund may invest directly in the securities of foreign issuers as well as in the form of sponsored and unsponsored American Depository Receipts ("ADRs"). European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not required to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

Foreign Currency Transactions. The foreign currency transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may also enter into forward foreign currency contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's transactions in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser.

If the Fund enters into a forward contract to purchase foreign currency, its custodian bank will segregate cash or liquid securities, of any type or maturity, in a separate account of the Fund in an amount necessary to complete the contract. Those assets will be market to market daily and if the value of the securities in the separate account declines, additional cash or liquid assets will be added so that the value of the account will be equal to the amount of the Fund's commitment in purchased forward contracts.

Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges. although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom it enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and decline in value of the underlining securities or of access to income during this period as well as expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Fund's custodian a separate account consisting of liquid securities, of any type or maturity in an amount at least equal to the repurchase prices of these securities (plus any accrued interest thereon) under such agreements. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. In addition, the Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33% of the market value of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets on illiquid investments. If the Trustees determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Advisers the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, the Fund may purchase and sell interest rate futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities) and securities indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Funds portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual fixed income securities, except certain U.S. Government securities. The only futures contracts available to hedge the Fund's fixed income securities are various futures on U.S. Government securities, securities indices and foreign currencies. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuation.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Government Securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates. The Fund will not invest more than 50% of its assets in mortgage-backed securities.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the rating of Moody's and S&P and their significance.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.

Lower Rated High Yield "High Risk" Securities. Up to 25% of the Fund's total investments in fixed income securities may be in high yielding, fixed income securities rated as low as C by Moody's or S&P. These lower rated securities are speculative to a high degree and often have very poor prospects of attaining real investment standing. Lower rated securities are generally referred to as junk bonds. Ratings are based largely on the historical financial condition of the issuer.

Securities rated lower than Baa by Moody's or BBB by Standard & Poor's are sometimes referred to as junk bonds. See the Appendix attached to this Statement of Additional Information which describes the characteristics of the securities in the various ratings categories. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The credit ratings of Moody's and Standard & Poor's such as those ratings described here, may not be changed by Moody's and Standard & Poor's in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not reflect an evaluation of market risk. Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the issuer's ability to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond more to short-term corporate and market developments than do those of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations. The Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions.

Reduced volume and liquidity in the high yield high risk bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield high risk bonds. In addition, the Fund's investments in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risk inherent in all securities. Increasing rate note securities are typically refinanced by the issuers within a short period of time.

The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, the Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

Investments in corporate fixed income securities may be in bonds, convertible debentures and convertible or non-convertible preferred stock. The value of convertible securities, while influenced by the level of interest rates, is also affected by the changing value of the underlying common stock into which the securities are convertible. The value of fixed income securities varies inversely with interest rates.

Mortgage "Dollar Roll" Transactions. The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowing and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as a financing.

Asset-Backed Securities. The Fund may invest a portion of its assets in asset-backed securities. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan services to retain possession of the underlying obligations. If the service were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities. As a result, the Fund may incur a loss or in the event of the borrower's bankruptcy may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Fundamental Investment Restriction. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short-Sales. The Fund may engage in short sales against the Box. In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Structured or Hybrid Notes. The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Swaps, Caps, Floor and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterpart's ability to perform, and may decline in value if the counterpart's credit worthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlement with respect to swap, cap, collar or floor transactions.

Participation Interests. Participation interests, which may take the form of interests in, or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. The Fund's investments in participation interests are subject to its 15% limitation on investments in liquid securities.

Pay-In-Kind, Delayed and Zero Coupon Bonds. The Fund may invest in pay- in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices in pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a grater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Tax Status."

Brady Bonds. The Fund may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan facilitate the exchange of commercial bank debt for newly issued bonds known as Brady Bonds. The World Bank and the IMF provide funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements IMF, debtor nations are required to agree implement domestic monetary and fiscal reforms. These reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs promote the debtor country's ability to service its external obligations and promote its economic growth and development. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

Brady Bonds have recently been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Poland, the Philippines, Uruguay and Venezuela and may be issued by other countries. Over $130 billion in principal amount of Brady Bonds have been issued to date, the largest portion having been issued by Argentina and Brazil. Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. As of the date of this Statement of Additional Information, the Fund is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize however, that Brady Bonds have been issued only recently, and, accordingly, they do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities of any type or maturity equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.


Short Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.


Defensive Investments. For temporary defensive purposes, the Fund may invest some or all of its assets in investment grade short-term securities.

INVESTMENT RESTRICTIONS


Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.


The Fund observes the fundamental restrictions listed in items (1) through (9) below.

      The Fund may not:

      (1) Issue senior securities, except as permitted by paragraph (2) below. For purposes of this restriction, the issuance of shares in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward foreign currency exchange contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below, are not deemed to be senior securities.

      (2) Borrow money in amounts exceeding 33% of the Fund's total assets (including the amount borrowed) taken at market value. Interest paid on borrowings will reduce income available to shareholders.

      (3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if the assets subject to such pledging, mortgaging or hypothecation do not exceed 33% of the Fund's total assets taken at market value.

      (4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

      (5) Purchase or sell real estate or any interest therein, including real estate limited partnerships, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

      (6) Make loans, except for collateralized loans of portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of bonds, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

      (7) Buy or sell commodities, commodity contracts, puts, calls or combinations thereof, except futures contracts and options on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward foreign currency exchange contracts, forward commitments, interest rate or currency swaps, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

      (8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

      (9)   Purchase securities of an issuer (other than the U.S.
            Government, its agencies or instrumentalities), if, with respect to 75% of the Fund's total assets,

            (i) more than 5% of the Fund's total assets taken at market value would be invested in the securities of such issuer, or,

            (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

In connection with the lending of portfolio securities under item (6) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

Nonfundamental Investment Restrictions. The following investment restrictions are designated as nonfundamental and may be changed by the Trustees without shareholders' approval.

The Fund may not:

(a) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

(b) Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of transactions in securities and forward foreign currency exchange contracts and may make margin payments in connection with transactions in futures contracts and options on futures) or make short sales of securities unless by virtue of its ownership of other securities, the Fund has the right to obtain, without the payment of any additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions.

(c ) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Trustees, purchase securities of other investment companies within the John Hancock Group of Funds.



(d) Invest for the purpose of exercising control over or management of any company.



(e)   Invest more than 15% of its net assets in illiquid securities.



If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT


The business of the Fund is managed by its Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or directors of the Adviser or officers or directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

                          Positions Held              Principal Occupation(s)
Name and Address          With the Company            During the Past Five Years
----------------          ----------------            --------------------------

Edward J. Boudreau, Jr.*  Trustee, Chairman and       Chairman, Director and
101 Huntington Avenue     Chief Executive Officer     Chief Executive Officer,
Boston, MA  02199         (1, 2)                      the Adviser; Chairman,
October 1944                                          Director and Chief
                                                      Executive Officer, The
                                                      Berkeley Financial
                                                      Group, Inc. ("The
                                                      Berkeley Group");
                                                      Chairman and Director,
                                                      NM Capital Management,
                                                      Inc. ("NM Capital"),
                                                      John Hancock Advisers
                                                      International Limited
                                                      ("Advisers
                                                      International") and
                                                      Sovereign Asset
                                                      Management Corporation
                                                      ("SAMCorp"); Chairman,
                                                      Chief Executive Officer
                                                      and President, John
                                                      Hancock Funds, Inc.
                                                      ("John Hancock Funds");
                                                      Chairman, First
                                                      Signature Bank and
                                                      Trust Company;
                                                      Director, John Hancock
                                                      Insurance Agency, Inc.
                                                      ("Insurance Agency,
                                                      Inc."), John Hancock
                                                      Advisers International
                                                      (Ireland) Limited
                                                      ("International
                                                      Ireland"), John Hancock
                                                      Capital Corporation and
                                                      New England/Canada
                                                      Business Council;
                                                      Member, Investment
                                                      Company Institute Board
                                                      of Governors; Director,
                                                      Asia Strategic Growth
                                                      Fund, Inc.; Trustee,
                                                      Museum of Science;
                                                      Director, John Hancock
                                                      Freedom Securities
                                                      Corporation (until
                                                      September 1996);
                                                      Director, John Hancock
                                                      Signature Services,
                                                      Inc. ("Signature
                                                      Services") (until
                                                      January 1997).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.
(3)   Member of the Audit Committee and the Administration Committee.

                            Positions Held           Principal Occupation(s)
Name and Address            With the Company         During the Past Five Years
----------------            ----------------         --------------------------

James F. Carlin             Trustee (3)              Chairman and CEO, Carlin
233 West Central Street                              Consolidated, Inc.
Natick, MA 01760                                     (management/investments);
April 1940                                           Director, Arbella Mutual
                                                     Insurance Company
                                                     (insurance), Health Plan
                                                     Services, Inc.,
                                                     Massachusetts Health and
                                                     Education Tax Exempt
                                                     Trust, Flagship
                                                     Healthcare, Inc., Carlin
                                                     Insurance Agency, Inc.,
                                                     West Insurance Agency,
                                                     Inc. (until May 1995), Uno
                                                     Restaurant Corp.;
                                                     Chairman, Massachusetts
                                                     Board of Higher Education
                                                     (since 1995).

William H. Cunningham       Trustee (3)              Chancellor, University of
601 Colorado Street                                  Texas System and former
O'Henry Hall                                         President of the University
Austin, TX 78701                                     of Texas, Austin, Texas;
January 1944                                         Lee Hage and Joseph D.
                                                     Jamail Regents Chair of
                                                     Free Enterprise; Director,
                                                     LaQuinta Motor Inns, Inc.
                                                     (hotel management
                                                     company); Director,
                                                     Jefferson-Pilot
                                                     Corporation (diversified
                                                     life insurance company)
                                                     and LBJ Foundation Board
                                                     (education foundation);
                                                     Advisory Director, Texas
                                                     Commerce Bank - Austin.

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.
(3)   Member of the Audit Committee and the Administration Committee.

                         Positions Held               Principal Occupation(s)
Name and Address         With the Company             During the Past Five Years
----------------         ----------------             --------------------------

Charles F. Fretz         Trustee (3)                  Retired; self employed;
RD #5, Box 300B                                       Former Vice President and
Clothier Springs Road                                 Director, Towers, Perrin,
Malvern, PA  19355                                    Foster & Crosby, Inc.
June 1928                                             (international management
                                                      consultants) (1952-1985).

Harold R. Hiser, Jr.     Trustee (3)                  Executive Vice President,
123 Highland Avenue                                   Schering-Plough
Short Hill, NJ  07078                                 Corporation
October 1931                                          (pharmaceuticals) (retired
                                                      1996); Director, ReCapital
                                                      Corporation (reinsurance)
                                                      (until 1995).

Anne C. Hodsdon *        Trustee and President (1,2)  President, Chief Operating
101 Huntington Avenue                                 Officer and Director, the
Boston, MA  02199                                     Adviser, The Berkeley
April 1953                                            Group; Director, John
                                                      Hancock Funds, Advisers
                                                      International, Insurance
                                                      Agency, Inc. and
                                                      International Ireland;
                                                      President and Director,
                                                      SAMCorp. and NM Capital;
                                                      Executive Vice President,
                                                      the Adviser (until
                                                      December 1994); Director,
                                                      Signature Services (until
                                                      January 1997).

Charles L. Ladner        Trustee (3)                  Director, Energy North,
UGI Corporation                                       Inc. (public utility
P.O. Box 858                                          holding company) (until
Valley Forge, PA  19482                               1992); Senior Vice
February 1938                                         President of UGI Corp.
                                                      Holding Company Public
                                                      Utilities, LPGAS, Vice
                                                      President of Amerigas
                                                      Partners L.P.

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.
(3)   Member of the Audit Committee and the Administration Committee.

                          Positions Held             Principal Occupation(s)
Name and Address          With the Company           During the Past Five Years
----------------          ----------------           --------------------------

Leo E. Linbeck, Jr.       Trustee (3)                Chairman, President, Chief
3810 W. Alabama                                      Executive Officer and
Houston, TX 77027                                    Director, Linbeck
August 1934                                          Corporation (a holding
                                                     company engaged in
                                                     various phases of the
                                                     construction industry
                                                     and warehousing
                                                     interests); Former
                                                     Chairman, Federal
                                                     Reserve Bank of Dallas
                                                     (1992, 1993); Chairman
                                                     of the Board and Chief
                                                     Executive Officer,
                                                     Linbeck Construction
                                                     Corporation; Director,
                                                     PanEnergy Corporation
                                                     (a diversified energy
                                                     company), Daniel
                                                     Industries, Inc.
                                                     (manufacturer of gas
                                                     measuring products and
                                                     energy related
                                                     equipment), GeoQuest
                                                     International Holdings,
                                                     Inc. (a geophysical
                                                     consulting firm)
                                                     (1980-1993); Former
                                                     Director, Greater
                                                     Houston Partnership
                                                     (1980 -1995).

Patricia P. McCarter      Trustee (3)                Director and Secretary,
1230 Brentford Road                                  The McCarter Corp.
Malvern, PA  19355                                   (machine manufacturer).
May 1928

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.
(3)   Member of the Audit Committee and the Administration Committee.

                           Positions Held          Principal Occupation(s)
Name and Address           With the Company        During the Past Five Years
----------------           ----------------        --------------------------

Steven R. Pruchansky       Trustee (1, 3)          Director and President,
4327 Enterprise Avenue                             Mast Holdings, Inc. (since
Naples, FL  33942                                  1991); Director, First
August 1944                                        Signature Bank & Trust
                                                   Company (until August
                                                   1991); Director, Mast
                                                   Realty Trust (until 1994);
                                                   President, Maxwell
                                                   Building Corp. (until
                                                   1991).

Richard S. Scipione *      Trustee (1)             General Counsel, John
John Hancock Place                                 Hancock Life Company;
P.O. Box 111                                       Director, the Adviser,
Boston, MA  02117                                  Advisers International,
August 1937                                        John Hancock Funds, John
                                                   Hancock Distributors,
                                                   Inc., Insurance Agency,
                                                   Inc., John Hancock
                                                   Subsidiaries, Inc.,
                                                   SAMCorp. and NM Capital;
                                                   Director, The Berkeley
                                                   Group; Director, JH
                                                   Networking Insurance
                                                   Agency, Inc.; Director,
                                                   Signature Services (until
                                                   January 1997).

Norman H. Smith            Trustee (3)             Lieutenant General, United
243 Mt. Oriole Lane                                States Marine Corps;
Linden, VA  22642                                  Deputy Chief of Staff for
March 1933                                         Manpower and Reserve
                                                   Affairs, Headquarters
                                                   Marine Corps;
                                                   Commanding General III
                                                   Marine Expeditionary
                                                   Force/3rd Marine
                                                   Division (retired
                                                   1991).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.
(3)   Member of the Audit Committee and the Administration Committee.

                         Positions Held             Principal Occupation(s)
Name and Address         With the Company           During the Past Five Years
----------------         ----------------           --------------------------

John P. Toolan           Trustee (3)                Director, The Smith Barney
13 Chadwell Place                                   Muni Bond Funds, The Smith
Morristown, NJ  07960                               Barney Tax-Free Money Funds,
September 1930                                      Inc., Vantage Money Market
                                                    Funds (mutual funds),
                                                    The Inefficient-Market
                                                    Fund, Inc. (closed-end
                                                    investment company)
                                                    and Smith Barney Trust
                                                    Company of Florida;
                                                    Chairman, Smith Barney
                                                    Trust Company (retired
                                                    December, 1991);
                                                    Director, Smith
                                                    Barney, Inc., Mutual
                                                    Management Company and
                                                    Smith Barney Advisers,
                                                    Inc. (investment
                                                    advisers) (retired
                                                    1991); Senior
                                                    Executive Vice
                                                    President, Director
                                                    and member of the
                                                    Executive Committee,
                                                    Smith Barney, Harris
                                                    Upham & Co.,
                                                    Incorporated
                                                    (investment bankers)
                                                    (until 1991).

Robert G. Freedman       Vice Chairman and Chief    Vice Chairman and Chief
101 Huntington Avenue    Investment Officer (2)     Investment Officer, the
Boston, MA  02199                                   Adviser; Director, the
July 1938                                           Adviser, Advisers
                                                    International, John
                                                    Hancock Funds,
                                                    SAMCorp., Insurance
                                                    Agency, Inc.,
                                                    Southeastern Thrift &
                                                    Bank Fund and NM
                                                    Capital; Director and
                                                    Senior Vice President,
                                                    The Berkeley Group;
                                                    President, the Adviser
                                                    (until December 1994);
                                                    Director, Signature
                                                    Services (until
                                                    January 1997).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.
(3)   Member of the Audit Committee and the Administration Committee.

                        Positions Held              Principal Occupation(s)
Name and Address        With the Company            During the Past Five Years
----------------        ----------------            --------------------------

James B. Little         Senior Vice President and   Senior Vice President, the
101 Huntington Avenue   Chief Financial Officer     Adviser, The Berkeley
Boston, MA  02199                                   Group, John Hancock Funds.
February 1935

John A. Morin           Vice President              Vice President and
101 Huntington Avenue                               Secretary, the Adviser, The
Boston, MA  02199                                   Berkeley Group, Signature
July 1950                                           Services and John Hancock
                                                    Funds; Secretary, NM
                                                    Capital and SAMCorp.;
                                                    Clerk, Insurance
                                                    Agency, Inc.; Counsel,
                                                    John Hancock Mutual
                                                    Life Insurance Company
                                                    (until February 1996),
                                                    and Vice President of
                                                    John Hancock
                                                    Distributors, Inc.
                                                    (until April 1994).

Susan S. Newton         Vice President and          Vice President, the
101 Huntington Avenue   Secretary                   Adviser; John Hancock
Boston, MA  02199                                   Funds, Signature Services
March 1950                                          and The Berkeley Group;
                                                    Vice President, John
                                                    Hancock Distributors, Inc.
                                                    (until April 1994).

James J. Stokowski      Vice President and          Vice President, the Adviser.
101 Huntington Avenue   Treasurer
Boston, MA  02199
November 1946

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.
(3)   Member of the Audit Committee and the Administration Committee.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. The three non-Independent Trustees, Messrs. Boudreau and Scipione and Ms. Hodsdon, and each of the officers of the Trust are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Fund for their services.


                                                         Total
                                                         Compensation From
                                                         the Fund and John
                               Aggregate Compensation    Hancock Fund Complex
      Independent Trustees     From the Fund+            to Trustees **
      --------------------     --------------            --------------

      James F. Carlin            $                       $ 74,000
      William H. Cunningham*                               74,000
      Charles F. Fretz                                     74,250
      Harold R. Hiser, Jr.*                                74,000
      Charles L. Ladner                                    74,250
      Leo E. Linbeck, Jr.                                  74,250
      Patricia P. McCarter*                                74,250
      Steven R. Pruchansky*                                77,250
      Norman H. Smith*                                     77,250
      John P. Toolan*                                      74,250
                                                         --------
      Total                                              $747,750

+     Compensation for the period ended December 31, 1997.

* As of December 31, 1997, the value of the aggregate deferred compensation from all funds in the John Hancock Funds Complex for Mr. Cunningham was $220,106, for Mr. Hiser was $103,868, for Ms. McCarter was $159,075, for Mr. Pruchansky was $68,102, for Mr. Smith was $70,607 and for Mr. Toolan was $281,133 under the John Hancock Deferred Compensation Plan for Independent Trustees.

** Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 1997. As of this date, there were sixty-seven funds in the John Hancock Fund Complex, with each of these Independent Trustees serving thirty- two funds.

All of the officers listed are officers or employees of the Adviser or the Affiliated Companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.

As of February 2, 1998, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares. As of that date, no person or entity owned beneficially or of record 5% or more of the outstanding shares of the Fund.


INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $26 billion in assets under management in its capacity as investment adviser to the Fund and other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,400,000 shareholders.

The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.


The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser, which was approved by the Fund's shareholders.
 Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.


The Fund bears all costs of its organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expense of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.


As compensation for its services under the Advisory , the Fund pays the Adviser monthly an investment management fee which is based on an annual rate of 0.60% of the average of the daily net assets of the Fund.


From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average net assets. The Adviser retains the right to re-impose a fee and recover other payments to the extent that, at the end of any fiscal year, the Fund's actual expenses at year end fall below any such limit.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or any affiliate provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreement .

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all Trustees. The Advisory Agreement, and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if it is assigned.


Investment Advisory fees to the Adviser during the fiscal year ended December 31, 1997, 1996 and 1995 amounted to $___, $956,674 and $891,221, respectively.


The Adviser has entered into a service agreement with Sovereign Asset Management Corporation ("SAMCORP") which is an indirect wholly-owned subsidiary of the Life Company. The service agreement provides that SAMCORP will provide to the Adviser certain portfolio management services with respect to the equity securities held in the portfolio of the Fund. The service agreement further provides that the Adviser will remain ultimately responsible for all of its obligations under the investment management contract between the Adviser and the Fund. Subject to the supervision of the Adviser, SAMCORP furnishes the Fund with recommendations with respect to the purchase, holding and disposition of equity securities in the Fund's portfolio; furnishes the Fund with research, economic and statistical data in connection with the Fund's equity investments; and places orders for transactions in equity securities.

The Adviser pays to SAMCORP 40% of the monthly investment management fee received by the Adviser with respect to the equity securities held in the portfolio of the Fund during such month. The fees paid by the Fund to the Adviser under the investment management contract are not affected by this arrangement.


During the fiscal years ended December 31, 1997, 1996 and 1995, the Adviser paid SAMCORP the sum of $___, $228,702 and $118,896, respectively, in connection with the service agreement with SAMCORP.

Accounting and Legal Services Agreement. The Trust on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ending December 31, 1997 and 1996, the Fund paid the Adviser $___ and $29,896 for services under this agreement.


In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

DISTRIBUTION CONTRACTS

The Fund has entered into a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock

Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B shares the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis. John Hancock Funds may pay extra compensation to financial services firms selling large amounts of fund shares. This compensation would be calculated as a percentage of fund shares sold by the firm.


Total underwriting commissions for sales of the Fund's Class A shares for the fiscal period ended December 31, 1997, 1996 and 1995 were $ _______, $186,339 and $158,821, respectively and $ ______, $26,816 and $24,668, were retained by John Hancock Funds in 1997, 1996 and 1995, respectively. The remainder of the underwriting commissions were reallowed to dealers.


The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares ("the Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00% respectively, of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees are used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond one year from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B Plan as a liability of the Fund because the Trustees may terminate the Class B Plan at any time. For the year ended December 31, 1997, an aggregate of $ of distribution expenses or
3.88 % of the average net assets of Class B shares were not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods.


The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which the expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.


The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty (a) by a vote of a majority of the Independent Trustees (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides that no material amendment to the Plans will, in any event, be effective unless it is approved by a vote of a majority of the Trustees and the Independent Trustees of the Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.


During the fiscal year ended December 31, 1997, the Funds paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund.


                                  Expense Items


                                  Printing and                                Interest
                                   Mailing of                    Expenses    Carrying or
                                 Prospectus to   Compensation     of John       Other
                                      New             to          Hancock      Finance
                    Advertising   Shareholders  Selling Brokers    Funds       Charges
                    -----------   ------------  ---------------    -----       -------

Class A Shares           $             $               $             $

Class B Shares           $             $               $             $            $


NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchases by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

o A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

o A Trustee/Director or officer of the Fund; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o     A member of an approved affinity group financial services plan.*

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.


o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.


o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

      Amount Invested                                             CDSC Rate
      ---------------                                             ---------

      $1 to $4,999,999                                               1.00%
      Next $5 million to $9,999,999                                  0.50%
      Amounts to $10 million and over                                0.25%

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made over a specified period pursuant to a Letter of Intention (LOI), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k) and Section 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.


The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the 13-month period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.


Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.


Class B shares are not available to full-service defined contribution plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.


In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.


Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      o  Proceeds of 50 shares redeemed at $12 per shares (50 x 12)     $600.00
      o  *Minus Appreciation ($12 - $10) x 100 shares                   (200.00)
      o  Minus proceeds of 10 shares not subject to CDSC
         (dividend reinvestment)                                        (120.00)
                                                                        -------
      o  Amount subject to CDSC                                         $280.00

      *The appreciation is based on all 100 shares in the lot not just the shares being redeemed.


Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by Signature Services to defray its expenses related to providing distribution- related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*     Redemptions due to death or disability.

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)


* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

For Retirement Accounts (such as IRA, SIMPLE IRA, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory distributions under the Internal Revenue Code.

*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (such as 401(k), Money Purchase Pension Plan and Profit-Sharing Plan).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.

CDSC Waiver Matrix for Class B Funds


--------------------------------------------------------------------------------
Type of        401(a) Plan   403(b)     457        IRA, IRA    Non-Retirement
Distribution   (401(k),                            Rollover
               MPP, PSP)
--------------------------------------------------------------------------------
Death or       Waived        Waived     Waived     Waived      Waived
Disability
--------------------------------------------------------------------------------
Over 70 1/2    Waived        Waived     Waived     Waived      12% of
                                                   for         account
                                                   mandatory   value
                                                   distributi  annually
                                                   or 12%      in
                                                   of          periodic
                                                   account     payments
                                                   value
                                                   annually
                                                   in
                                                   periodic
                                                   payments.
--------------------------------------------------------------------------------
Between 59     Waived        Waived     Waived     Waived      12% of
1/2 and 70                                         for Life    account
1/2                                                Expectancy  value
                                                   or 12%      annually
                                                   of          in
                                                   account     periodic
                                                   value       payments
                                                   annually
                                                   in
                                                   periodic
                                                   payments.
--------------------------------------------------------------------------------
Under 59 1/2   Waived for    Waived     Waived     Waived      12% of
               annuity       for        for        for         account
               payments      annuity    annuity    annuity     value
               (72t) or      payments   payments   payments    annually
               12% of        (72t) or   (72t) or   (72t) or    in
               account       12% of     12% of     12% of      periodic
               value         account    account    account     payments
               annually in   value      value      value
               periodic      annually   annually   annually
               payments.     in         in         in
                             periodic   periodic   periodic
                             payments.  payments.  payments.
--------------------------------------------------------------------------------
Loans          Waived        Waived     N/A        N/A         N/A
--------------------------------------------------------------------------------
Termination    Not Waived    Not        Not        Not         N/A
of Plan                      Waived     Waived     Waived
--------------------------------------------------------------------------------
Hardships      Waived        Waived     Waived     N/A         N/A
--------------------------------------------------------------------------------
Return of      Waived        Waived     Waived     Waived      N/A
Excess
--------------------------------------------------------------------------------


If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder were to sell portfolio securities received in this fashion he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act of 1940. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS


Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transactions charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund and John Hancock Intermediate Maturity Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.


If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may changed or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of the Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program (MAAP). The program in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.


The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by your bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The Program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the processing date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed shares of the Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in any fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of any John Hancock funds. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from such redemption at net asset value in additional shares of the class from which the redemption was made. Such shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and such new shares will continue to be subject to the CDSC. For purposes of determining the amount of any CDSC imposed upon a subsequent redemption, the holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.


A redemption or exchange of shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of shares will be treated for tax purposes as described under the "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).


DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and two other series. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.


Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class; (ii) Class B shares will pay higher distribution and service fees than Class A shares; and (iii) each of Class A shares and Class B shares will bear any class expenses properly allocable to such class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structure. Accordingly, the net asset value per share may vary depending whether Class A shares or Class B shares are purchased. No interest will be paid on uncashed dividend or redemption checks.


In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in the Fund's prospectus shall be liable for any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.


The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept credit card checks. Use of information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.


TAX STATUS


Each series of the Trust, including the Fund, is treated as a separate entity for tax purposes. The Fund has qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.


The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.


Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) As a result of federal tax legislation enacted on August 5, 1997 (the "Act"), gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/ or sold. The Treasury Department has issued guidance under the Act that enables the Fund to pass through to its shareholders the benefits of the capital gains rates enacted in the Act. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances. Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.


Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.


Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including certain currency positions or could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes") paid by the Fund, subject to certain provisions and limitations contained in the Code, only if, among other things, more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations. The Fund anticipates that it normally will not satisfy this 50% requirement and that, consequently, investors will not be entitled to any foreign tax credits or deductions with respect to their investments in the Fund.


If the Fund invests stock (including an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate there adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.


The amount of the Fund's net realized capital gains, if any, in any given year will result from sales of securities or transactions in options or futures made with a view to the maintenance of a portfolio believed by the Fund's management to be most likely to attain the Fund's objective. Such sales, and any resulting gains or losses, may therefore vary considerably from year to year. At the time of an investor's purchase of shares of the Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions in reality represent a return of a portion of the purchase price.


Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent Class A shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long- term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion. Also, future Treasury Department guidance issued to implement the Act may contain additional rules for determining the tax treatment of sales of Fund shares held for various periods, including the treatment of losses on the sales of shares held for six months or less that are recharacterized as long-term capital losses, as described above.


Although the Fund's present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and as noted above would not be distributed as such to shareholders. Presently, there are no realized capital loss carry forwards available to offset future net realized capital gains.


For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirement stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extent such basis would be reduced below zero, that current recognition of income would be required.


Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.


The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow the cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options, futures, foreign currency positions, and foreign currency forward contracts.


Certain options, futures, and forward foreign currency contracts undertaken by the Fund may cause the may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain foreign currency contracts, ordinary income or loss) and timing of some gains and losses realized by the Fund. Additionally, the Fund may be required to recognized gain, but not loss, it an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. Some of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. The Fund will take into account the special tax rules applicable to options, futures or forward contracts (including consideration of any available elections) in order to minimize any potential adverse tax consequences.


The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S.
domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund


The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income tax.


CALCULATION OF PERFORMANCE


The average annual total return is determined separately for each class of shares at December 31, 1997 with all distributions reinvested in shares. The average annualized total returns for Class A shares for the 1-year and 5-year periods and since the Fund's inception on October 5, 1992, were % and 11.43%, respectively.

The average annualized total returns for Class B shares for the 1-year and 5-year periods and since the Fund's inception on October 5, 1992, were 14.96%, 11.54% and 11.48%, respectively.

The Fund's total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and life of Fund year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:


                             T = ((ERV/P)^(1/n)) - 1

Where:


        P =      a hypothetical initial investment of $1,000.
        T =      average annual total return.
        n =      number of years.
        ERV =    ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 year and life-of-fund periods.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of Class A or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.


In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period.

Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share on the last day of the period, according to the following standard formula:

                     Yield = 2 ( [ ( a-b/cd ) + 1 ] ^6 - 1)

Where:

a =   dividends and interest earned during the period.
b = expenses accrued during the period (net of fee reductions and expense limitation payments, if any).
c = the average daily number of shares outstanding during the period that would be entitled to receive dividends.
d =   the maximum offering price per share on the last day of the period.


The Class A and Class B shares' yield at December 31, 1997 was ___% and ___%, respectively. Both total return and yield calculations for Class A shares include the effect of paying the maximum sales charge. Investments at lower sales charges would result in higher performance figures. Both total return and yield for the Class B shares reflect deduction of the applicable CDSC imposed on a redemption of shares held for the applicable period. All calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the periods. The total return and yield of Class A and Class B shares will differ; the Fund will include the total return and yield of both classes in any advertisement or promotional material including Fund performance data. The value of Fund shares, when redeemed, may be more or less than their original cost. Both total return and yield are historical calculations and are not an indication of future performance.


From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper-Fund Performance Analysis," a publication which tracks mutual fund net assets, total return, and yield. Comparisons may also be made to bank certificates of deposit ("CDs"), which differ from mutual funds, such as the Fund, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CDs, and the principal on a CD is insured.

Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, the WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, BARRON'S and IBBOTSON ASSOCIATES will also be utilized as well as the RUSSELL and WILSHIRE indices. The Fund may also cite Morningstar Mutual Values, an independent mutual fund information service which ranks mutual funds. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities of the Fund are made by the Adviser pursuant to recommendations made by its investment committee of the Adviser, which consists of directors of the Adviser and officers and Trustees who are interested persons of the Trust. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and other policies that the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended December 31, 1997, 1996 and 1995, the Fund paid brokerage commissions in the amount of $_____, $100,598 and $187,534, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to these policies as the Board may adopt from time to time. For the fiscal year ended December 31, 1997, the Fund paid commissions in the amount of $____ to compensate brokers for research services evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc., a broker-dealer ("Distributors" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the fiscal year ended December 31, 1997, 1996 and 1995, the Fund paid no brokerage commissions to any Affiliated Broker.


Distributors may act as broker for the Fund on securities or commodities exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Board believes to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Trust, the Adviser or the Affiliated Broker. Any such transactions would be subject to a good faith determination by the Trustees that the compensation paid to Affiliated Brokers is fair and reasonable. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Service an annual fee for Class A shares of $19.00 per shareholder account and for Class B shares of $21.50 per shareholder account, plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of the related net asset values.

CUSTODY OF PORTFOLIO


Portfolio securities of the Fund are held pursuant to a custodian agreement between the Trust and Investors Bank & Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the custodian agreement, Investors Bank & Company performs custody, portfolio and fund accounting services. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.


INDEPENDENT AUDITORS

The independent auditors of the Fund are _______________________, 200 Clarendon Street, Boston, Massachusetts 02116. The independent auditors audit and render an opinion on the Fund's annual financial statements and prepare the Fund's income tax returns.

                                    APPENDIX

Moody's describes its ratings for fixed income securities as follows:

Fixed income securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Fixed income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they are generally referred to as "high grade" obligations. They are rated lower than the best fixed income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Fixed income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Fixed income securities which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes fixed income securities in this class.

Fixed income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Fixed income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Fixed income securities which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Fixed income securities which are rated "C" are the lowest rated class of fixed income securities and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P describes its ratings for fixed income securities as follows:

Fixed income securities rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Fixed income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

Fixed income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed income securities in higher rated categories.

Fixed income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed income securities in this category than in higher rated categories.

Fixed income securities rated "BB," "B," "CCC," "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such fixed income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated "P-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. "P-1" repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well- established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated "P-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Issuers rated "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

S&P describes its three highest ratings for commercial paper as follows:

"A-1." This designation indicates that the degree of safety regarding timely payment is very strong.

"A-2." Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

"A-3." Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                              FINANCIAL STATEMENTS

                      JOHN HANCOCK SOVEREIGN INVESTORS FUND


                  Class A, Class B, Class C and Class Y Shares
                       Statement of Additional Information

                                   May 1, 1998

This Statement of Additional Information provides information about John Hancock Sovereign Investors Fund (the "Fund") in addition to the information that is contained in the combined Growth and Income Funds' Prospectus for Class A, Class B, Class C and Class Y shares, dated May 1, 199 8, and in the Fund's Prospectus for Class Y shares, dated May 1, 1998 (the "Prospectuses"). The Fund is a diversified series of John Hancock Investment Trust (the "Trust").


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectuses, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                1-(800)-225-5291

                                TABLE OF CONTENTS
                                                                        Page

Organization of the Fund ............................................    2
Investment Objective and Policies ...................................    2
Investment Restrictions .............................................    9
Those Responsible for Management ....................................   11
Investment Advisory and Other Services ..............................   20
Distribution Contracts ..............................................   22
Net Asset Value .....................................................   24
Initial Sales Charge on Class A Shares ..............................   25
Deferred Sales Charge on Class B and Class C ........................   28
Special Redemptions .................................................   32
Additional Services and Programs for Classes A, B and C Shares ......   32
Description of the Fund's Shares ....................................   34
Tax Status ..........................................................   35
Calculation of Performance ..........................................   40
Brokerage Allocation ................................................   41
Transfer Agent Services .............................................   43
Custody of Portfolio ................................................   44
Independent Auditors ................................................   44
Appendix ............................................................  A-1
Financial Statements ................................................  F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust on December 12, 1984. Prior to December 2, 1996, the Fund was a diversified series of John Hancock Sovereign Investors Fund, Inc.

John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of the John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES


The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is to provide long-term growth of capital and of income without assuming undue market risks. At times, however, because of market conditions, the Fund may invest primarily for current income. The Fund will make investments in different types and classes of securities in accordance with the Trustees' and the Adviser's appraisal of economic and market conditions. The Fund's portfolio securities are selected mainly for their investment character based upon generally accepted elements of intrinsic value, including industry position, management, financial strength, earning power, marketability and prospects for future growth. The distribution or mix of various types of investments is based on general market conditions, the level of interest rates, business and economic conditions, and the availability of investments in the equity and fixed income markets. The amount of the Fund's assets that may be invested in either equity or fixed income securities is not restricted and is based upon management's judgment of what might best achieve the Fund's investment objectives. The securities held by the Fund are under continuous study by the Adviser. They are selected because they are considered by the management to contribute to the possible achievement of the Fund's objective. They are held or disposed of in accordance with the results of a continuing examination of their merit.


The Fund currently uses a strategy of investing only in those common stocks which have a record of having increased their dividend payout in each of the preceding ten or more years. This dividend performers strategy can be changed at any time.

The Fund has adhered to this philosophy since 1979. By investing primarily in these companies, the portfolio management team focuses on investments with characteristics such as: a strong management team that has demonstrated leadership through changing market cycles; financial soundness as evidenced by consistently rising dividends and profits, strong cash flows, high return on equity and a balance sheet showing little debt; and strong brand recognition and market acceptance, backed by proven products and a well-established, often global, distribution network.

Subject to the Fund's policy of investing primarily in common stocks, the Fund may invest without limit in investment grade debt securities or investment grade preferred stocks (equivalent to the top four bond rating categories of an NRSRO). For temporary defensive purposes, the Fund may invest some or all of its assets in investment grade short-term securities.

The investment policy of the Fund is to purchase and hold securities for capital appreciation and investment income, although there may be a limited number of short- term transactions incidental to the pursuit of its investment objective. The Fund may make portfolio purchases and sales to the extent that in its Board's opinion, relying on the Adviser or independently, such transactions are in the interest of shareholders.

The Fund endeavors to achieve its objective by utilizing experienced management and generally investing in securities of seasoned companies in sound financial condition. The Fund has not purchased securities of real estate investment trusts and has no present intention of doing so in the future.

Diversification. The Fund's investments are diversified in a broad list of issues, representing many different industries. Although diversification does not eliminate market risk, it may tend to reduce it. At the same time, holdings of a large number of shares in any one company are avoided. Thus, during periods when general economic and political conditions are subject to rapid changes, it may be appropriate to effect rapid changes in the Fund's investments. This can be more readily accomplished by limiting the amount of any one investment.

As is common to all securities investments, the stock of this managed diversified Fund is subject to fluctuation in value; its portfolio will not necessarily prove a defense in periods of declining prices or lead the advance in rising markets. The Fund's management will endeavor to reduce the risks encountered in the use of any single investment by investing the assets of the Fund in a widely diversified group of securities. Diversification, however, will not necessarily reduce inherent market risks. Securities are selected mainly for their investment character, based upon generally accepted elements of intrinsic value including industry position, management, financial strength, earning power, ready marketability and prospects for future growth.

Concentration. The Fund's policy is not to concentrate its investments in any one industry, but investments of up to 25% of its total assets at market value may be made in a single industry. This limitation may not be changed without the affirmative vote of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").


Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the rating of Moody's and S&P and their significance.


Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.


Lower Rated High-Yield "High Risk" Debt Obligations. The Fund may invest less than 5% of its net assets in debt securities rated as low as C by Moody's or S&P and unrated securities deemed of equivalent quality by the Adviser. These securities are speculative to a high degree and often have very poor prospects of attaining real investment standing. Lower rated securities are generally referred to as junk bonds. See the Appendix attached to this Statement of Additional Information which describes the characteristics of the securities in the various rating categories.

Securities rated lower than Baa by Moody's or BBB by Standard & Poor's are sometimes referred to as junk bonds. See the Appendix attached to this Statement of Additional Information which describes the characteristics of the securities in the various ratings categories. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The credit ratings of Moody's and Standard & Poor's in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not reflect an evaluation of market risk. Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the issuer's ability to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond more to short-term corporate and market developments than do those of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations. The Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions.

Reduced volume and liquidity in the high yield high risk bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield high risk bonds. In addition, the Fund's investments in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investment, and consequently its net asset value, will be subject to the market fluctuations and risk inherent in all securities. Increasing rate note securities are typically refinanced by the issuers within a short period of time.

The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, the Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

Options and Futures. The Fund may not invest in futures contracts or sell call or put options. The Fund has authority to purchase put and call options, although the Fund has no present intention of doing so in the coming fiscal year.

Options on Securities and Securities Indices. The Fund may purchase call and put options on debt securities in which it may invest or on any securities index based on debt securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange ( or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Government Securities. Certain U.S. Government securities, including U.S. Treasury bills notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Ginnie Maes, Freddie Macs, Fannie Maes and Sallie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Collateralized Mortgage Obligations ("CMOs") in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates.

Mortgage-backed securities have stated maturities of up to thirty years when they are issued depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time such payments are received by the Fund for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Advisers the daily function of determining, the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The Fund does not intend to invest more than 5% of its net assets in Rule 144A securities.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlining securities or lack of access to income during this period, as well as, the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Fund's custodian a separate account consisting of liquid securities, of any type or maturity in an amount at least equal to the repurchase prices of these securities (plus any accrued interest thereon) under such agreements. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. The Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33 1/3% of the market value of its total assets. In addition, the Fund may not borrow money except in connection with the sale or resale of its shares. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the firms involved.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price . Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.


Short-Sales. The Fund may engage in short sales against the Box. In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when- issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.


Short-Term Trading and Portfolio Turnover. Although the Fund does to intend for the purpose of seeking short-term profits, the Fund's particular portfolio securities may be changed without regard to their holding period (subject to certain tax restrictions) when the Advisers deem that this action is appropriate in view of a change in the issuer's financial or business operations or changes in general market conditions. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. It is anticipated that, under normal market conditions, the Fund's annual portfolio turnover rate will be less than 100%. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS


Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.


The Fund observes the following fundamental investment restriction. The Fund may not:

      (1) The Fund may not, with respect to 75% of its total assets, purchase any security (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result: (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Fund would own more than 10% of the voting securities of any one issuer.

      (2) The Fund may not issue senior securities, except as permitted by paragraphs (3) and (7) below. For purposes of this restriction, the issuance of shares of common stock in multiple classes, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets are not deemed to be senior securities.

      (3) The Fund may not borrow money except in connection with the sale or resale of its shares.

      (4) The Fund may not act as an underwriter, except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

      (5) The Fund may not purchase or sell real estate, or any interest therein, including real estate mortgage loans, except that the Fund may: (i) hold and sell real estate acquired as the result of its ownership of securities, or (ii) invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other that real estate limited partnerships) that invest in real estate or interests therein.

      (6) The Fund may not make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies in an amount up to 331/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

      (7) The Fund may not purchase or sell commodities or commodity contracts; except that the Fund may purchase and sell options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward commitments, interest rate swaps, caps and floors, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

      (8) The Fund may not purchase securities of an issuer conducting its principal activity in any particular industry if immediately after such purchase the value of the Fund's investments in all issuers in this industry would exceed 25% of its total assets taken at market value.

Non Fundamental Investment Restrictions. The following restrictions may be changed by the Trustees without shareholder approval.

The Fund may not:

      (a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of any investment adviser to the Fund in order to save commissions or to average prices among the accounts, and the participation of the Fund as a part of a group bidding for the purchase of tax exempt bonds shall not be deemed to result in participation in a securities trading account.

      (b) Purchase securities on margin or make short sales unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold short and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.


            (c) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.


      (d) Invest for the purpose of exercising control over or management of any company.


      (e)   Invest more than 15% of its net assets in illiquid securities.


      (f)   Write put or call options.


      (g) No officer or Trustee of the Fund may take a short position in the shares of the Fund, withhold orders or buy shares in anticipation of orders.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

Because investments in securities of other investment companies may result in duplication of certain fees and expenses, the Fund will invest in such securities only when, in the Adviser's opinion, the anticipated return on such securities justifies any such additional expense.

THOSE RESPONSIBLE FOR MANAGEMENT


The business of the Fund is managed by its Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or directors of the Adviser or officers and directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Edward J. Boudreau, Jr. *  Trustee, Chairman and      Chairman, Director and
101 Huntington Avenue      Chief Executive Officer    Chief Executive Officer,
Boston, MA  02199          (1, 2)                     the Adviser; Chairman,
October 1944                                          Director and Chief
                                                      Executive Officer, The
                                                      Berkeley Financial Group,
                                                      Inc. ("The Berkeley
                                                      Group"); Chairman and
                                                      Director, NM Capital
                                                      Management, Inc. ("NM
                                                      Capital"), John Hancock
                                                      Advisers International
                                                      Limited ("Advisers
                                                      International") and
                                                      Sovereign Asset Management
                                                      Corporation ("SAMCorp");
                                                      Chairman, Chief Executive
                                                      Officer and President,
                                                      John Hancock Funds, Inc.
                                                      ("John Hancock Funds");
                                                      Chairman, First Signature
                                                      Bank and Trust Company;
                                                      Director, John Hancock
                                                      Insurance Agency, Inc.
                                                      ("Insurance Agency,
                                                      Inc."), John Hancock
                                                      Advisers International
                                                      (Ireland) Limited
                                                      ("International Ireland"),
                                                      John Hancock Capital
                                                      Corporation and New
                                                      England/Canada Business
                                                      Council; Member,
                                                      Investment Company
                                                      Institute Board of
                                                      Governors; Director, Asia
                                                      Strategic Growth Fund,
                                                      Inc.; Trustee, Museum of
                                                      Science; Director, John
                                                      Hancock Freedom Securities
                                                      Corporation (until
                                                      September 1996); Director,
                                                      John Hancock Signature
                                                      Services, Inc. ("Signature
                                                      Services") (until January
                                                      1997).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.
(3)   Member of the Audit Committee and the Administration Committee.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

James F. Carlin            Trustee (3)                Chairman and CEO, Carlin
233 West Central Street                               Consolidated, Inc.
Natick, MA 01760                                      (management/investments);
April 1940                                            Director, Arbella Mutual
                                                      Insurance Company
                                                      (insurance), Health Plan
                                                      Services, Inc.,
                                                      Massachusetts Health and
                                                      Education Tax Exempt
                                                      Trust, Flagship
                                                      Healthcare, Inc., Carlin
                                                      Insurance Agency, Inc.,
                                                      West Insurance Agency,
                                                      Inc. (until May 1995), Uno
                                                      Restaurant Corp.;
                                                      Chairman, Massachusetts
                                                      Board of Higher Education
                                                      (since 1995).

William H. Cunningham      Trustee (3)                Chancellor, University
601 Colorado Street                                   of Texas System and
O'Henry Hall                                          former President of the
Austin, TX 78701                                      University of Texas,
January 1944                                          Austin, Texas; Lee Hage
                                                      and Joseph D. Jamail
                                                      Regents Chair of Free
                                                      Enterprise; Director,
                                                      LaQuinta Motor Inns, Inc.
                                                      (hotel management
                                                      company); Director,
                                                      Jefferson-Pilot
                                                      Corporation (diversified
                                                      life insurance company)
                                                      and LBJ Foundation Board
                                                      (education foundation);
                                                      Advisory Director, Texas
                                                      Commerce Bank - Austin.

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.
(3)   Member of the Audit Committee and the Administration Committee.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Charles F. Fretz           Trustee (3)                Retired; self employed;
RD #5, Box 300B                                       Former Vice President
Clothier Springs Road                                 and Director, Towers,
Malvern, PA  19355                                    Perrin, Foster & Crosby,
June 1928                                             Inc. (international
                                                      management consultants)
                                                      (1952-1985).

Harold R. Hiser, Jr.       Trustee (3)                Executive Vice
123 Highland Avenue                                   President,
Short Hill, NJ  07078                                 Schering-Plough
October 1931                                          Corporation
                                                      (pharmaceuticals)
                                                      (retired 1996);
                                                      Director, ReCapital
                                                      Corporation
                                                      (reinsurance) (until
                                                      1995).

Anne C. Hodsdon *          Trustee and President      President, Chief
101 Huntington Avenue      (1,2)                      Operating Officer and
Boston, MA  02199                                     Director, the Adviser,
April 1953                                            The Berkeley Group;
                                                      Director, John Hancock
                                                      Funds, Advisers
                                                      International, Insurance
                                                      Agency, Inc. and
                                                      International Ireland;
                                                      President and Director,
                                                      SAMCorp. and NM Capital;
                                                      Executive Vice
                                                      President, the Adviser
                                                      (until December 1994);
                                                      Director, Signature
                                                      Services (until January
                                                      1997).

Charles L. Ladner          Trustee (3)                Director, Energy North,
UGI Corporation                                       Inc. (public utility
P.O. Box 858                                          holding company) (until
Valley Forge, PA 19482                                1992); Senior Vice
February 1938                                         President of UGI Corp.
                                                      Holding Company Public
                                                      Utilities, LPGAS, Vice
                                                      President of Amerigas
                                                      Partners L.P.

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.
(3)   Member of the Audit Committee and the Administration Committee.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Leo E. Linbeck, Jr.        Trustee (3)                Chairman, President,
3810 W. Alabama                                       Chief Executive Officer
Houston, TX 77027                                     and Director, Linbeck
August 1934                                           Corporation (a holding
                                                      company engaged in various
                                                      phases of the construction
                                                      industry and warehousing
                                                      interests); Former
                                                      Chairman, Federal Reserve
                                                      Bank of Dallas (1992,
                                                      1993); Chairman of the
                                                      Board and Chief Executive
                                                      Officer, Linbeck
                                                      Construction Corporation;
                                                      Director, PanEnergy
                                                      Corporation (a diversified
                                                      energy company), Daniel
                                                      Industries, Inc.
                                                      (manufacturer of gas
                                                      measuring products and
                                                      energy related equipment),
                                                      GeoQuest International
                                                      Holdings, Inc. (a
                                                      geophysical consulting
                                                      firm) (1980-1993); Former
                                                      Director, Greater Houston
                                                      Partnership (1980 -1995).

Patricia P. McCarter       Trustee (3)                Director and Secretary,
1230 Brentford Road                                   The McCarter Corp.
Malvern, PA  19355                                    (machine manufacturer).
May 1928

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.
(3)   Member of the Audit Committee and the Administration Committee.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Steven R. Pruchansky       Trustee (1, 3)             Director and President,
4327 Enterprise Avenue                                Mast Holdings, Inc.
Naples, FL  33942                                     (since 1991); Director,
August 1944                                           First Signature Bank &
                                                      Trust Company (until
                                                      August 1991); Director,
                                                      Mast Realty Trust (until
                                                      1994); President,
                                                      Maxwell Building Corp.
                                                      (until 1991).

Richard S. Scipione *      Trustee (1)                General Counsel, John
John Hancock Place                                    Hancock Life Company;
P.O. Box 111                                          Director, the Adviser,
Boston, MA  02117                                     Advisers International,
August 1937                                           John Hancock Funds, John
                                                      Hancock Distributors,
                                                      Inc., Insurance Agency,
                                                      Inc., John Hancock
                                                      Subsidiaries, Inc.,
                                                      SAMCorp. and NM Capital;
                                                      Director, The Berkeley
                                                      Group; Director, JH
                                                      Networking Insurance
                                                      Agency, Inc.; Director,
                                                      Signature Services
                                                      (until January 1997).

Norman H. Smith            Trustee (3)                Lieutenant General,
243 Mt. Oriole Lane                                   United States Marine
Linden, VA  22642                                     Corps; Deputy Chief of
March 1933                                            Staff for Manpower and
                                                      Reserve Affairs,
                                                      Headquarters Marine Corps;
                                                      Commanding General III
                                                      Marine Expeditionary
                                                      Force/3rd Marine Division
                                                      (retired 1991).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.
(3)   Member of the Audit Committee and the Administration Committee.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

John P. Toolan             Trustee (3)                Director, The Smith
13 Chadwell Place                                     Barney Muni Bond Funds,
Morristown, NJ  07960                                 The Smith Barney
September 1930                                        Tax-Free Money Funds,
                                                      Inc., Vantage Money Market
                                                      Funds (mutual funds), The
                                                      Inefficient-Market Fund,
                                                      Inc. (closed-end
                                                      investment company) and
                                                      Smith Barney Trust Company
                                                      of Florida; Chairman,
                                                      Smith Barney Trust Company
                                                      (retired December, 1991);
                                                      Director, Smith Barney,
                                                      Inc., Mutual Management
                                                      Company and Smith Barney
                                                      Advisers, Inc. (investment
                                                      advisers) (retired 1991);
                                                      Senior Executive Vice
                                                      President, Director and
                                                      member of the Executive
                                                      Committee, Smith Barney,
                                                      Harris Upham & Co.,
                                                      Incorporated (investment
                                                      bankers) (until 1991).

Robert G. Freedman         Vice Chairman and Chief    Vice Chairman and Chief
101 Huntington Avenue      Investment Officer (2)     Investment Officer, the
Boston, MA  02199                                     Adviser; Director, the
July 1938                                             Adviser, Advisers
                                                      International, John
                                                      Hancock Funds, SAMCorp.,
                                                      Insurance Agency, Inc.,
                                                      Southeastern Thrift & Bank
                                                      Fund and NM Capital;
                                                      Director and Senior Vice
                                                      President, The Berkeley
                                                      Group; President, the
                                                      Adviser (until December
                                                      1994); Director, Signature
                                                      Services (until January
                                                      1997).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.
(3)   Member of the Audit Committee and the Administration Committee.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

James B. Little            Senior Vice President and  Senior Vice President,
101 Huntington Avenue      Chief Financial Officer    the Adviser, The
Boston, MA  02199                                     Berkeley Group, John
February 1935                                         Hancock Funds.

John A. Morin              Vice President             Vice President and
101 Huntington Avenue                                 Secretary, the Adviser,
Boston, MA  02199                                     The Berkeley Group,
July 1950                                             Signature Services and
                                                      John Hancock Funds;
                                                      Secretary, NM Capital and
                                                      SAMCorp.; Clerk, Insurance
                                                      Agency, Inc.; Counsel,
                                                      John Hancock Mutual Life
                                                      Insurance Company (until
                                                      February 1996), and Vice
                                                      President of John Hancock
                                                      Distributors, Inc. (until
                                                      April 1994).

Susan S. Newton            Vice President and         Vice President, the
101 Huntington Avenue      Secretary                  Adviser; John Hancock
Boston, MA  02199                                     Funds, Signature
March 1950                                            Services and The
                                                      Berkeley Group; Vice
                                                      President, John Hancock
                                                      Distributors, Inc.
                                                      (until April 1994).

James J. Stokowski         Vice President and         Vice President, the
101 Huntington Avenue      Treasurer                  Adviser.
Boston, MA  02199
November 1946

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.
(3)   Member of the Audit Committee and the Administration Committee.

The following table provides information regarding the compensation paid by the Fund and other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Messrs. Boudreau and Scipione and Ms. Hodsdon, each a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                                                           Total Compensation
                                                                From the
                                    Aggregate                 Fund and John
                                    Compensation From          Hancock Fund
      Independent Trustees          the Fund+             Complex to Trustees **
      --------------------          ---------             ----------------------


      James F. Carlin                $                         $  74,000
      William H. Cunningham*                                      74,000
      Charles F. Fretz                                            74,250
      Harold R. Hiser, Jr.*                                       74,000
      Charles L. Ladner                                           74,250
      Leo E. Linbeck, Jr.                                         74,250
      Patricia P. McCarter*                                       74,250
      Steven R. Pruchansky*                                       77,250
      Norman H. Smith*                                            77,250
      John P. Toolan*                                             74,250
                                                                  ------
      Total                                                     $747,750

+     Compensation for the period ended December 31, 1997.

* As of December 31, 1997, the value of the aggregate deferred compensation from all funds in the John Hancock Funds Complex for Mr. Cunningham was $220,106, for Mr. Hiser was $103,868, for Ms. McCarter was $159,075, for Mr. Pruchansky was $68,102, for Mr. Smith was $70,607 and for Mr. Toolan was $281,133 under the John Hancock Deferred Compensation Plan for Independent Trustees.

** The total compensation paid by the John Hancock Fund Complex to the Independent Trustees as of the calendar year ended December 31, 1997. As of that date, there were sixty-seven funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty-two funds.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.

As of February 2, 1998, the officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of each class of the Fund and as of the same date the following shareholders beneficially owned 5% of or more of the outstanding shares of the Fund:

                                                              Percentage of
                                                              Total Outstanding
                                                              Shares of the
      Name and Address of                Class of             Class
      Shareholder                        Shares               of the Fund
      -----------                        ------               -----------

      Mellon Bank Trustee                Class Y
      California Savings Plus            shares                 76.68%
      Program
      457 Plan A/C CSPF0135002
      Attn:  Bob Stein
      1 Cabot Rd.
      Medford, MA  02155-5158

      Mellon Bank Trustee                Class Y
      California Savings Plus            shares                 23.31%
      Program
      401(K) Thrift Plan A/C
      CSPF0035002
      Attn:  Bob Stein
      1 Cabot Rd.
      Medford, MA  02155-5158


INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and han $26 billion i assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds, having a combined total of over 1,400,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders.. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.


The Fund bears all costs of its organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies, expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.


As compensation for its services under the Advisory Agreement, the Fund pays the Adviser quarterly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:


Net Asset Value                         Annual Rates
---------------                         ------------
$0 to $750 million                      0.60%
750 million to 1.5 billion              0.55%
1.5 billion to 2.5. billion             0.50%
2.5 billion and over                    0.45%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of the obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

Investment advisory fees paid to the Adviser in 1997, 1996 and 1995 amounted to $____ $9,708,887, and $8,017,834, respectively. The Adviser paid SAMCorp in 1997 the sum of $3,232,490 in 1995, $3,926,670 in 1996 and $_____ in 1997.

The Adviser has entered into a subadvisory agreement with Sovereign Asset Management Corporation ("SAMCorp"), which is an indirect wholly-owned subsidiary of the Life Company. The subadvisory agreement provides that SAMCorp will provide to the Adviser certain portfolio management services with respect to the securities held in the portfolio of the Fund. The service agreement further provides that the Adviser will remain ultimately responsible for all of its obligations under the investment management contract between the Adviser and the Fund. Subject to the supervision of the Adviser, SAMCorp furnishes the Fund with recommendations with respect to the purchase, holding and disposition of equity securities in the Fund's portfolio; furnishes the Fund with research, economic and statistical data in connection with the Fund's equity investments; and places orders for transactions in equity securities.

The Adviser pays to SAMCorp 40% of the quarterly investment management fee received by the Adviser with respect to the Fund during such quarter. The fees paid by the Fund to the Adviser under the investment management contract are not affected by this arrangement.


The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all of the Trustees. The Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by either party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended December 31, 1996 and 1997, the Fund paid the Adviser $321,896 and $______ respectively, for the services under this agreement.


In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

DISTRIBUTION CONTRACTS


The Fund has entered into a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from of a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis. John Hancock Funds may pay extra compensation to financial services firms selling large amounts of fund shares. This compensation would be calculated as a percentage of fund shares sold by the firm.

Total underwriting commissions for sales of the Fund's Class A shares for the fiscal period ended December 31, 1997, 1996 and 1995 were $ ________, $3,840,458 and  $3,398,441,  respectively,  and $ ________,  $604,382  and  $521,352,  were retained by John Hancock Funds in 1996 and 1995, respectively. The remainder of the underwriting commissions were reallowed to dealers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares ("the Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse the John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds ) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund, because the Trustees may terminate the Class B and/or Class C Plans at any time. For the fiscal year ended December 31, 1997 an aggregate of $____ of distribution expenses or ____% of the average net assets of the Class B shares of the Fund was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods. Class C shares did not commence operations until May 1, 1998; therefore, there are no unreimbursed expenses to report.


The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which the expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.


The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by the Trustees and by the Independent Trustees. The Plans provide that they may be terminated without penalty (a) by a vote of a majority of the Independent Trustees (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides, that no material amendment to the Plans will, in any event, be effective unless it is approved by a vote of a majority of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.


Class Y shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class Y shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B or Class C Plans.


Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.


During the fiscal year ended December 31, 1997, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund. Class C shares did not commence operations until May 1, 1998; therefore, there are no expenses to report.



                              Expense Items
                              -------------

                                 Printing
                                 and                                       Interest
                                 Mailing of                                Carrying or
                                 Prospectus    Compensation  Expenses of   Other
                                 to New        to Selling    John Hancock  Finance
                   Advertising   Shareholders  Brokers       Funds         Charges
                   -----------   ------------  -------       -----         -------
Sovereign
Investors Fund
--------------
Class A Shares       $           $             $             $
Class B Shares       $           $             $             $             $


NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchases by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Fund's Class A, Class B and Class C Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

      o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

      o A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

      o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Trustees of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

      o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

      o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

      o     A member of an approved affinity group financial services plan.*

      o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.


      o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.


      o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant-directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

      Amount Invested                                             CDSC Date
      ---------------                                             ---------
      $1 to $4,999,999                                            1.00%
      Next $5 million to $9,999,999                               0.50%
      Amounts of $10 million and over                             0.25%

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.


Letter of Intention. Reduced sales charges are also applicable to investments pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.


The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.


Because Class Y shares are sold at net asset value without the imposition of any sales charge, none of the privileges described under these captions are available to Class Y investors, with the following exception:

Combination Privilege. As explained in the Prospectus for Class Y Shares, a Class Y investor may qualify for the minimum $1,000,000 investment (or such other amount as may be determined by the Fund's officers) if the aggregate amount of his current and prior investments in Class Y shares of the Fund and Class Y shares of any other John Hancock Fund exceeds $1,000,000.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES


Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.


Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Class A, Class B and Class C Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

Class B and Class C shares are not available to full-service defined contribution plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.


When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)      $600.00
      o *Minus Appreciation ($12 - $10) x 100 shares                    (200.00)
      o Minus proceeds of 10 shares not subject to CDSC (dividend
        reinvestment)                                                   (120.00)
                                                                         ------
      o Amount subject to CDSC                                          $280.00

      * The appreciation is based on all 100 shares in the lot not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by Signature Services to defray its expenses related to providing distribution related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees enables the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.


Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*     Redemptions due to death or disability.

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.


* Redemptions of Class B and Class C shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC).

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

For Retirement Accounts (such as IRA, SIMPLE IRA, SIMPLE 401(k), Rollover IRA,TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code of 1986, as amended (the "Code")) unless otherwise noted.


* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (401(k), Money Purchase Pension Plan, Profit-Sharing Plan).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.

CDSC Waiver Matrix for Class B and Class C Funds.

--------------------------------------------------------------------------------
 Type of        401(a) Plan    403(b)      457        IRA, IRA       Non-
 Distribution   (401(k),                              Rollover       retirement
                MPP, PSP)
--------------------------------------------------------------------------------
 Death or       Waived         Waived      Waived     Waived         Waived
 Disability
--------------------------------------------------------------------------------
 Over 70 1/2    Waived         Waived      Waived     Waived for     12% of
                                                      mandatory      account
                                                      distributions  value
                                                      or 12% of      annually in
                                                      acct.          periodic
                                                      value          payments
                                                      annually
                                                      in
                                                      periodic
                                                      payments
--------------------------------------------------------------------------------
 Between 59     Waived         Waived      Waived     Waived for     12% of
 1/2 and 70                                           Life           account
 1/2                                                  Expectancy     value
                                                      or 12% of      annually in
                                                      acct.          periodic
                                                      value          payments
                                                      annually
                                                      in
                                                      periodic
                                                      payments
--------------------------------------------------------------------------------
 Under 59 1/2   Waived for     Waived      Waived     Waived for     12% of
                annuity        for         for        annuity        account
                payments       annuity     annuity    payments       value
                72(+) or 12%   payments    payments   72(+) or       annually in
                of acct.       72(+) or    72(+) or   12% of         periodic
                value          12% of      12% of     acct.          payments
                annually in    acct.       acct.      value
                periodic       value       value      annually
                payments       annually    annually   in
                               in          in         periodic
                               periodic    periodic   payments
                               payments    payments
--------------------------------------------------------------------------------
 Loans          Waived         Waived      N/A        N/A            N/A
--------------------------------------------------------------------------------
 Termination    Not            Not         Not        Not            N/A
 of Plan        Waived         Waived      Waived     Waived
--------------------------------------------------------------------------------
 Hardships      Waived         Waived      Waived     N/A            N/A
--------------------------------------------------------------------------------
 Return of      Waived         Waived      Waived     Waived         N/A
 Excess
--------------------------------------------------------------------------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS


Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.


ADDITIONAL SERVICES AND PROGRAMS FOR CLASSES A, B AND C SHARES


Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transactions charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund and John Hancock Intermediate Maturity Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.


If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.


The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.


An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".


Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares, which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic

Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.


Monthly Automatic Accumulation Program (MAAP). The program is explained in the Class A, Class B and Class C Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:


The investments will be drawn on or about the day of the month indicated.


The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.


The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the processing date of any investment.


Reinstatement and Reinvestment Privilege. If Signature Services is prior to reinvestment, a shareholder who has redeemed shares of the Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in any fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from such redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.


To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of shares will be treated for tax purposes as described below under the caption "Tax Status."

Retirement plans participating in Merrill Lynch's servicing programs:


Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).


DESCRIPTION OF FUND'S SHARES


The Trustees of the Trust are responsible for the management and supervision of the fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and three other series. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorizes the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C and Class Y.


The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of Class A, Class B and Class C shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.


Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A, Class B and Class C shares will be borne exclusively by that class; (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structure. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.


In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Fund. The Declaration of Trust also provides for indemnification out of the

Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Funds. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.


The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept credit card checks. Use of information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.


TAX STATUS


Each series of the Trust, including the Fund, is treated as a separate entity for tax purposes. The Fund has qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) As a result of federal tax legislation enacted on August 5, 1997 (the "Act"), gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department has issued guidance under the Act that enables the Fund to pass through to its shareholders the benefits of the capital gains rates enacted in the Act. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances. Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.


Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The amount of net realized capital gains, if any, in any given year will result from sales of securities made with a view to the maintenance of a portfolio believed by the Fund's management to be most likely to attain the Fund's objective. Such sales, and any resulting gains or losses, may therefore vary considerably from year to year. At the time of an investor's purchase of shares of the Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions on these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions in reality represent a return of a portion of the purchase price.


If the Fund acquires stock (including an option to acquire stock as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

The Fund may be subject to foreign taxes on its income from investments in certain foreign securities, if any. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will generally not consist of stocks or securities of foreign corporations, the Fund will generally be unable to pass such taxes through to shareholders, who will therefore generally not be entitled to any foreign tax credit or deduction with respect to their investment in the Fund. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.


Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currencies, or payable or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options transactions. Certain of these transactions may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and may affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Additionally, certain of the Fund's losses on transactions involving options and any offsetting or successor positions in its portfolio may be deferred rather than being taking into account currently in calculating the Fund's taxable income or gain. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. Some of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. The Fund will take into account the special tax rules applicable to options including consideration of available elections, in order to seek to minimize any potential adverse tax consequences.


Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent Class A shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestment. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long- term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion. Also, future Treasury Department guidance issued to implement the Act may contain additional rules for determining the tax treatment of sales of Fund shares held for various periods, including the treatment of losses on the sales of shares held for six months or less that are recharacterized as long-term capital losses, as described above.



Although the Fund's present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net gain over net short- term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of these taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and as noted above would not be distributed as such to shareholders. Presently, there are no realized capital loss carryforwards available to offset future net realized capital gains.


For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each dividend and distributed and properly designated by the Fund may be treated a qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.


The Fund is required to accrue income on any debt securities that have more than a de minimus amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options and futures contracts may also require the Fund to recognize gain within a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of the Code, Section 3406, and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Investments in debt obligations that are at risk of or in default may present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

The foregoing discussion relates solely to U.S. Federal income tax laws applicable to the U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. The foregoing discussion related to U.S. investors that are not exempt from U.S. Federal income tax. Different tax consequences will apply to plan participants, tax-exempt investors and investors that are subject to tax deferral. You should consult your tax adviser for specific advice. Under the Code, a tax-exempt investor in the Fund will not generally recognize unrelated business taxable income from its investment in the Fund unless the tax-exempt investor incurred indebtedness to acquire or continue to hold Fund shares and such indebtedness remains unpaid. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.


Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will not be required to pay Massachusetts income taxes.

CALCULATION OF PERFORMANCE


For the 30-day period ended December 31, 1997, the annualized yield on Class A, Class B and Class Y shares of the Fund was 1.29%, 0.52%, and 1.69%, respectively. The average annual total return of the Class A shares of the Fund for the 1, 5, 10 year periods ended December 31, 1997 was 22.68%, 14.09% and 14.56%, respectively. The average annual total return of the Class B shares of the Fund for the 1 year period ended December 31, 1997 and for the period from the commencement of operations, January 3, 1994 to December 31, 1997 was 23.14% and 16.61%, respectively. The average annual total return of the Class Y shares of the Fund for the 1 year period ended December 31, 1997 and for the period from commencement of operation, May 7, 1993 to December 31, 1997 was 29.60% and 16.71%, respectively. Class C shares of the Fund commenced operations on May 1, 1998; therefore, there is no average annual total return to report.


The Fund's total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                             T = ((ERV/P)^(1/n)) - 1

Where:

      P =   a hypothetical initial investment of $1,000.
      T =   average annual total return.
      n =   number of years.
      ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1, 5 and 10 year periods.


Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of Class A, Class B or Class C shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate. Performance calculations for Class Y shares do not include any sales charge or distribution plan fees.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.


The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                     Yield = 2 ( [ ( a-b/cd ) + 1 ] ^6 - 1)

Where:

a =   dividends and interest earned during the period.
b =   net expenses accrued during the period.
c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
d = the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's yield/total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper -- Growth and Income Fund Performance Analysis," a monthly publication which tracks mutual fund net assets, total return, and yield. Comparisons may also be made to bank certificates of deposit ("CDs"), which differ from mutual funds, such as the Fund, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CDs, and the principal on a CD is insured.

Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, the WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, BARRON'S and IBBOTSON ASSOCIATES will also be utilized as well as the Russell and Wilshire indices. The Fund may also cite Morningstar Mutual Values, an independent mutual fund information service which ranks mutual funds. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities of the Fund and the allocation of broker commissions are made by the Advisers pursuant to recommendations made by its investment committee of the Adviser, which consists of officers and Trustees of the Adviser and officers and Trustees who are interested persons of the Fund, and by SAMCorp. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and other policies that the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers sand the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


To the extent consistent with the foregoing, the Fund will be governed in the selection of broker and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser and SAMCorp, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser and SAMCorp. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser and SAMCorp, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or SAMCorp may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser and SAMCorp will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ended on December 31, 1997, 1996 and 1995, the Fund paid negotiated brokerage commissions in the amount of $____, $1,622,709 and $1,652,520, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to these policies as the Trustees may adopt from time to time. During the fiscal year ended December 31, 1997, the Fund directed commissions in the amount of $270,599 to compensate brokers for research services such as industry, economic and company reviews and evaluation of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc., a broker-dealer ("Distributors" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the fiscal year ended December 31, 1995, 1996 and 1997, the Fund paid no brokerage commissions to any Affiliated Broker.


Distributors may act as broker for the Fund on securities or commodities exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, SAMCorp or the Affiliated Broker. Any such transactions would be subject to a good faith determination by the Trustees that the compensation paid to Affiliated Brokers is fair and reasonable. Because the Adviser and SAMCorp, which are affiliated with the Affiliated Broker, have, as investment advisers to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $19.00 for each Class A shareholder account, $21.50 for each Class B shareholder account, $20.50 for each Class C shareholder account and 0.10% of the average daily net assets attributable to the Class Y shares.

CUSTODY OF PORTFOLIO


Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.


INDEPENDENT AUDITORS

The independent auditors of the Fund are ________________________, 200 Clarendon Street, Boston, Massachusetts 02116. The independent auditors audit and render an opinion on the Fund's annual financial statements and prepare the Fund's annual income tax returns.

                                    APPENDIX

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterized bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's describes its lower ratings for corporate bonds as follows:

Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated 'BB,' 'B,' 'CCC,' or 'CC' is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. 'BB' indicates the lowest degree of speculation and 'CC' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well- established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

Standard & Poor's describes its lower ratings for corporate bonds as follows:

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C Debt rated 'BB', 'B', 'CCC', 'CC" and 'C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Standard & Poor's describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

                              FINANCIAL STATEMENTS

                          John Hancock Investment Trust

                                     PART C.

                                OTHER INFORMATION

Item 24.        Financial Statements and Exhibits

     (a) Not applicable.

     (b) Exhibits:

     The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 25.  Persons Controlled by or under Common Control with Registrant

     No person is directly or indirectly controlled by or under common control with Registrant.

Item 26.  Number of Holders of Securities

     As of February 2, 1998, the number of record holders of shares of Registrant was as follows:

          Title of Class                               Number of Record Holders
          --------------                               ------------------------

          John Hancock Growth & Income Fund
          Class A Shares -                                  24,113
          Class B Shares -                                  30,774

          John Hancock Sovereign Investors Fund
          Class A Shares -                                 118,842
          Class B Shares -                                  51,660
          Class C Shares -                                     184

          John Hancock Sovereign Balanced Fund
          Class A Shares -                                   9,809
          Class B Shares -                                   8,624

Item 27.  Indemnification

     Section 4.3 of Registrant's Declaration of Trust provides that (i) every person who is, or has been, a Trustee, officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series, to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and that
     (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     However, no indemnification shall be provided to a Trustee or officer (i) against any liability to the Trust, a Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof; (iii) in the event of a settlement or other disposition not involving a final adjudication resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by (A) a court by (B) a majority of the Non- interested trustees or independent legal counsel, or
     (C) a vote of the majority of the Fund's outstanding shares.

     The rights of indemnification may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust or any Series thereof other than Trustees and officers may be entitled by contract or otherwise under law.

     Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding may be advanced by the Trust or a Series thereof before final disposition, if the recipient undertakes to repay the amount if it is ultimately determined that he is not entitled to indemnification, provided that either:

          (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

          For purposes of indemnification Non-interested Trustee" is one who (i) is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) is not involved in the claim, action, suit or proceeding.

     (b) Under the Distribution Agreement. Under Section 12 of the Distribution Agreement, John Hancock Funds, Inc. ("John Hancock Funds") has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

     Section 9(a) of the By-Laws of the Insurance Company provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any liability or expense incurred in connection with any matter settled without final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined to be entitled to indemnification.

     Article IX of the respective By-Laws of John Hancock Funds and the Adviser provide as follows:

"Section 9.01. Indemnity: Any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and the liability was not incurred by reason of gross negligence or reckless disregard of the duties involved in the conduct of his office, and expenses in connection therewith may be advanced by the Corporation, all to the full extent authorized by the law."

"Section 9.02. Not Exclusive; Survival of Rights: The indemnification provided by Section 9.01 shall not be deemed exclusive of any other right to which those indemnified may be entitled, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such as person."

Insofar as indemnification for liabilities under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the Registrant's Amended and Restated Articles of Incorporation, Article 10.1 of the Registrant's By-Laws, The underwriting Agreement, the By-Laws of John Hancock Funds, the Adviser, or the Insurance Company or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and other Connections of Investment Adviser

     For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Investment Adviser, reference is made to Forms ADV (801-8124) filed under the Investment Advisers Act of 1940, herein incorporated by reference.

Item 29.  Principal Underwriters

(a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Cash Reserve, Inc., John Hancock Bond Trust, John Hancock Current Interest, John Hancock Series Trust, John Hancock Tax-Free Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Special Equities Fund, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series Fund, John Hancock Strategic Series, John Hancock World Fund, John Hancock Investment Trust, John Hancock Institutional Series Trust, John Hancock Investment Trust II and John Hancock Investment Trust III.

(b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.


  Name and Principal                Positions and Offices                  Positions and Offices
   Business Address                    with Underwriter                       with Registrant
   ----------------                    ----------------                       ---------------
Edward J. Boudreau, Jr.       Director, Chairman, President and         Trustee, Chairman, and Chief
101 Huntington Avenue              Chief Executive Officer                   Executive Officer
Boston, Massachusetts

 Robert H. Watts                    Director, Executive Vice                        None
John Hancock Place              President and Chief Compliance
P.O. Box 111                               Officer
Boston, Massachusetts

Robert G. Freedman                          Director                       Vice Chairman and Chief
101 Huntington Avenue                                                         Investment Officer
Boston, Massachusetts

James V. Bowhers                   Executive Vice President                         None
101 Huntington Avenue
Boston, Massachusetts

Osbert Hood                          Senior Vice President                          None
101 Huntington Avenue                          and
Boston, Massachusetts                Chief Financial Officer

David A. King                               Director                                None
101 Huntington Avenue
Boston, Massachusetts

James B. Little                      Senior Vice President                Senior Vice President and
101 Huntington Avenue                                                       Chief Financial Officer
Boston, Massachusetts

Richard O. Hansen                    Senior Vice President                          None
101 Huntington Avenue
Boston, Massachusetts

John A. Morin                     Vice President and Secretary                 Vice President
101 Huntington Avenue
Boston, Massachusetts

Susan S. Newton                         Vice President                 Vice President and Secretary
101 Huntington Avenue
Boston, Massachusetts


                                      C-5

  Name and Principal                Positions and Offices                  Positions and Offices
   Business Address                    with Underwriter                       with Registrant
   ----------------                    ----------------                       ---------------

Christopher M. Meyer                 Vice President and                             None
101 Huntington Avenue                     Treasurer
Boston, Massachusetts

Stephen L. Brown                           Director                                 None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Thomas E. Moloney                          Director                                 None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore                        Director                                 None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Richard S. Scipione                        Director                                Trustee
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Anne C. Hodsdon                        Director and Executive                     President
101 Huntington Avenue                      Vice President
Boston, Massachusetts

John M. DeCiccio                           Director                                  None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Foster L. Aborn                            Director                                  None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

                                      C-6

  Name and Principal                Positions and Offices                  Positions and Offices
   Business Address                    with Underwriter                       with Registrant
   ----------------                    ----------------                       ---------------


David F. D'Alessandro                      Director                                  None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

William C. Fletcher                        Director                                  None
53 State Street
Boston, Massachusetts

Anthony P. Petrucci                   Senior Vice President                          None
101 Huntington Avenue
Boston, Massachusetts

Charles H. Womack                     Senior Vice President                          None
6501 Americas Parkway
Suite 950
Albuquerque, New Mexico

Keith F. Hartstein                    Senior Vice President                          None
101 Huntington Avenue
Boston, Massachusetts

J. William Benintende                     Vice President                             None
101 Huntington Avenue
Boston, Massachusetts

Gary Cronin                               Vice President                             None
101 Huntington Avenue
Boston, Massachusetts

Kristine Pancare                          Vice President                             None
101 Huntington Avenue
Boston, Massachusetts

                                      C-7


  Name and Principal                Positions and Offices                  Positions and Offices
   Business Address                    with Underwriter                       with Registrant
   ----------------                    ----------------                       ---------------

Griselda Lyman                            Vice President                             None
101 Huntington Avenue
Boston, Massachusetts

Karen F. Walsh                            Vice President                             None
101 Huntington Avenue
Boston, Massachusetts

     (c) None.

Item 30.  Location of Accounts and Records

     Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment Company Act of 1940 as its principal executive offices at 101 Huntington Avenue, Boston Massachusetts 02199-7603. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent and Custodian.

Item 31.  Management Services

     Not applicable.

Item 32.  Undertakings

     (a) Not applicable.

     (b) Not applicable.

     (c) Registrant hereby undertakes to furnish each person to whom a prospectus with respect to a series of the Registrant is delivered with a copy of the latest annual report to shareholders with respect to that series upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 20th day of February, 1998.

                                            JOHN HANCOCK INVESTMENT TRUST

                                            By:             *
                                               ---------------------------------
                                            Edward J. Boudreau, Jr.
                                            Chairman and Chief Executive Officer

     Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  the
Registration has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                               Title                                 Date
       ---------                               -----                                 ----
             *
------------------------            Chairman and Chief Executive
Edward J. Boudreau, Jr.         Officer (Principal Executive Officer)


/s/ James B. Little
------------------------          Senior Vice President and Chief               February 20, 1998
James B. Little                    Financial Officer (Principal
                                 Financial and Accounting Officer)

             *                               Trustee
------------------------
James F. Carlin

             *                               Trustee
------------------------
William H. Cunningham

             *                               Trustee
------------------------
Charles F. Fretz

             *                               Trustee
------------------------
Harold R. Hiser, Jr.

             *                               Trustee
------------------------
Anne C. Hodsdon


------------------------                     Trustee
Charles L. Ladner


                                      C-9

       Signature                               Title                                 Date
       ---------                               -----                                 ----


             *
------------------------                     Trustee
Leo E. Linbeck, Jr.

             *
------------------------                     Trustee
Patricia P. McCarter

             *                               Trustee
------------------------
Steven R. Pruchansky

             *                               Trustee
------------------------
Norman H. Smith

             *
------------------------                     Trustee
Richard S. Scipione

             *                               Trustee
------------------------
John P. Toolan


By:      /s/Susan S. Newton                                                     February 20, 1998
         ------------------
         Susan S. Newton,
         Attorney-in-Fact
         Powers of Attorney dated
         June 25, 1996.

                               Index to Exhibits

Exhibit No.                        Description

99.B1 Amended and Restated Declaration of Trust of John Hancock Investment Trust dated July 1, 1996.***

99.B2              Amended and Restated By-Laws dated November 19, 1996.****

99.B3              Not Applicable.

99.B4 Form of Class A Share and Class B Share Certificates for Growth and Income Fund.**

99.B5 Investment Advisory Agreement between John Hancock Advisers, Inc. and the Registrant on behalf of Growth and Income Fund.*

99.B5.1 Amended and Restated Administrative Service Agreement among Transamerica Fund Management Company, Transamerica Funds Distributor, Inc., and the Registrant on behalf of Growth and Income Fund.*

99.B5.2 Investment Management Contract between John Hancock Advisers, Inc. and the Registrant on behalf of Sovereign Investors
                   Fund dated December 2, 1996.*****

99.B5.3 Investment Management Contract between John Hancock Advisers, Inc. and the Registrant on behalf of Sovereign Balanced
                   Fund dated December 2, 1996.*****

99.B5.4 Service Agreement between Registrant and Sovereign Asset Management Corporation dated December 2, 1996.*****

99.B6 Distribution Agreement between the Registrant and John Hancock Broker Distribution Services, Inc.*

99.B6.1 Form of Soliciting Dealer Agreement between John Hancock Funds, Inc. and the John Hancock funds.*

99.B6.2 Form of Financial Distribution Sales and Services Agreement between John Hancock Funds, Inc. and the John Hancock funds.*

99.B6.3 Amendment to Distribution Agreement between John Hancock Funds and the Registrant dated December 2, 1996.*****

Exhibit No.                        Description

99.B7              Not Applicable.

99.B8 Master Custodian Agreement between the John Hancock Funds and Investors Bank & Trust company.*

99.B9 Transfer Agency Agreement between John Hancock Investor Services Corporation and the John Hancock funds.*

99.B9.1 Amended Transfer Agency and Service Agreements for Sovereign Balanced Fund and Sovereign Investors Fund dated
                   December 2, 1996.*****

99.B10             Not Applicable.

99.B11             Not Applicable.

99.B12             Not Applicable.

99.B13             Not Applicable.

99.B14             Not Applicable.

99.B15             Rule 12b-1 Plan (Class A Shares).
                   (i) Growth and Income Fund *

99.B15.1           Rule 12b-1 Plan (Class B Shares).
                   (i) Growth and Income Fund *

99.B15.2           Rule 12b-1 Plan (Class A Shares)
                   (i) Sovereign Investors Fund.*****

99.B15.3           Rule 12b-1 Plan (Class B Shares)
                   (i) Sovereign Investors Fund.*****

99.B15.4           Rule 12b-1 Plan (Class A Shares)
                   (i) Sovereign Balanced Fund.*****

99.B15.5           Rule 12b-1 Plan (Class B Shares)
                   (i) Sovereign Balanced Fund.*****

99.B16 Schedule for computation of each performance quotation provided in the Registration Statement.**

99.27              Not Applicable.

*        Previously filed with post-effective amendment number 73 (file nos.
         811-0560; 2-10156) on May 10, 1995, accession number
         0000950135-95-001122.

** Previously filed electronically with post-effective amendment number 74 (file nos. 811-0560 and 2-10156) on December 26, 1996, accession number 0000950135-95-002738.

*** Previously filed electronically with post-effective amendment number 76 (file nos. 811-0560 and 2-10156) on September 13, 1996, accession number 0001010521-96-000179.

**** Previously filed electronically with post-effective amendment number 77 (file nos. 811-0560 and 2-10156) on December 20, 1996, accession number 0001010521-96-000224.

***** Previously filed electronically with post-effective amendment number 78 (file nos. 811-0560 and 2-10156) on February 27, 1997, accession number 0001010521-97-000228.

+        Filed herewith.